PRESENTATION TO THE SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS OF SUN REGARDING PROJECT SUN


MAY 19, 2000

TABLE OF CONTENTS

SECTION
--------------------------------------------------------------------------------

   1            Review of Proposed Transaction

   2            Work Completed to Date

   3            Overview of Sun Stock

   4            Valuation

         A              Methodology

         B              Sun Consolidated Financials

         C              Summary Valuation

   5            Sun Business Segment Review and Analysis

         A              Mainland Residential Segment

         B              Hawaii Residential Segment

         C              Mainland Commercial Segment

         D              Hawaii Commercial Segment

         E              Lana'i Segment

   6            Financial Conditions of the Flexi-Van Offer

--------------------------------------------------------------------------------
CONFIDENTAL

TABLE OF CONTENTS

SECTION
--------------------------------------------------------------------------------

APPENDICES

         A              Property List

         B              Weighted Average Cost of Capital

         C              Review of Discussions with Other Potential Buyers

         D              Real Estate Appraisal Letter
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
CONFIDENTAL

SECTION 1
REVIEW OF PROPOSED TRANSACTION

SUMMARY OF THE PROPOSED TRANSACTION

KEY TERMS(1)
/ / Flexi-Van(2) will purchase all remaining outstanding shares of common stock for $18.50 per share (the "Proposed Transaction")

     -    Flexi-Van's current beneficial ownership is approximately 27.1%

     -    Flexi-Van will purchase remaining 72.9% of common shares

     -    Enterprise Value of $602.0 million

     - Flexi-Van will own 100% of company immediately following the transaction

/ /  Form of Offer

     -    Cash tender offer

     - Minimum number of shares is a majority of the non-Flexi-Van shares; such provision can be waived after discussion with the Special Committee

     - Upon closing of the tender offer, parties will complete a merger in a timely manner

     -    Shareholders have dissenter rights under Hawaiian law

/ /  Break-up Provisions

     - Board has the right to consider and accept a higher offer should one emerge

     -    Can provide non-public information to potential higher bidders

     - Must pay Flexi-Van a break-up fee of the greater of $6.8 million or 2% of the equity value the if merger agreement is terminated in favor of another offer

     -    Limited ability to solicit other acquisition proposals


--------------------------------------------------------------------------------
CONFIDENTAL                                                                    1

/ /  Significant Conditions to Closing

     -    Financing contingency

     -    HSR clearance

     -    Minimum amount to be tendered


/ / Deutsche Bank Securities, Inc. ("DBSI") issued a highly confident letter on March 29, 2000


     - "Taking into account [certain] matters and assumptions, DBSI is highly confident of its ability to arrange, place or underwrite the financing required for Flexi-Van to consummate the Transaction"

     -    Key Assumptions of DBSI's letter:

          - No material adverse change in general economic conditions, capital market conditions, the operations, business, prospects, condition (financial and other) or management of the Company

          -    Satisfactory completion of due diligence

/ / DBSI has provided a draft commitment letter dated May 19, 2000 to fund the transaction.




-----------------
(1) Per the proposal letter dated March 29, 2000 delivered by David H. Murdock, Chairman and Chief Executive Officer of Flexi-Van Leasing, Inc.
(2)  Flexi-Van or another corporation wholly-owned by David Murdock.


--------------------------------------------------------------------------------
CONFIDENTAL                                                                    2

POST-ANNOUNCEMENT DISCLOSED TRADING ACTIVITY(1)

TISCH FAMILY INVESTMENT

/ / Acquiring Entities: Mentor Partners, L.P.; Mentor Offshore Fund Limited; and Four Partners

/ /  Beneficial Owners: Daniel, Thomas, Andrew and James Tisch

/ /  Schedule 13D filing April 28, 2000

/ / Purchased 9.6 % from March 31, 2000 to April 28, 2000 at an average price of $17.165 per share

TWEEDY BROWNE

/ / Sold 611,169 shares from February 14, 2000 to April 3, 2000, per a Schedule 13D filed April 11, 2000

/ /  Currently beneficially holds a remaining 1.2% of the shares per the
     Schedule 13D, down from 6.8%

------------------------
(1)  Per public filings.


--------------------------------------------------------------------------------
CONFIDENTAL                                                                    3

PROPOSED TRANSACTION VALUE


PROPOSED TRANSACTION VALUE          (DATA IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
--------------------------------------------------------------------------------
Price per Share(1)                                          $18.50
Fully Diluted Shares Outstanding(2)                         17.794
                                                         ---------
Value of Fully Diluted Shares                               $329.2
Cost of Option Shares Exercise Proceeds(3)                  (11.3)
                                                         ---------
Total Common Equity Value                                   $317.9
Plus:  Debt(4)                                               274.5
Plus:  Specific Deferred Taxes(5)                              5.0
Plus:  Other Liabilities(6)                                   10.3
Less:  Cash(4)                                                (5.7)
                                                         ---------
Total Transaction Enterprise Value                          $602.0
                                                         =========

--------------------------------------------------------------------------------



---------------------
(1)  Represents revised price per share offered by Flexi-Van.
(2) 17,052,946 shares outstanding plus 741,271 shares issuable pursuant to option exercises, per Company 10-K dated March 31, 2000.
(3) Based on 741,271 options outstanding at an average exercise price of $15.18, per Company Annual Report dated December 31, 1999 (includes management options).
(4)  As of February 29, 2000 per Sun Board Presentation dated March 29, 2000.
(5) Represents management's estimate of excess of cash taxes over GAAP tax expense the Company will incur for the period 2000-2004. Management believes that there will be no material increase or decrease in the deferred tax liability beyond 2004. Book value of deferred tax is $180.8 million, as of February 29, 2000, per Sun Board presentation dated March 29, 2000.
(6) Consists of property taxes payable, interest payable, and Mountaingate landfill reserve of $1 million, $1.7 million, and $7.6 million, respectively.


--------------------------------------------------------------------------------
CONFIDENTAL                                                                    4

SECTION 2
WORK COMPLETED TO DATE

WORK COMPLETED TO DATE

/ / Reviewed annual reports, quarterly report(s), and other public filings of Sun ("Sun" or the "Company")

/ / Reviewed certain operating and financial information, including and projections and appraisals (when available) provided to us by management for the five years ended December 31, 2004

     - After discussions with the Special Committee, Bear Stearns obtained limited real estate appraisals from The Hallstrom Group Inc. for real property owned by the Company and located the Island of Lana'i, and certain real property owned by the Company and located on Oahu

/ / Met with certain members of Sun's senior management to discuss Sun's business, operations, historical and projected financial results and future prospects

     - Including discussions with David Murdock and select business segment managers

/ /  Performed selected site visits

/ / Reviewed historical prices and events, trading multiples and trading volume(s) of the common shares of Sun

/ / Performed discounted cash flow analysis based on the projections for Sun furnished to us by Sun management

/ / Reviewed publicly available financial data, stock market performance data and trading multiples of companies in similar business segments to Sun and its components, I.E., Lodging Companies, Homebuilding/Land Development Companies and Commercial Property Owners/Operators

/ / Reviewed the terms of recent merger and acquisition transactions in similar business segments to Sun and its components


CONFIDENTIAL                                                                   5

/ /  Held preliminary discussions with potential competitive bidders

/ / Conducted such other studies, analyses, inquiries and investigations as we deemed appropriate

/ / Bear Stearns is not a real estate appraisal firm, and our engagement does not contemplate any appraisals of real estate. In addition, we have relied upon and assumed without independent verification the accuracy, completeness and conclusions of such appraisals, financial and other information provided by Sun. However, we obtained limited real estate appraisals from The Hallstrom Group Inc. for real property owned by the Company and located the Island of Lana'i, and certain real property owned by the Company and located on Oahu


CONFIDENTIAL                                                                   6

SECTION 3
OVERVIEW OF SUN STOCK

OVERVIEW OF SUN STOCK

/ / Sun has a number of positive attributes which make it an attractive investment

     -    Large land holdings, particularly in Hawaii

     -    Good record of master plan development

     -    Attractive commercial real estate properties

     -    Experienced management

/ / However Sun has attributes which detract from its attractiveness as an investment

     -    Long-dated assets, with uncertain economic potential

     -    Ongoing capital investment required to realize asset potential

     -    No earnings/cash flow visibility

     -    Cyclical business

     -    Low liquidity, little Wall Street coverage

     -    Not a pure play in a sector

     -    Sectors out of favor with investors


CONFIDENTIAL                                                                   7

SUN MAJOR EVENTS--SINCE SPIN-OFF ON DECEMBER 29, 1995

---------------------------------------------------------------------------------------------------------------------------------
                                                             [GRAPH]
---------------------------------------------------------------------------------------------------------------------------------

------  12/28/95:Dole transferred its real estate and resort                ------ 07/26/99  Sun announced a June 1999 three
  A              business to Sun, distributing to shareholders                G              month earning per share of $0.23 vs.
------           one share of Sun common stock for every three              ------           $0.13 during the same period one
                 of Dole. Sun stock began trading shares on the                              year earlier.
                 NYSE, closing at $18 per share.

------  07/26/96 Sun announced June 1996 three month earnings               ------ 02/07/00  Sun announced annual earnings per
  B              per share of $0.10 vs.$0.21 for same period                  H              share of $0.79 vs. $0.58 during the
------           one year earlier.                                          ------           same period one year earlier: Sutro
                                                                                             analyst upgrade to "BUY".
------  07/28/97 Sun announced June 1997 three month earnings               ------ 03/29/00  David Murdock submitted a proposal
  C              per share of $0.01 vs. $0.10 for same period                  I             to acquire all remaining outstanding
------           one year earlier.                                          ------           shares of Sun stock not held by Mr.
                                                                                             Murdock of affiliates at $17.00 per
                                                                                             share.
------  05/11/98 Sun sets Dutch Auction for up to 3,000,000                 ------ 04/28/00  Schedule 13D joint filing by Daniel
  D              shares at $17.75 to $19.50 price range.                      J              R. Tisch, Thomas J. Tisch, Andrew H.
------                                                                      ------           Tisch, and James S. Tisch disclosing
                                                                                             increase in beneficial owners'
                                                                                             holdings to 9.6%
------  06/30/98 Sun announced that it will purchase 3,015,764              ------ 05/01/00  Sun report Q1 2000 earnings of $0.33
  E              common shares at $19.25 each in accordance with              K              per share or $5.7M net income vs.
------           terms of the Dutch Auction tender offer, which             ------           $0.16 per share or $2.8M net income
                 expired June 19.                                                            for the same period one year
                                                                                             earlier.
------  10/27/98 Sun announced September 1998 three month earnings
  F              per share of $0.24 vs. loss, $0.03, during the
------           same period one year earlier.
---------------------------------------------------------------------------------------------------------------------------------

-----------------
Source of Price/Volume information:  FactSet Research Systems.


CONFIDENTIAL                                                                   8

HISTORICAL RELATIVE PRICE ANALYSIS

SUN'S STOCK HAS UNDER PERFORMED ALL OF ITS COMPARABLE COMPANIES SINCE GOING
PUBLIC

DECEMBER 29, 1995 TO MAY 12, 2000

================================================================================
                  [GRAPH]
================================================================================

Source:  FactSet Research Systems.  Excludes effect of dividends.
(1) Index consists of AVTR, BZH, CDX, SHLR, CTX, DHI, KBH, LEN, NHL, PHM, SPF, TOL, and WBB.
(2) Index consists of BDN, CLI, BDN, CLI, CTA, HIW, KE, KIM, KRT, KTR, OFC, PGE, PKY, PNP, and PSB.
(3)   Index consists of CHH, FS, HLT, HOT, MAR, and PDQ.
(4) Morgan Stanley REIT Index tables takes into account reinvestment of dividends.


--------------------------------------------------------------------------------
CONFIDENTIAL                                                                   9

PRICE INCREMENTS AT WHICH SUN SHARES TRADED PRIOR TO TRANSACTION ANNOUNCEMENT(1)

PRIOR 1 YEAR
================================================================================
[GRAPH]
--------------------------------------------------------------------------------


-----------------
Source:  FactSet Research Systems.
(1)   Transaction announced on March 29, 2000; closing price on March 28 was
      $12.25.


--------------------------------------------------------------------------------
CONFIDENTIAL                                                                  10

TRADING VOLUME RANGE BY DAYS PRIOR TO TRANSACTION ANNOUNCEMENTS (1)

PRIOR 1 YEAR
================================================================================

                        [GRAPH]

--------------------------------------------------------------------------------


----------------
Source:  FactSet Research Systems.
(1)   Transaction announced on March 29, 2000; closing price on March 28 was
      $12.25.

--------------------------------------------------------------------------------
CONFIDENTIAL                                                                  11

SUN OWNERSHIP PROFILE

SUN COMMON STOCK
======================================================================================================


                                                 NUMBER OF COMMON
INSIDERS                                           SHARES HELD                  % OWNERSHIP
                                               -----------------------  ------------------------------
David H. Murdock(1)                                4,616,977                        27.1%
Other Directors and Executive Officers(1)(2)         228,174                         1.3%
                                               -----------------------  ------------------------------
Total                                              4,845,151                        28.4%

5% HOLDERS(3)
Franklin Resources, Inc.(4)                        1,700,000                        10.0%
Dimensional Fund Advisors, Inc.(4)                 1,187,900                         7.0%
Ingalls & Snyder LLC(4)                            1,081,033                         6.3%
Tisch Family(5)                                    1,637,300                         9.6%
                                               -----------------------  ------------------------------
Total                                              5,606,233                        32.9%

OTHER STOCKHOLDERS                                 6,601,562                        38.7%
                                               -----------------------  ------------------------------

TOTAL OUTSTANDING SHARES:                         17,052,946                       100.0%
                                               =======================  ==============================
------------------------------------------------------------------------------------------------------

-------------------
(1) As of March 16, 2000 from Proxy Statement filed March 31, 2000. Excludes effect of Mr. Murdock's exercise of 26,956 options exercisable within 60 days of March 29, 2000.
(2) Includes 10 members of Board of Directors and Executives excluding Mr. Murdock.
(3)  Tweedy Browne, a 6.8% holder as of March 31, 2000 currently owns 1.2% per a
     Schedule 13D filed on April 11, 2000.
(4)  Source: CDA Spectrum data as of April 24, 2000.
(5) Data from Schedule 13D joint filing by Daniel R. Tisch, Thomas J. Tisch, Andrew H. Tisch and James S. Tisch, filed April 28, 2000.


--------------------------------------------------------------------------------
CONFIDENTIAL                                                                  12

WALL STREET COMMENTARY ON SUN STOCK

SUN HAS VERY LIMITED WALL STREET RESEARCH COVERAGE. CURRENTLY, ONLY SUTRO & CO. REPORTS ON THE COMPANY.

========================================================================================

   DATE              ANALYST/FIRM            RECOMMENDATION      EPS/GROWTH ESTIMATE
------------ ------------------------------ ------------------ -------------------------

  3/30/00    Craig M. Silvers               Hold Rating/       No change
             Sutro & Co.                    Lowered from Buy




  3/29/00    Craig M. Silvers               Buy Rating         No change
             Sutro p& Co.




  2/7/00     Craig M. Silvers               Buy Rating         EPS estimate increase
             Sutro & Co.                                       from $0.74 to $0.78 for
                                                               FY00




  8/26/99    Craig M. Silvers               Buy Rating         EPS estimate for FY99
             Sutro & Co.                                       and FY00 is $0.62 and
                                                               $0.74 respectively



  2/5/99     Craig M. Silvers               Buy Rating         EPS estimate for FY99
             Sutro & Co.                                       increase from $0.42 to
                                                               $0.53





7/28/97      Craig M. Silvers               Buy Rating         EPS estimate for FY97:
             Sutro & Co.                                       $0.07; estimate for
                                                               FY98: $0.39

----------------------------------------------------------------------------------------


========================================================================================
                     PRICE
   DATE           TARGET/TERM                          COMMENTS
------------ ------------------------- -----------------------------------------------
  3/30/00       No change          -   Company received a buyout bid from Flexi-Van
                                       Leasing for $17 a share; expecting a higher
                                       bid from Flexi-Van. Definitive agreement must
                                       be executed by May 15, 2000 or proposal will
                                       be terminated.

  3/29/00       No change          -   San Miguel Corp., a Philippine food and
                                       beverage company wants to invest up to $1B to
                                       acquire a stake in Dole Food Co; transaction
                                       could have implications for sale of CCS by
                                       Murdock or Murdock taking CCS private.

  2/7/00        12-month price     -   Company reported 4Q99 EPS of $0.15 which beats
                objective of           the estimate of $0.10; Hawaiian economy
                $23; NAV               showing signs of recovery; stock is trading
                estimated at           at a discount to NAV estimate of $29.00.
                $29.00


  8/26/99       Price objective    -   NAV estimate of $29.50 assumes full book value
                unchanged; NAV         of $241M for Lana'i, or $14.15 per share.
                estimated at           See pp. 71-72 herein.
                $29.50


  2/5/99        12-month price     -   Company reported 4Q98 EPS of $0.16, or double
                objective of           earnings estimates and greater than earnings
                $23; NAV               of $0.04 for 4Q97. Home prices in Hawaii
                estimated              climbing.
                at $32-$34 per
                share


7/28/97         18-month price     -   Company has formed partnership with Golden
                objective of           Bear International to develop master-planned
                $25; NAV               communities with Jack Nicklaus signature golf
                estimated at $29       courses; Hawaiian economy expected to join
                                       the national expansion.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CONFIDENTIAL                                                                  13

SECTION 4
VALUATION

SECTION 4-A
METHODOLOGY

METHODOLOGY

WE HAVE EMPLOYED SEVERAL METHODS TO DERIVE A RANGE OF VALUES FOR THE COMPANY. HOWEVER, NOT ALL METHODS HAVE BEEN APPLIED TO EACH BUSINESS SEGMENT

-   Transaction Multiples and Premia

-   Discounted Cash Flow Analysis

-   Comparable Company Analysis

-   Precedent Merger and Acquisition Transactions Analysis

-   Third Party Real Estate Appraisals in Select Instances

-   Capitalization of Stabilized Cash Flows

THE FOLLOWING PAGES HEREIN MORE FULLY DESCRIBE THE METHODS USED AND CONCLUSIONS ATTAINED


--------------------------------------------------------------------------------
CONFIDENTIAL                                                                  14

METHODOLOGY - DISCOUNTED CASH FLOW

-    Performed a sum-of-the-parts valuation

      -     Valued separately each of the five operating segments

            -     Mainland Residential

            -     Hawaii Residential

            -     Mainland Commercial

            -     Hawaii Commercial

            -     Lana'i Resort

      -     Valued unallocated corporate overhead separately

-    Analyzed Company projections for 2000 to 2004

      -     Performed sensitivity analysis based on Management projections

-    Discounted unleveraged after-tax free cash flows

- Calculated terminal value after 5 years using terminal multiple methodology


--------------------------------------------------------------------------------
CONFIDENTIAL                                                                  15

- Used ranges of discount rates as weighted average cost of capital (WACC) based on each respective segment's risk profile

      - Using the Capital Asset Pricing Model (CAPM), the cost of equity for homebuilders ranges from 8.1% to 14.6%. However, over the past several years, homebuilders have significantly underperformed the market and have had very low betas. Therefore, Bear Stearns calculated Sun's cost of equity, assuming a market beta, of 17.4% and WACC of 12.0%

      - Bear Stearns estimated the average cost of fixed rate debt to be 9% assuming refinancing of all of Sun's debt

      - Based upon this analysis, management's investment hurdle rates, and Bear Stearns' knowledge of real estate opportunity fund investors who expect pretax equity returns of 25%+, we used the following discount rates in our analysis:

========================================================================

                                                        DISCOUNT RATE
                    SUN SEGMENTS                            RANGES
------------------------------------------------------ -----------------
Mainland Residential Segment                           12.0% - 14.0%
Hawaii Residential Segment                             12.0% - 14.0%
Mainland Commercial Segment                            10.0% - 12.0%
Hawaii Commercial Segment                              11.0% - 13.0%
Lana'i Resort Segment                                  11.0% - 13.0%
------------------------------------------------------ -----------------


--------------------------------------------------------------------------------
CONFIDENTIAL                                                                  16

-------------------------------------------------------------------------------
METHODOLOGY - COMPARABLE COMPANY ANALYSIS

 - Developed three separate sets of public companies comparable to Sun after reviewing the following factors, among others:


      -     Business comparability and market segmentation

      -     Relative size of market capitalization/liquidity

      -     Growth parameters

      -     Other relevant business and financial characteristics

 -    The three sets of comparable companies include:

      -     Residential Segment: Homebuilders and developers

      -     Commercial Segment: Office and Retail

      -     Resorts: Lodging companies

 - Examined various valuation multiples, including: Enterprise Value/Sales, Enterprise Value/EBITDA, Enterprise Value/EBIT, P/E, Funds From Operations ("FFO")/Share and Price/Book

 - Source of earnings forecasts for comparable companies are consensus Wall Street estimates


-------------------------------------------------------------------------------
CONFIDENTIAL                                                                 17

-------------------------------------------------------------------------------
METHODOLOGY - M&A COMPARABLE TRANSACTIONS

 - We analyzed the terms and valuation multiples of over 35 M&A transactions in the Homebuilders/Timeshare, REIT and Lodging sector

      -     Limited public disclosure on certain transactions

 - We also analyzed acquisitions of large land holdings which were purchased by governmental or environmental groups without a view toward earning any financial return on such acquisitions

      -     Land was purchased to preserve its natural state

 - Examined various transaction multiples, including: Enterprise Value/EBITDA, Enterprise Value/EBIT, Equity Value/Net Income and Equity Value/FFO


-------------------------------------------------------------------------------
CONFIDENTIAL                                                                 18

-------------------------------------------------------------------------------
METHODOLOGY - CAPITALIZATION RATES

 - For commercial real estate that is fully leased, valuations can be derived by taking the stabilized adjusted Net Operating Income and dividing it by a capitalization rate

 - Capitalization rates are market dependent and discussed in the commercial real estate sections of this presentation

 - Capitalization rate valuation methodologies can be applied only to those properties with stabilized cash flow


-------------------------------------------------------------------------------
CONFIDENTIAL                                                                 19

-------------------------------------------------------------------------------
METHODOLOGY - REAL ESTATE APPRAISAL

 - We reviewed the Company's previously obtained commercial real estate appraisals

 - Given the unique nature of Lana'i, large land inventories on Oahu, and after discussions with the Special Committee, we obtained limited appraisals on these assets from The Hallstrom Group, one of the leading real estate appraisal firms in Hawaii

      - The results of this appraisal are discussed in the Lana'i and Hawaii Residential sections of this presentation

      -     See Appendix D for the Appraisal Letter

-------------------------------------------------------------------------------
CONFIDENTIAL                                                                 20

-------------------------------------------------------------------------------
METHODOLOGY - APPLICATION OF VARIOUS METHODOLOGIES

 - Each methodology does not necessarily produce a similar valuation for the same asset or business. Indeed sometimes, their results can be highly divergent

 - Each methodology (including their discount rates, capitalization rates and terminal multiples) has been considered based on the unique characteristics of the particular asset or business relative to the particular valuation methodology

 - Best judgment has been applied, considering all factors and valuation methodologies, in deriving an appropriate valuation range for the asset or business


-------------------------------------------------------------------------------
CONFIDENTIAL                                                                 21

SECTION 4-B

SUN CONSOLIDATED FINANCIALS

-------------------------------------------------------------------------------
OVERVIEW

IN ANALYZING SUN, WE SEPARATED THE BUSINESSES INTO FIVE PRIMARY BUSINESS
SEGMENTS

 -------------------------------------------------------------------------------

 -    Mainland Residential Segment                                      -    Hawaii Commercial Segment

      -   Property in California, Arizona and Florida                        -   Office buildings

      -   Developed and undeveloped land                                     -   Retail

 -    Hawaii Residential Segment                                             -   Agricultural and conservation land

      -   Property on the island of Oahu                                     -   Undeveloped land

      -   Developed and undeveloped land

 -    Mainland Commercial Segment                                       -    Lana'i

      -   Property in California, Georgia, North Carolina,                   -   Two resorts and two golf courses
          Arizona and Florida

      -   Office                                                             -   Residential development

      -   Retail                                                             -   Unentitled agricultural and conservation land

      -   Industrial                                                         -   Substantial portion of the land difficult to
                                                                                 entitle and develop
      -   Landfill

      -   Undeveloped Land

 -------------------------------------------------------------------------------


-------------------------------------------------------------------------------
CONFIDENTIAL                                                                 22

-------------------------------------------------------------------------------

CONSOLIDATED HISTORICAL AND PROJECTED FINANCIAL RESULTS(1)

REVENUES                                 ($ IN MILLIONS)        EBITDA                                   ($ IN MILLIONS)
------------------------------------------------------------    ---------------------------------------------------------

                      [GRAPH]                                                          [GRAPH]

------------------------------------------------------------    ---------------------------------------------------------

UNLEVERAGED FREE CASH FLOW(2)           ($ IN MILLIONS)         DEVELOPMENT & CAPITAL EXPENDITURES       ($ IN MILLIONS)
------------------------------------------------------------    ---------------------------------------------------------

                      [GRAPH]                                                          [GRAPH]

------------------------------------------------------------    ---------------------------------------------------------

----------------
(1) Source: Sun Form 10-Ks for each year ending December 31, 1997, 1998, and 1999 and Sun Management's projections, prepared in October 1999. 1999 data for unleveraged free cash flow and development and capital expenditures is estimated, since Management does not update its model until the next year's projections are prepared.
(2)  Assumes tax rate of 36%.


-------------------------------------------------------------------------------
CONFIDENTIAL                                                                 23

SECTION 4-C
SUMMARY VALUATION

SUMMARY VALUATION

-------------------------------------------------------------------------------

                                                                                                                     ($ IN MILLIONS)
-----------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------- --------------------------- --------------------------------------------------------

                                                        ENTERPRISE VALUE                             VALUE PER SHARE (1)
                                            ------------------------------------------   ------------------------------------------
                                                LOW            MID            HIGH           LOW            MID            HIGH
                                            -------------  ------------   -------------  -------------  ------------  -------------
Mainland Residential                            $100           $115            $130          $5.62         $6.46          $7.31

Hawaii Residential                               155            180             205           8.71         10.12          11.52

Mainland Commercial                              210            222             235          11.80         12.48          13.21

Hawaii Commercial                                110            115             120           6.18          6.46           6.74
                                            -------------  ------------   -------------  -------------  ------------  -------------
Subtotal                                        $575           $632            $690         $32.31        $35.52         $38.78



Corporate Overhead(2)                            (50)           (40)            (30)         (2.81)        (2.25)         (1.69)
                                            -------------  ------------   -------------  -------------  ------------  -------------
Enterprise Value Excluding Lana'i               $525           $592            $660          29.50         33.27          37.09

Less: Net Debt and Other Liabilities            (273)          (273)           (273)        (15.33)       (15.33)        (15.33)
                                            -------------  ------------   -------------  -------------  ------------  -------------
Equity Value Excluding Lana'i                   $252           $319            $387         $14.17        $17.94         $21.76



Island of Lana'i (3)                              60            110             160 (4)       3.37          6.18           8.99 (4)
                                            -------------  ------------   -------------  -------------  ------------  -------------
Equity Value                                    $312           $429            $547         $17.54        $24.12         $30.75

-----------------------------------------------------------------------------------------------------------------------------------



-----------------
(1)  Assumes 17,794,217 fully diluted shares outstanding.
(2) Low case scenario represents the full cost of Sun's corporate overhead; base and high represent varying degrees of potential synergies w/ Flexi-Van.
(3)  High valuation of $160 million from Real Estate Appraisal.
(4) The "High Values" do not account for the possibility of non-economic transaction. See page 78.


-------------------------------------------------------------------------------
CONFIDENTIAL                                                                  24

PUBLIC SHAREHOLDER VALUATION ANALYSIS

THE FOLLOWING ANALYSIS ASSUMES THAT THE COMPANY ACHIEVES IT LONG-TERM FORECAST AND CAN ACHIEVE A 7.5x-8.5x EBITDA MULTIPLE

----------------------------------------------------------------------------------------------------------------------------------
                                                       2002                        2003                          2004
                                            ---------------------------  -------------------------  -----------------------------

EBITDA MULTIPLE                                  7.5x          8.5x          7.5x          8.5x          7.5x          8.5x
                                            ------------- -------------  ------------ ------------  ------------- ---------------

Projected EBITDA For Year ending 12/31(1)    $     76.5    $     76.5    $     83.3    $     83.3    $     87.1    $     87.1


Enterprise Value                             $    573.8    $    649.9    $    624.8    $    708.2    $    653.3    $    740.4
Less: Debt(1)                                    (222.3)       (222.3)       (131.3)       (131.3)          -             -
Less: Deferred Taxes(2)                            (3.0)         (3.0)         (2.0)         (2.0)         (1.0)         (1.0)
Less: Other Liabilities(3)                        (10.3)        (10.3)        (10.3)        (10.3)        (10.3)        (10.3)
Plus: Cash(4)                                      17.0          17.0          17.0          17.0          25.2          25.2
                                            ------------- -------------  ------------ ------------  ------------- ---------------
Equity Value                                 $    355.2    $    431.3    $    498.2    $    581.6    $    667.2    $    754.3


Shares outstanding                               17.794        17.794        17.794        17.794        17.794        17.794


Equity Value per share                       $    19.96    $    24.24    $    28.00    $    32.69    $    37.49    $    42.39


DISCOUNTED PUBLIC SHAREHOLDER EQUITY VALUE PER SHARE
11.0% Discount Rate                          $     16.20   $     19.67   $     20.47   $     23.90   $     24.70   $     27.92
12.0% Discount Rate                                15.90         19.32         19.93         23.27         23.83         26.94
13.0% Discount Rate                                15.63         18.98         19.41         22.65         23.00         26.00
14.0% Discount Rate                                15.36         18.65         18.90         22.06         22.20         25.10
----------------------------------------------------------------------------------------------------------------------------------


---------------
(1)  Based on Company Management projections.
(2)  Assumes Deferred Taxes are reduced by $1 million/year.
(3)  Assumes Other Liabilities remain constant.
(4) Includes $11.3 million in cash from options exercised and assumes cash remains constant until debt is repaid in 2004.


CONFIDENTIAL                                                                 25

TRANSACTION MULTIPLES

-----------------------------------------------------------------------------------------------------------
                                                        PRE-
                                                    ANNOUNCEMENT       INITIAL OFFER       REVISED OFFER
                                                  ----------------    ---------------     ---------------

Price per Share                                       $12.25(1)            $17.00             $18.50
                                                  ----------------    ---------------     ---------------
Fully Diluted Shares Outstanding(2)                    17.053             17.132              17.186
Total Equity Value                                     $208.9             $291.2              $317.9
Total Enterprise Value(3)                              $493.0             $575.3              $602.0

ENTERPRISE VALUE / REVENUE(4)
1999                                   $309.5           1.6x               1.9x                1.9x
2000                                    370.4           1.3x               1.6x                1.6x
2001                                    407.7           1.2x               1.4x                1.5x
ENTERPRISE VALUE / EBITDA(4)
1999                                    $48.0          10.3x              12.0x               12.5x
2000                                     59.0           8.4x               9.8x               10.2x
2001                                     66.3           7.4x               8.7x                9.1x
ENTERPRISE VALUE / EBIT(4)
1999                                    $29.0          17.0x              19.9x               20.8x
2000                                     37.8          13.0x              15.2x               15.9x
2001                                     44.1          11.2x              13.0x               13.6x
PRICE / EARNINGS(4)
1999                                      0.91         13.5x              18.7x               20.3x
2000                                      1.29          9.5x              13.2x               14.3x
2001                                      1.87          6.6x               9.1x                9.9x
-----------------------------------------------------------------------------------------------------------


-----------------
(1) As of March 28, 2000, one day prior to the announcement of the Proposed Transaction.
(2) Based on 17,052,946 shares outstanding and 741,271 options outstanding, with an exercise price of $15.18, using the Treasury method.
(3) Total Enterprise Value is calculated as total value of equity plus net debt and certain other liabilities of Sun, at the indicated prices per share.
(4)  Estimated data per Sun Management projections.


CONFIDENTIAL                                                                 26

TRANSACTION PREMIA AS OF MARCH 29, 2000(1)

----------------------------------------------------------------------------------------------------------------------------

                                                         INITIAL OFFER PREMIUM (2)           REVISED OFFER PREMIUM (3)
                                                        ---------------------------         ---------------------------

One-Day Prior                                                       38.8%                               51.0%

One-Month Prior                                                     33.3%                               45.1%

20 Trading Days Average Prior                                       32.7%                               44.4%

One-Year Average (4)                                                20.1%                               30.7%

52-Week High (4) (5)                                                (4.2%)                               4.2%

52-Week Low (4) (6)                                                 43.9%                               56.6%
----------------------------------------------------------------------------------------------------------------------------

-------------
(1) Date Proposed Transaction was announced.
(2) Based on an initial offer price of $17.00
(3) Based on a revised offer price of $18.50
(4) For the period of March 28, 1999 to March 28, 2000.
(5) High was $17.75 on July 1, 1999.
(6) Low was $11.81 on February 1, 2000.


CONFIDENTIAL                                                                 27

STOCK PREMIUM ANALYSIS PRIOR TO TRANSACTION ANNOUNCEMENT


        -----------------------------------------------------------------------------
                                                     GOING PRIVATE TRANSACTION(1)
                                                   ----------------------------------
        Number of Transactions                                   30

        TOTAL PREMIUM PAID(2)
             High                                              81.9%
             Low                                               (3.3)
             Median                                            27.5
             Mean                                              31.7


        -----------------------------------------------------------------------------
        Sun Transaction(2)                                     44.4%
        -----------------------------------------------------------------------------


        -----------------------------------------------------------------------------

----------------
(1) Source: Securities Data Company for US completed going-private, all-cash consideration transactions with a transaction value over $100 million for the period January 1, 1998 to April 24, 2000.
(2)  Based on 20-day trading average, one day before announcement.


CONFIDENTIAL                                                                 28

SECTION 5
SUN BUSINESS SEGMENT REVIEW AND ANALYSIS

SECTION 5-A
MAINLAND RESIDENTIAL SEGMENT

MAINLAND RESIDENTIAL SEGMENT - OVERVIEW

/ / Significant amount of undeveloped and unentitled landholdings should provide inventory for next seven to ten years

/ / Company has shown the ability to make acquisitions of land to expand mainland presence

      - Too early in development stage to determine returns on these investments

/ / Company has experienced below-expected returns on Bakersfield development, but new management has been put in place with a more vigorous planning process

/ /   Company has good visibility for projected unit sales and price points

/ / Company has a number of new developments starting up in Bakersfield, CA and Orlando, FL. EBITDA is projected to increase substantially over the next several years and then remain relatively flat

/ / As the business shows no EBITDA growth from 2002-2004, the terminal value multiple for the discount cash flow analysis is in line with average homebuilders EBITDA multiples


CONFIDENTIAL                                                                 29

MAINLAND RESIDENTIAL SEGMENT - HISTORICAL AND PROJECTED FINANCIAL RESULTS(1)


REVENUES                                    ($ IN MILLIONS)        EBITDA (3)                                 ($ IN MILLIONS)
---------------------------------------------------------------    -----------------------------------------------------------
                      [GRAPHICS]                                                            [GRAPHICS]


---------------------------------------------------------------    -----------------------------------------------------------

UNLEVERAGED FREE CASH FLOW(2)              ($ IN MILLIONS)         DEVELOPMENT & CAPITAL EXPENDITURES         ($ IN MILLIONS)
---------------------------------------------------------------    -----------------------------------------------------------

                      [GRAPHICS]                                                            [GRAPHICS]

---------------------------------------------------------------    -----------------------------------------------------------


--------------
(1) Source: Sun Management's historical segment financial data and projections, prepared in October 1999. 1999 data is estimated, since Management does not update its model until the next year's projections are prepared.
(2)  Assumes tax rate of 36%.
(3) EBITDA and EBIT include an addback of capitalized interest included in the Company's cost of sales. Capitalized interest has been allocated between Mainland and Hawaiian Residential Segments based on revenue.


--------------------------------------------------------------------------------
CONFIDENTIAL                                                                  30

MAINLAND RESIDENTIAL SEGMENT - DISCOUNTED CASH FLOW ANALYSIS(1)

                                                                                                             ($ IN MILLIONS)
----------------------------------------------------------------------------------------------------------------------------
                                            1998A     1999E       2000P       2001P       2002P         2003P      2004P
                                        ----------- ----------- ----------  --------- ----------- -------------  -----------
Revenues                                     $50.9     $59.1       $87.8      $100.2      $109.6        $102.5     $108.6
% GROWTH                                      88.6%     16.2%       48.5%       14.1%        9.3%         (6.5)%      6.0%
EBITDA (2)                                   $12.5     $13.2       $17.1       $17.5       $20.5         $20.2      $20.1
% MARGIN                                      23.4%     20.7%       17.4%       15.6%       16.9%         17.8%      16.7%
% GROWTH                                      NA         6.2%       29.1%        2.3%       17.3%         (1.6)%     (0.3)%
Depreciation & amortization                   $0.6      $1.0        $1.8        $1.9        $2.0          $2.0       $2.0
EBIT(2)                                       11.9      12.2        15.3        15.6        18.6          18.2       18.1
Taxes @ 36.0%                                 (4.3)     (4.4)       (5.5)       (5.6)       (6.7)         (6.5)      (6.5)
                                        ----------- ----------- ----------  --------- ----------- -------------  -----------
Unleveraged net income                        $7.6      $7.8        $9.8       $10.0       $11.9         $11.6      $11.6

Plus: Dep. & Amort.                           $0.6      $1.0        $1.8        $1.9        $2.0          $2.0       $2.0
Plus:  Cost of sales                          27.6      35.7        56.4        63.3        68.4          64.8       67.6
Less:  Development expenditures              (42.3)    (47.8)      (53.0)      (58.8)      (69.5)        (52.1)     (50.3)
Less:  Capital expenditures                  (21.2)    (13.7)      (12.4)       (1.7)       (0.6)         (0.6)      (0.6)
Change in working capital                      6.6       2.0         3.3        (2.2)       (1.0)          0.4       (0.4)
                                        ----------- ----------- ----------  --------- ----------- -------------  -----------
Unleveraged free cash flow                  ($21.0)   ($15.0)       $5.8       $12.6       $11.2         $26.1      $29.9
                                        ----------- ----------- ----------  --------- ----------- -------------  -----------
                                        ----------- ----------- ----------  --------- ----------- -------------  -----------

----------------------------------------------------------------------------------------------------------------------------

------------
(1) Projections based on Sun Management projections dated October 1999, and assumes a 36.0% tax rate.
(2) EBITDA and EBIT include an addback of capitalized interest included in the Company's cost of sales. Capitalized interest has been allocated between Mainland and Hawaiian Residential Segments based on revenue.


--------------------------------------------------------------------------------
CONFIDENTIAL                                                                  31

 MAINLAND RESIDENTIAL SEGMENT - DISCOUNTED CASH FLOW ANALYSIS (CONT.)(1)


 ENTERPRISE VALUE BASED ON 2004P EBITDA EXIT MULTIPLES AND DISCOUNT RATES                                            ($ IN MILLIONS)
 -----------------------------------------------------------------------------------------------------------------------------------

                                                                                    DISCOUNT RATE
                                                  ----------------------------------------------------------------------------------
                                                     12.00%            12.50%           13.00%            13.50%           14.00%
                                                  -------------  ----------------  ----------------  ----------------  -------------
                                         5.0X        $113.9            $111.7            $109.6           $107.6            $105.6
                        2004P EXIT       5.5X         119.6             117.3             115.1            112.9             110.8
                          MULTIPLE       6.0X         125.3             122.9             120.6            118.3             116.1
                                         6.5X         131.0             128.5             126.0            123.6             121.3
                                         7.0X         136.7             134.1             131.5            129.0             126.5

------------------------------------------------------------------------------------------------------------------------------------




--------------
(1) DCF based upon Sun Management projections dated October 1999.


--------------------------------------------------------------------------------
CONFIDENTIAL                                                                  32

MAINLAND RESIDENTIAL SEGMENT - COMPARABLE COMPANIES ANALYSIS

                                                                          ($IN MILLIONS, EXCEPT PER SHARE DATA)
----------------------------------------------------------------------------------------------------------------

                                                                              ENTERPRISE VALUE / EBITDA(2)
                                      STOCK PRICE    EQUITY    ENTERPRISE  -----------------------------------
              COMPANY                 5/12/00(1)     VALUE       VALUE         LTM        2000P       2001P
-----------------------------------  ------------  ---------  -----------  -----------  ----------  ----------
HOMEBUILDERS
Beazer Homes USA Inc                     $20.25      $179.0      $452.5         4.5x         4.6x       4.4x
Centex Corp                               23.81     1,435.0     3,213.5         5.0x         5.5x       5.0x
D R Horton Inc                            14.31       889.7     2,081.5         5.7x         5.6x        NA
Kaufman & Broad Home Corp                 19.00       792.5     2,239.9         5.5x         5.4x        NA
Lennar Corp                               18.75       921.9     1,641.9         4.5x         4.2x        NA
Pulte Corp                                22.69       991.5     1,679.7         5.2x         5.2x        NA
Schuler Homes Inc                          5.88       118.0       349.8         5.2x         4.7x        NA
Standard Pacific Cp                       11.06       320.9       653.4         4.5x         4.7x        NA
Toll Brothers Inc                         21.63       797.2     1,527.9         7.0x         6.6x       5.8x
Webb (Del E) Corp                         14.81       271.5     1,363.7         7.5x         7.6x       6.8x

                 --------------------- ----------------------- ----------- ------------ ----------- -----------
                 HIGH                                                           7.5X         7.6X        6.8X
                 HARMONIC MEAN(4)                                               5.3X         5.2X        5.4X
                 LOW                                                            4.5X         4.2X        4.4X
                 --------------------- ----------------------- ----------- ------------ ----------- -----------

LAND DEVELOPERS/HOMEBUILDERS
Avatar Holdings Inc                      $20.50      $172.3      $148.5        14.2x         7.6x        4.7x
Catellus Development Corp                 14.00     1,520.0     2,411.3        14.5x        10.7x        9.5x
Newhall Land &Farm  -Lp                   28.00       833.8     1,055.0         9.1x         8.8x       13.8x

                 --------------------- ----------------------- ----------- ------------ ----------- -----------
                 HIGH                                                          14.5X        10.7X       13.8X
                 HARMONIC MEAN(4)                                              12.0X         8.9X        7.7X
                 LOW                                                            9.1X         7.6X        4.7X
                 --------------------- ----------------------- ----------- ------------ ----------- -----------

------------------------------------- ------------ ----------- ----------- ------------ ----------- -----------
HIGH                                                                           14.5X        10.7X       13.8X
HARMONIC MEAN(4)                                                                6.1X         5.8X        6.2X
LOW                                                                             4.5X         4.2X        4.4X
------------------------------------- ------------ ----------- ----------- ------------ ----------- -----------


----------------------------------------------------------------------------------------

                                                     P/E(3)                  PRICE /
              COMPANY                      LTM        2000P       2001P        BOOK
--------------------------------------  ----------  -----------  ----------  -----------
HOMEBUILDERS

Beazer Homes USA Inc                        4.9x         4.3x        4.0x        0.7x
Centex Corp                                 5.7x         5.6x        5.0x        1.1x
D R Horton Inc                              5.4x         5.1x         NA         1.1x
Kaufman & Broad Home Corp                   5.7x         5.0x        4.5x        1.1x
Lennar Corp                                 6.8x         6.2x        5.6x        1.2x
Pulte Corp                                  5.6x         5.5x        5.1x        0.9x
Schuler Homes Inc                           4.6x         4.3x        4.0x        0.6x
Standard Pacific Cp                         4.9x         5.1x        5.1x        0.8x
Toll Brothers Inc                           7.5x         6.9x        5.8x        1.2x
Webb (Del E) Corp                           4.4x         4.0x        3.4x        0.6x

                 --------------------- ------------ ----------- ----------- -----------
                 HIGH                       7.5X         6.9X        5.8X        1.2X
                 HARMONIC MEAN(4)           5.4X         5.1X        4.6X        0.9X
                 LOW                        4.4X         4.0X        3.4X        0.6X
                 --------------------- ------------ ----------- ----------- -----------

LAND DEVELOPERS/HOMEBUILDERS
Avatar Holdings Inc                          NA         47.7x         NA         0.9x
Catellus Development Corp                  11.9x        10.4x        9.2x        2.6x
Newhall Land &Farm  -Lp                     9.7x         9.5x         NA         6.0x

                 --------------------- ------------ ----------- ----------- -----------
                 HIGH                      11.9X        47.7X        9.2X        6.0X
                 HARMONIC MEAN(4)          10.6X        13.5X        9.2X        3.1X
                 LOW                        9.7X         9.5X        9.2X        0.9X
                 --------------------- ------------ ----------- ----------- -----------

------------------------------------- ------------- ----------- ----------- -----------
HIGH                                       11.9X        47.7X        9.2X        6.0X
HARMONIC MEAN(4)                            5.9X         5.9X        4.8X        1.5X
LOW                                         4.4X         4.0X        3.4X        0.6X
------------------------------------- ------------- ----------- ----------- -----------


-------------
(1)  Per FactSet Research Systems.
(2)  Estimates per Wall Street research, where available.
(3)  Estimates per First Call consensus.
(4)  Arithmetic mean shown for Price / Book data.


-------------------------------------------------------------------------------
CONFIDENTIAL                                                                 33

MAINLAND RESIDENTIAL SEGMENT - M&A COMPARABLE TRANSACTIONS ANALYSIS

                                                                                                                   ($ IN MILLIONS)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   ENTERPRISE VALUE/       EQUITY
                                                                      EQUITY  AGGREGATE                     LTM            VALUE/
     DATE            DATE                                            PURCHASE  PURCHASE            -------------------       LTM
   ANNOUNCED       EFFECTIVE                TARGET / ACQUIRER         PRICE     PRICE    PREMIUM      EBITDA    EBIT     NET INCOME
---------------  -------------  ----------------------------------- ---------  ------- ----------- ---------- --------- ------------
         HOMEBUILDERS

   12/19/97        04/20/98     Continental Homes Holding /            $361.2    $647.9      59.5%     9.1x     9.6x         12.9x
                                DR Horton Inc.
   02/17/00        05/03/00     US Home Corp /                         $490.1   $1135.4      33.0%     6.4x     7.0x          6.8x
                                Lennar
   06/10/97        10/31/97     Pacific Greystone Corporation /        $216.1    $379.7      21.3%     5.3x     5.4x          7.4x
                                Lennar Corporation
   10/04/99        12/16/99     Newmark Homes /                        $107.5    $260.4      18.7%     6.4x     7.0x          6.7x
                                Technical Olympic USA

                        --------------------- -------------------- ------------------------------- ---------- -------- -------------
                        HIGH                                                                 59.5%     9.1X     9.6X         12.9X
                        HARMONIC MEAN(1)                                                     33.1%     6.6X     7.0X          7.9X
                        LOW                                                                  18.7%     5.3X     5.4X          6.7X
                        --------------------- -------------------- ------------------------------- ---------- -------- -------------
          TIME SHARE
   01/24/00            -        Fairfield Communities Inc /            $689.1    $738.1      46.6%     7.2x     8.9x         13.0x
                                Carnival Corp
    7/19/99        10/01/99     Vistana Inc. /                         $414.2    $386.6      35.7%     7.3x     9.0x         17.6x
                                Starwood Hotels & Resorts
                                Worldwide Inc.

                        --------------------- -------------------- ----------------------------- -------- -------- --------------
                        HIGH                                                                 46.6%     7.3X     9.0X         17.6X
                        HARMONIC MEAN(1)                                                     41.1%     7.3X     9.0X         14.9X
                        LOW                                                                  35.7%     7.2X     8.9X         13.0X
                        --------------------- -------------------- ------------- --------- ------- ---------- -------- -------------

----------------------- ------- ---------------------------------- ------------- --------- ------- ---------- -------- -------------
HIGH                                                                                         59.5%     9.1X     9.6X         17.6X
HARMONIC MEAN(1)                                                                             35.8%     6.8X     7.5X          9.3X
LOW                                                                                          18.7%     5.3X     5.4X          6.7X
----------------------- ------- ------------------------------------------- ------------------- -------- -------- ------------- ----


-------------
(1) Arithmetic mean shown for premia data.


--------------------------------------------------------------------------------
CONFIDENTIAL                                                                  34

MAINLAND RESIDENTIAL SEGMENT - SUMMARY VALUATION

                                                                                                               ($ IN MILLIONS)
------------------------------------------------------------------------------------------------------------------------------
                                                  RELEVANT         ENTERPRISE VALUE/
                                                  SEGMENT        RELEVANT EBITDA MULTIPLE             ENTERPRISE VALUE
                                                            --------------------------------  --------------------------------
                                                 EBITDA (4)    LOW      MEAN        HIGH        LOW        MEAN         HIGH
                                               ------------ --------  --------    --------   --------    --------     --------

DISCOUNTED CASH FLOW ANALYSIS(1) (2)               $17.1       6.2x     7.1x        8.0x      $105.6      $120.6       $136.7

COMPARABLE COMPANY ANALYSIS(2)                     $17.1       4.2x     5.8x       10.7x       $71.8       $99.2       $182.9

M&A COMPARABLE TRANSACTION ANALYSIS(3)             $13.2       5.3x     6.8x        9.1x       $70.2       $90.1       $120.5

------------------------------------------------------------------------------------------------------------------------------



-------------
(1) Assuming discount rates of 12.0%, 13.0% and 14.0% and 2004P EBITDA exit multiples of 5.0x, 6.0x and 7.0x.
(2)  Enterprise Value based on 2000P EBITDA.
(3) Enterprise Value based upon LTM EBITDA and Enterprise Value/LTM EBITDA Multiples.
(4) EBITDA includes an addback of capitalized interest included in the Company's cost of sales. Capitalized interest has been allocated between Mainland and Hawaiian Residential Segments based on revenue.



CONFIDENTIAL                                                                  35

MAINLAND RESIDENTIAL SEGMENT - IMPLIED VALUE MATRIX

                                                                                                                     ($ IN MILLIONS)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          COMPARABLE     COMPARABLE
                                                                         INDICATIVE VALUE RANGE            COMPANIES    TRANSACTIONS
                                                              -----------------------------------------
                                                                $100.0   $110.0        $120.0   $130.0     RANGE(1)       RANGE(1)
                                                              --------- ----------  ---------- --------  ------------- -------------

Indicative Value Multiple
1999 EBITDA(3)                                          $13.2    7.5x     8.3x          9.1x     9.8x    4.5x - 14.2x   6.8x - 7.3x
2000E EBITDA(3)                                         $17.1    5.8x     6.4x          7.0x     7.6x     4.6x - 8.8x        NA
2001E EBITDA(3)                                         $17.5    5.7x     6.3x          6.9x     7.4x     4.7x - 9.5x        NA


Indicative Value Multiple
1999 EBIT(3)                                            $12.2    8.2x     9.0x          9.8x    10.6x    4.9x - 18.9x   7.0x - 9.0x
2000E EBIT(3)                                           $15.3    6.5x     7.2x          7.8x     8.5x    4.8x - 10.0x        NA
2001E EBIT(3)                                           $15.6    6.4x     7.0x          7.7x     8.3x    5.3x - 11.8x        NA


Indicative Value / Identifiable Real Estate & PPE of    $170.1   0.6x     0.6x          0.7x     0.8x     0.6x - 2.6x        NA
Segment(2)

------------------------------------------------------------------------------------------------------------------------------------


-----------
(1) Ranges derived from Mainland Residential Segment Comparable Companies Analysis and Comparable Transaction Analysis, as applicable, excluding outliers.
(2)  Book value as of December 31, 1999.
(3) EBITDA and EBIT include an addback of capitalized interest included in the Company's cost of sales. Capitalized interest has been allocated between Mainland and Hawaiian Residential Segments based on revenue.


CONFIDENTIAL                                                                  36

SECTION 5-B
HAWAII RESIDENTIAL SEGMENT

HAWAII RESIDENTIAL (EXCLUDING LANA'I) SEGMENT - OVERVIEW

 - Significant amount of undeveloped and unentitled landholdings should provide inventory for next several the decades

 -    Base Business

      - Strong expected growth due to new developments and improving Hawaiian market

      - Increase in home sale revenue is due to increase in velocity of home sales and shift to higher price points
            - With several new higher-end projects coming online, the Company expects substantial growth in the next five years

      - Terminal multiples in line with homebuilders as management expects earnings growth to have stabilized at the end of the forecast period

      - Growth may be so strong that an investor may view that achieving all of it is unlikely
            - Achieving a full discounted cash flow may therefore be difficult

 -    Unentitled and Unzoned Land

      - The Company owns approximately 10,072 acres of unentitled and unzoned land on the island of Oahu - 5,520 is conservation, and 4,552 is agricultural

      - Hallstrom's appraisal value is $45 million under the most favorable scenario

      - Any cash flow from the development and sale of this land would require governmental approvals and would require many years to begin

      - Assumes Company can achieve entitlements and other approvals from governmental authorities to develop currently owned unentitled land

      - Given this uncertainty and extremely long-term outlook Bear Stearns has estimated values ranging from $20-$45 million



CONFIDENTIAL                                                                  37


HAWAII RESIDENTIAL SEGMENT - HISTORICAL AND PROJECTED FINANCIAL RESULTS(1)

REVENUES                                      ($ IN MILLIONS)        EBITDA (3)                                    ($ IN MILLIONS)
-----------------------------------------------------------------    --------------------------------------------------------------

                      [GRAPH]                                                                 [GRAPH]

-----------------------------------------------------------------    --------------------------------------------------------------

UNLEVERAGED FREE CASH FLOW(2)                 ($ IN MILLIONS)        DEVELOPMENT & CAPITAL EXPENDITURES            ($ IN MILLIONS)
-----------------------------------------------------------------    --------------------------------------------------------------

                      [GRAPH]                                                                 [GRAPH]

-----------------------------------------------------------------    --------------------------------------------------------------

------------
(1) Source: Sun Management's historical segment financial data and projections, prepared in October 1999. 1999 data is estimated, since Management does not update its model until the next year's projections are prepared.
(2)  Assumes tax rate of 36%.
(3) EBITDA and EBIT include an addback of capitalized interest included in the Company's cost of sales. Capitalized interest has been allocated between Mainland and Hawaiian Residential Segments based on revenue.


CONFIDENTIAL                                                                  38

HAWAII RESIDENTIAL SEGMENT - DISCOUNTED CASH FLOW ANALYSIS (1)

                                                                                               ($ IN MILLIONS)
--------------------------------------------------------------------------------------------------------------
                                      1998A      1999E      2000P      2001P      2002P      2003P      2004P
                                    ---------  ---------  ---------  ---------  ---------  --------  ---------
Revenues                              $113.6     $121.1     $136.6     $153.5     $182.4   $201.5     $202.5
% GROWTH                                 2.4%       6.6%      12.8%      12.4%      18.8%    10.4%       0.5%
EBITDA(2)                               $9.5      $12.0      $12.2      $13.1      $16.8    $21.0      $23.5
% MARGIN                                 8.4%       9.9%       8.9%       8.5%       9.2%    10.4%      11.6%
% GROWTH                                NA         26.0%       1.4%       7.8%      28.1%    25.3%      11.8%
Depreciation & amortization             $0.6       $0.4       $0.5       $0.5       $0.5     $0.4       $0.4
EBIT(2)                                  9.0       11.6       11.7       12.7       16.3     20.6       23.1
Taxes @ 36.0%                           (3.2)      (4.2)      (4.2)      (4.6)      (5.9)    (7.4)      (8.3)
                                    ---------  ---------  ---------  ---------  ---------  --------  ---------
Unleveraged net income                  $5.7       $7.4       $7.5       $8.1      $10.4    $13.2      $14.8

Plus: Dep. & Amort.                     $0.6       $0.4       $0.5       $0.5       $0.5     $0.4       $0.4
Plus:  Cost of sales                    87.4       90.9      107.3      122.4      145.8    160.4      159.2
Less:  Development Expenditures        (59.9)     (69.9)    (107.1)    (121.0)    (137.1)  (137.1)     (96.4)
Less:  Capital expenditures             (0.2)      (0.4)      (0.6)      (0.3)      (0.4)    (0.2)      (0.2)
Other adjustments                       (1.0)       0.6        5.2        0.2        0.2      0.2        0.2
                                    ---------  ---------  ---------  ---------  ---------  --------  ---------
Unleveraged free cash flow             $32.6      $29.0      $12.8       $9.9      $19.3    $36.9      $78.0
                                    =========  =========  =========  =========  =========  ========  =========
---------------------------------------------------------------------------------------------------- ---------




-----------------
(1) Projections based on Sun Management projections dated October 1999, and assumes a 36.0% tax rate.
(2) EBITDA and EBIT include an addback of capitalized interest included in the Company's cost of sales. Capitalized interest has been allocated between Mainland and Hawaiian Residential Segments based on revenue.


CONFIDENTIAL                                                                  39

HAWAII RESIDENTIAL SEGMENT - DISCOUNTED CASH FLOW ANALYSIS (CONT.) (1)

ENTERPRISE VALUE OF BASE BUSINESS (WITHOUT EXCESS LAND) BASED ON 2004P EBITDA
EXIT MULTIPLES AND DISCOUNT RATES                                                                               ($ IN MILLIONS)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                DISCOUNT RATE
                                                     ---------------------------------------------------------------------------
                                                       12.00%         12.50%        13.00%            13.50%            14.00%
                                                     ------------ -------------- --------------- ---------------- --------------
                                         5.0x          $167.5         $164.4         $161.3           $158.3            $155.3

                        2004P EXIT       5.5x           174.2          170.9          167.7            164.5             161.4

                          MULTIPLE       6.0x           180.9          177.4          174.1            170.8             167.6

                                         6.5x           187.6          184.0          180.4            177.0             173.7

                                         7.0x           194.2          190.5          186.8            183.3             179.8


------------------------------------------------------------------------------------------------------------------------------------




-------------
(1) DCF based upon Sun Management projections dated October 1999.

--------------------------------------------------------------------------------
CONFIDENTIAL                                                                  40

HAWAII RESIDENTIAL SEGMENT - COMPARABLE COMPANIES ANALYSIS
                                                                         ($ IN MILLIONS, EXCEPT PER SHARE DATA)
===============================================================================================================
                                                                              ENTERPRISE VALUE / EBITDA(2)
                                      STOCK PRICE    EQUITY    ENTERPRISE   -----------------------------------
              COMPANY                 5/12/00(1)     VALUE       VALUE         LTM        2000P       2001P
----------------------------------- ------------- ----------- ------------- ---------- ------------ -----------
HOMEBUILDERS
------------
Beazer Homes Usa Inc                     $20.25      $179.0      $452.5         4.5x         4.6x       4.4x
Centex Corp                               23.81     1,435.0     3,213.5         5.0x         5.5x       5.0x
D R Horton Inc                            14.31       889.7     2,081.5         5.7x         5.6x        NA
Kaufman & Broad Home Corp                 19.00       792.5     2,239.9         5.5x         5.4x        NA
Lennar Corp                               18.75       921.9     1,641.9         4.5x         4.2x        NA
Pulte Corp                                22.69       991.5     1,679.7         5.2x         5.2x        NA
Schuler Homes Inc                          5.88       118.0       349.8         5.2x         4.7x        NA
Standard Pacific                          11.06       320.9       653.4         4.5x         4.7x        NA
Toll Brothers Inc                         21.63       797.2     1,527.9         7.0x         6.6x       5.8x
Webb (Del E) Corp                         14.81       271.5     1,363.7         7.5x         7.6x       6.8x
                 ----------------------------------------------------------------------------------------------
                 HIGH                                                           7.5x         7.6x       6.8x
                 HARMONIC MEAN(4)                                               5.3x         5.2x       5.4x
                 LOW                                                            4.5x         4.2x       4.4x
                 ----------------------------------------------------------------------------------------------

LAND DEVELOPERS/HOMEBUILDERS
----------------------------
Avatar Holdings Inc                      $20.50      $172.3      $148.5        14.2x         7.6x       4.7x
Catellus Development Corp                 14.00     1,520.0     2,411.3        14.5x        10.7x       9.5x
Newhall Land &Farm                        28.00       833.8     1,055.0         9.1x         8.8x      13.8x

                 ----------------------------------------------------------------------------------------------
                 HIGH                                                          14.5x        10.7x      13.8x
                 HARMONIC MEAN(4)                                              12.0x         8.9x       7.7x
                 LOW                                                            9.1x         7.6x       4.7x
                 ----------------------------------------------------------------------------------------------

===============================================================================================================
HIGH                                                                           14.5x        10.7x      13.8x
HARMONIC MEAN(4)                                                                6.1x         5.8x       6.2x
LOW                                                                             4.5x         4.2x       4.4x
===============================================================================================================

                                                    P/E(3)
                                      ------------------------------------   PRICE /
              COMPANY                     LTM        2000P       2001P        BOOK
------------------------------------- ------------ ----------- ----------- ---------
HOMEBUILDERS
------------
Beazer Homes Usa Inc                       4.9x         4.3x        4.0x        0.7x
Centex Corp                                5.7x         5.6x        5.0x        1.1x
D R Horton Inc                             5.4x         5.1x         NA         1.1x
Kaufman & Broad Home Corp                  5.7x         5.0x        4.5x        1.1x
Lennar Corp                                6.8x         6.2x        5.6x        1.2x
Pulte Corp                                 5.6x         5.5x        5.1x        0.9x
Schuler Homes Inc                          4.6x         4.3x        4.0x        0.6x
Standard Pacific                           4.9x         5.1x        5.1x        0.8x
Toll Brothers Inc                          7.5x         6.9x        5.8x        1.2x
Webb (Del E) Corp                          4.4x         4.0x        3.4x        0.6x
                 ---------------------------------------------------------------------
                 HIGH                      7.5x         6.9x        5.8x        1.2x
                 HARMONIC MEAN(4)          5.4x         5.1x        4.6x        0.9x
                 LOW                       4.4x         4.0x        3.4x        0.6x
                 ---------------------------------------------------------------------

LAND DEVELOPERS/HOMEBUILDERS
----------------------------
Avatar Holdings Inc                         NA         47.7x         NA         0.9x
Catellus Development Corp                 11.9x        10.4x        9.2x        2.6x
Newhall Land &Farm                         9.7x         9.5x         NA         6.0x

                 ---------------------------------------------------------------------
                 HIGH                     11.9x        47.7x        9.2x        6.0x
                 HARMONIC MEAN(4)         10.6x        13.5x        9.2x        3.1x
                 LOW                       9.7x         9.5x        9.2x        0.9x
                 ---------------------------------------------------------------------

======================================================================================
HIGH                                      11.9x        47.7x        9.2x        6.0x
HARMONIC MEAN(4)                           5.9x         5.9x        4.8x        1.5x
LOW                                        4.4x         4.0x        3.4x        0.6x
======================================================================================

--------------------
(1) Per FactSet Research Systems.
(2) Estimates per Wall Street research, where available.
(3) Estimates per First Call consensus.
(4) Arithmetic mean shown for Price / Book data.

--------------------------------------------------------------------------------
CONFIDENTIAL                                                                  41

HAWAII RESIDENTIAL SEGMENT - M&A COMPARABLE TRANSACTIONS ANALYSIS

                                                                                                ($ IN MILLIONS)
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

                                                                               EQUITY       AGGREGATE
     DATE            DATE                                                     PURCHASE       PURCHASE
   ANNOUNCED       EFFECTIVE                TARGET / ACQUIRER                  PRICE          PRICE        PREMIUM
--------------- ------------- --------------------------------------------- ------------- ------------- -------------
         HOMEBUILDERS
-------------------------------
   12/19/97        04/20/98     Continental Homes Holding /                     $361.2        $647.9          59.5%
                                DR Horton Inc.
   02/17/00        05/03/00     US Home Corp /                                  $490.1       $1135.4          33.0%
                                Lennar
   06/10/97        10/31/97     Pacific Greystone Corporation /                 $216.1        $379.7          21.3%
                                Lennar Corporation
   10/04/99        12/16/99     Newmark Homes /                                 $107.5        $260.4          18.7%
                                Technical Olympic USA

                        ---------------------------------------------------------------------------------------------
                        HIGH                                                                                  59.5%
                        HARMONIC MEAN(1)                                                                      33.1%
                        LOW                                                                                   18.7%
                        ---------------------------------------------------------------------------------------------
          TIME SHARE
-------------------------------
   01/24/00            -        Fairfield Communities Inc /                     $689.1        $738.1          46.6%
                                Carnival Corp
    7/19/99        10/01/99     Vistana Inc. /                                  $414.2        $386.6          35.7%
                                Starwood Hotels & Resorts Worldwide Inc.
                        ---------------------------------------------------------------------------------------------
                        HIGH                                                                                  46.6%
                        HARMONIC MEAN(1)                                                                      41.1%
                        LOW                                                                                   35.7%
                        ---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
HIGH                                                                                                          59.5%
HARMONIC MEAN(1)                                                                                              35.8%
LOW                                                                                                           18.7%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

                                                                                ENTERPRISE VALUE / LTM    EQUITY VALUE/
     DATE            DATE                                                       ----------------------         LTM
   ANNOUNCED       EFFECTIVE                TARGET / ACQUIRER                    EBITDA         EBIT       NET INCOME
----------------  ----------    -----------------------------------------       --------       ------      -----------
         HOMEBUILDERS
-------------------------------
   12/19/97        04/20/98     Continental Homes Holding /                          9.1x          9.6x         12.9x
                                DR Horton Inc.
   02/17/00        05/03/00     US Home Corp /                                       6.4x          7.0x          6.8x
                                Lennar
   06/10/97        10/31/97     Pacific Greystone Corporation /                      5.3x          5.4x          7.4x
                                Lennar Corporation
   10/04/99        12/16/99     Newmark Homes /                                      6.4x          7.0x          6.7x
                                Technical Olympic USA
                        ------------------------------------------------------------------------------------------------
                        HIGH                                                         9.1x          9.6x         12.9x
                        HARMONIC MEAN(1)                                             6.6x          7.0x          7.9x
                        LOW                                                          5.3x          5.4x          6.7x
                        ------------------------------------------------------------------------------------------------
          TIME SHARE
-------------------------------
   01/24/00            -        Fairfield Communities Inc /                          7.2x          8.9x         13.0x
                                Carnival Corp
    7/19/99        10/01/99     Vistana Inc. /                                       7.3x          9.0x         17.6x
                                Starwood Hotels & Resorts Worldwide Inc.
                        ------------------------------------------------------------------------------------------------
                        HIGH                                                         7.3x          9.0x         17.6x
                        HARMONIC MEAN(1)                                             7.3x          9.0x         14.9x
                        LOW                                                          7.2x          8.9x         13.0x
                        ------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
HIGH                                                                                 9.1x          9.6x         17.6x
HARMONIC MEAN(1)                                                                     6.8x          7.5x          9.3x
LOW                                                                                  5.3x          5.4x          6.7x
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

-----------
(1) Arithmetic mean shown for premia data.


------------------------------------------------------------------------------
                                                                            42
CONFIDENTIAL

HAWAII RESIDENTIAL SEGMENT - SUMMARY VALUATION

                                                                                          ($ IN MILLIONS)
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
                                                  RELEVANT          ENTERPRISE VALUE/RELEVANT EBITDA MULTIPLE
                                                  SEGMENT           -----------------------------------------
                                                 EBITDA (5)            LOW           MEAN            HIGH
                                                ------------        ----------     ---------   ---------------
DISCOUNTED CASH FLOW ANALYSIS(1) (2) (3)            $12.2             12.8x          14.3x          16.0x

COMPARABLE COMPANY ANALYSIS(2)                      $12.2              4.2x          5.8x           10.7x

M&A COMPARABLE TRANSACTION ANALYSIS(4)              $12.0              5.3x          6.8x            9.1x

---------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
                                                             ENTERPRISE VALUE
                                                   -----------------------------------
                                                     LOW           MEAN          HIGH
                                                   ------        --------      --------
DISCOUNTED CASH FLOW ANALYSIS(1) (2) (3)           $155.3         $174.1        $194.2

COMPARABLE COMPANY ANALYSIS(2)                      $51.1          $70.6        $130.2

M&A COMPARABLE TRANSACTION ANALYSIS(4)              $63.6          $81.6        $109.2

-------------------------------------------------------------------------------------------

---------------
(1) Assuming discount rates of 12.0%, 13.0% and 14.0% and 2004P EBITDA exit multiples of 5.0x, 6.0x and 7.0x.
(2)  Enterprise value based on 2000P EBITDA.
(3)  Does not include $20 - $45 million in raw land in Oahu.
(4)  Enterprise value based on LTM EBITDA and LTM EBITDA multiples.
(5) EBITDA includes an addback of capitalized interest included in the Company's cost of sales. Capitalized interest has been allocated between Mainland and Hawaiian Residential Segments based on revenue.


------------------------------------------------------------------------------
                                                                            43
CONFIDENTIAL

HAWAII RESIDENTIAL SEGMENT - IMPLIED VALUE MATRIX (1)

                                                                                                          ($ IN MILLIONS)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

                                                                                       INDICATIVE VALUE RANGE
                                                                        ----------------------------------------------------
                                                                        $135.0     $145.0     $155.0      $165.0      $175.0
                                                                        ------     ------     ------      ------      ------
Indicative Value Multiple
1999 EBITDA(3)                                               $12.0        11.2x      12.1x      12.9x      13.7x       14.6x
2000E EBITDA(3)                                              $12.2        11.1x      11.9x      12.7x      13.6x       14.4x
2001E EBITDA(3)                                              $13.1        10.3x      11.1x      11.8x      12.6x       13.3x
2002E EBITDA(3)                                              $16.8         8.0x       8.6x       9.2x       9.8x       10.4x
2003E EBITDA(3)                                              $21.0         6.4x       6.9x       7.4x       7.8x        8.3x
2004E EBITDA(3)                                              $23.5         5.7x       6.2x       6.6x       7.0x        7.4x

Indicative Value Multiple
1999 EBIT(3)                                                 $11.6        11.6x      12.5x      13.3x      14.2x       15.1x
2000E EBIT(3)                                                $11.7        11.5x      12.4x      13.2x      14.1x       15.0x
2001E EBIT(3)                                                $12.7        10.7x      11.5x      12.2x      13.0x       13.8x
2002E EBIT(3)                                                $16.3         8.3x       8.9x       9.5x      10.1x       10.7x
2003E EBIT(3)                                                $20.6         6.6x       7.0x       7.5x       8.0x        8.5x
2004E EBIT(3)                                                $23.1         5.8x       6.3x       6.7x       7.1x        7.6x

Indicative Value / Identifiable Real Estate & PPE of
Segment(4)                                                   $198.4        0.7x       0.7x       0.8x       0.8x        0.9x
------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
                                                              COMPARABLE       COMPARABLE
                                                               COMPANIES      TRANSACTIONS
                                                               RANGE(2)         RANGE(2)
                                                             -------------    -------------
Indicative Value Multiple
1999 EBITDA(3)                                               4.5x - 14.2x      6.8x - 7.3x
2000E EBITDA(3)                                               4.6x - 8.8x          NA
2001E EBITDA(3)                                               4.7x - 9.5x          NA
2002E EBITDA(3)                                                   NA               NA
2003E EBITDA(3)                                                   NA               NA
2004E EBITDA(3)                                                   NA               NA

Indicative Value Multiple
1999 EBIT(3)                                                 4.9x - 18.9x      7.0x - 9.0x
2000E EBIT(3)                                                4.8x - 10.0x          NA
2001E EBIT(3)                                                5.3x - 11.8x          NA
2002E EBIT(3)                                                     NA               NA
2003E EBIT(3)                                                     NA               NA
2004E EBIT(3)                                                     NA               NA

Indicative Value / Identifiable Real Estate & PPE of
Segment(4)                                                    0.6x - 2.6x          NA
---------------------------------------------------------------------------------------------

--------------
(1)  Does not include $20-$45 million of raw land in Oahu
(2) Ranges derived from Hawaii Residential Segment Comparable Companies Analysis and Comparable Transaction Analysis, as applicable, excluding outliers.
(3) EBITDA and EBIT include an addback of capitalized interest included in the Company's cost of sales. Capitalized interest has been allocated between Mainland and Hawaiian Residential Segments based on revenue.
(4)  Book value as of December 31, 1999.


------------------------------------------------------------------------------
                                                                            44
CONFIDENTIAL

SECTION 5-C
MAINLAND COMMERCIAL SEGMENT

-------------------------------------------------------------------------------
MAINLAND COMMERCIAL SEGMENT - OVERVIEW

 -    Generally medium-term leases with tenants of average credit profile

 - According to management, in-place rents are at or slightly below market, due primarily to asset quality and supply / demand dynamics of each particular market

 - Atlanta market experiencing recent vacancy weakness and moderate degree of absorption

      -     Atlanta assets are class A quality

 - Remainder of properties are predominately located in secondary or tertiary markets

      -     Bakersfield commercial market is stagnant

      - Raleigh properties are well-located with strong tenants; Low unemployment deters incoming corporate relocations

 - Moderate growth in base rents and net operating income due to contractual rent and estimated CPI increases

 -    Primary contributors to revenue growth:

      -     Lease-up of new Raleigh property

      -     50,000 square feet of additional lease space in Bakersfield

      -     New, recently acquired hotel

 - Aggressive tenant retention efforts and leasing of vacant space have maintained majority of properties at strong occupancy levels

 - Limited capital expenditures going forward due to significant retenanting and releasing of space during 1997 - 1999

 -    Limited market for undeveloped land holdings


-------------------------------------------------------------------------------
CONFIDENTIAL                                                                 45

-------------------------------------------------------------------------------
MAINLAND COMMERCIAL SEGMENT - OVERVIEW (CONT.)

 - Desire for Company to redeploy Hawaiian cash flows into Mainland commercial properties may be limited by ability to find attractive acquisition / development opportunities

 - We believe these properties should be valued in the mid range of comparable companies due to:

      -     Relatively strong asset and average tenant quality

      -     Overall above average strength of commercial markets

      - Relative age, occupancies, limited required capital expenditures and average lease terms

 - DCF terminal value of 9.5x - 10.5x reflects stabilized cash flow. Discount rate 10.0% - 12.0% represents risk associated with attaining tenants for new properties discussed above

 - Capitalization rate of 9.5% - 10.5% reflects a mix of property quality with Bakersfield being less desirable and others being more desirable


-------------------------------------------------------------------------------
CONFIDENTIAL                                                                46

-------------------------------------------------------------------------------
MAINLAND COMMERCIAL SEGMENT - HISTORICAL AND PROJECTED FINANCIAL RESULTS(1)

REVENUES                                   ($ IN MILLIONS)        EBITDA                                     ($ IN MILLIONS)
--------------------------------------------------------------    -----------------------------------------------------------
                    [GRAPH]                                                           [GRAPH]
--------------------------------------------------------------    -----------------------------------------------------------

UNLEVERAGED FREE CASH FLOW(2)            ($ IN MILLIONS)          DEVELOPMENT & CAPITAL EXPENDITURES         ($ IN MILLIONS)
--------------------------------------------------------------    -----------------------------------------------------------

                    [GRAPH]                                                           [GRAPH]
--------------------------------------------------------------    -----------------------------------------------------------

--------------
(1) Source: Sun Management's historical segment financial data and projections, prepared in October 1999. 1999 data is estimated, since Management does not update its model until the next year's projections are prepared.
(2)  Assumes tax rate of 36%.


-------------------------------------------------------------------------------
CONFIDENTIAL                                                                 47

-------------------------------------------------------------------------------
MAINLAND COMMERCIAL SEGMENT - CAPITALIZATION RATE ANALYSIS


 - Company shows stabilized cash flow of $24.2 million in 2001. Applying a capitalization rate of 9.5% - 10.5% implies a value of $231 - $255 million in 2001


 - We then discount these numbers by 9.5% - 10.5% in order to arrive at a present value of $209-$233 million


-------------------------------------------------------------------------------
CONFIDENTIAL                                                                 48

-------------------------------------------------------------------------------
MAINLAND COMMERCIAL SEGMENT - DISCOUNTED CASH FLOW ANALYSIS(1)

                                                                                                                 ($ IN MILLIONS)
---------------------------------------------------------------------------------------------------------------------------------
                                         1998A      1999E          2000P         2001P         2002P         2003P        2004P
                                    ------------- ----------- ------------- ------------- ------------- ------------ ------------
Revenues                                  $22.5      $27.4          $32.4         $36.5         $37.8         $39.1        $39.6
% GROWTH                                    9.6%      22.1%          18.2%         12.7%          3.5%          3.4%         1.4%
EBITDA                                    $15.1      $18.5          $21.8         $25.4         $25.8         $26.5        $27.2
% MARGIN                                   66.9%      67.5%          67.1%         69.6%         68.3%         67.8%        68.6%
% GROWTH                                   NA         23.0%          17.5%         16.9%          1.6%          2.6%         2.6%
Depreciation & amortization               $ 4.8      $ 5.8          $ 6.9         $ 7.5         $ 7.6         $ 7.6        $ 7.6
EBIT                                       10.2       12.7           14.8          17.9          18.2          18.9         19.6
Taxes @ 36.0%                              (3.7)      (4.6)          (5.3)         (6.5)         (6.6)         (6.8)        (7.1)
                                    ------------- ----------- ------------- ------------- ------------- ------------ ------------
Unleveraged net income                    $ 6.6      $ 8.1          $ 9.5         $11.5         $11.7         $12.1        $12.5

Plus: Dep. & Amort.                       $ 4.8      $ 5.8          $ 6.9         $ 7.5         $ 7.6         $ 7.6        $ 7.6
Less:  Capital expenditures               (22.5)     (22.7)         (15.2)         (1.2)         (0.9)         (1.0)        (1.2)
Change in working capital                  (3.6)       0.0            0.0           0.0           0.0           0.0          0.0
                                    ------------- ----------- ------------- ------------- ------------- ------------ ------------
Unleveraged free cash flow               ($14.8)     ($8.8)         $ 1.2         $17.7         $18.4         $18.7        $19.0
                                    ------------- ----------- ------------- ------------- ------------- ------------ ------------
                                    ------------- ----------- ------------- ------------- ------------- ------------ ------------

Adjusted NOI(2)                           $13.9      $17.3          $20.6         $24.2         $24.9         $25.5        $26.0

---------------------------------------------------------------------------------------------------------------------------------


---------------
(1) Projections based on Sun Management projections dated October 1999, and assumes a 36.0% tax rate.
(2) Based on the respective years' EBITDA less maintenance capital expenditure.


-------------------------------------------------------------------------------
CONFIDENTIAL                                                                 49

--------------------------------------------------------------------------------

MAINLAND COMMERCIAL SEGMENT - DISCOUNTED CASH FLOW ANALYSIS (CONT.) (1)

ENTERPRISE VALUE BASED ON 2004P ADJUSTED NOI EXIT MULTIPLES AND DISCOUNT RATES                                    ($ IN MILLIONS)
---------------------------------------------------------------------------------------------------------------------------------

                                                                               DISCOUNT RATE
                                                      --------------------------------------------------------------------
                                                          10.00%     10.50%        11.00%         11.50%      12.00%
                                                      ------------  ----------  ------------  ------------  --------------
                        2004P EXIT       9.5X             $202.6     $198.4         $194.3        $190.3       $186.4
                          MULTIPLE       10.0X             210.6      206.2          202.0         197.8        193.7
                                         10.5X             218.6      214.1          209.6         205.3        201.1

---------------------------------------------------------------------------------------------------------------------------------

----------------
(1) DCF based upon Sun Management projections dated October 1999.


--------------------------------------------------------------------------------
CONFIDENTIAL                                                                  50

--------------------------------------------------------------------------------


MAINLAND COMMERCIAL SEGMENT - COMPARABLE COMPANIES ANALYSIS
                                                                      ($ IN MILLIONS, EXCEPT PER SHARE DATA)
----------------------------------------------------------------------------------------------------------------
                                                                               ENTERPRISE VALUE / EBITDA(2)
                                      STOCK PRICE    EQUITY    ENTERPRISE    ----------------------------------
              COMPANY                 5/12/00(1)     VALUE       VALUE         LTM        2000P       2001P
----------------------------------  --------------  ----------  -----------  ----------  ----------  ---------
OFFICE

Brandywine Realty Trust                    $18.00      $741.2    $1,708.0       9.5x        9.4x       8.6x
Corporate Office Properties                  8.81       259.4       712.5      12.8x        9.6x       8.9x
Highwoods Properties Inc                    23.50     1,620.8     3,749.9       9.7x        10.0x      9.7x
Keystone Property Trust Corp                13.06       212.2       815.9      13.0x        10.5x      9.9x
Koger Equity Inc                            17.94       509.0       860.5       9.7x        9.5x       7.7x
Mack Cali Realty Corp                       27.25     1,841.9     3,323.4       9.3x        8.6x       8.0x
Parkway Properties Inc                      30.25        97.1       671.5      10.8x        9.9x       9.2x
Prime Group Realty Trust                    15.56       407.0     1,324.6      12.0x        8.6x        NA
PS Business Parks                           24.88       805.3       823.1       9.1x         NA         NA

                  ------------------- ------------ ----------- ----------- ------------ ----------- -----------
                  HIGH                                                         13.0X        10.5X      9.9X
                  HARMONIC MEAN(4)                                             10.7X        9.5X       8.8X
                  LOW                                                           9.1X        8.6X       7.7X
                  ------------------- ------------ ----------- ----------- ------------ ----------- -----------

RETAIL
Center Trust                                $6.69      $192.9      $979.3     10.5x       11.5x       13.5x
Kimco Realty Corp                           40.56     2,487.4     4,041.2     13.6x       11.9x       10.8x
Kranzco Realty Trust                         9.19        97.1       534.4     9.6x         7.6x        6.9x
Pan Pacific Retail Properties               20.00       425.2       781.4     10.3x        9.3x        8.4x

                  ------------------- ------------ ----------- ----------- ------------ ----------- -----------
                  HIGH                                                        13.6X       11.9X       13.5X
                  HARMONIC MEAN(4)                                            10.8X        9.7X        9.3X
                  LOW                                                         9.6X         7.6X        6.9X
                  ------------------- ------------ ----------- ----------- ------------ ----------- -----------

------------------------------------- ------------ ----------- ----------- ------------ ----------- -----------
HIGH                                                                          13.6X       11.9X       13.5X
HARMONIC MEAN(4)                                                              10.6X        9.5X        9.0X
LOW                                                                           9.1X         7.6X        6.9X
------------------------------------- ------------ ----------- ----------- ------------ ----------- -----------

----------------------------------------------------------------------------------------
                                                    P/FFO(3)
                                         ---------------------------------    PRICE /
              COMPANY                      LTM        2000P       2001P        BOOK
---------------------------------------  ---------  ----------  ----------  ------------
OFFICE

Brandywine Realty Trust                   7.4x         6.9x        6.4x        1.1x
Corporate Office Properties               8.2x         7.4x        6.9x        1.4x
Highwoods Properties Inc                  6.8x         6.3x        5.9x        1.1x
Keystone Property Trust Corp              7.3x         7.0x        6.6x        1.1x
Koger Equity Inc                          7.7x         7.3x        6.7x        1.1x
Mack Cali Realty Corp                     8.2x         7.7x        7.2x        1.3x
Parkway Properties Inc                    8.3x         7.7x        6.9x        1.2x
Prime Group Realty Trust                  7.6x         7.5x        6.9x        1.2x
PS Business Parks                         10.2x        9.1x        8.3x        1.5x

                  -------------------  ------------ ----------- ----------- -----------
                  HIGH                    8.3X         7.7X        7.2X        1.4X
                  HARMONIC MEAN(4)        7.7X         7.2X        6.7X        1.2X
                  LOW                     6.8X         6.3X        5.9X        1.1X
                  -------------------  ------------ ----------- ----------- -----------

RETAIL
Center Trust                              4.5x         5.1x        4.9x        0.7x
Kimco Realty Corp                         11.2x       10.1x        9.2x        1.6x
Kranzco Realty Trust                      4.9x         4.3x         NA         0.6x
Pan Pacific Retail Properties             8.7x         8.0x        7.4x        1.1x

                  -------------------  ------------ ----------- ----------- -----------
                  HIGH                    11.2X       10.1X        9.2X        1.6X
                  HARMONIC MEAN(4)        6.3X         6.1X        6.7X        0.8X
                  LOW                     4.5X         4.3X        4.9X        0.6X
                  -------------------  ------------ ----------- ----------- -----------

-------------------------------------  ------------ ----------- ----------- -----------
HIGH                                      11.2X       10.1X        9.2X        1.6X
HARMONIC MEAN(4)                          7.3X         6.9X        6.8X        1.1X
LOW                                       4.5X         4.3X        4.9X        0.6X
-------------------------------------  ------------ ----------- ----------- -----------

-------------------------------------------------------------------------------
CONFIDENTIAL                                                                 51

-------------------------------------------------------------------------------


---------------
(1) Arithmetic mean shown for Price / Book data.
(2) Estimates per Wall Street research, where available.
(3) Estimates per First Call consensus.
(4) Arithmetic mean shown for Price / Book data.


-------------------------------------------------------------------------------
CONFIDENTIAL                                                                 52

-------------------------------------------------------------------------------

MAINLAND COMMERCIAL SEGMENT - M&A COMPARABLE TRANSACTIONS ANALYSIS

                                                                                             ($ IN MILLIONS)
----------------------------------------------------------------------------------------------------------------------
                                                                               EQUITY      AGGREGATE
     DATE            DATE                                                     PURCHASE      PURCHASE      PREMIUM/
   ANNOUNCED       EFFECTIVE                TARGET / ACQUIRER                  PRICE         PRICE       (DISCOUNT)
--------------  -------------  -----------------------------------------  ---------------  -----------  --------------
RETAIL

    5/29/98         8/6/98      Mid-America Realty Investments                   $87.2        $148.6           3.7%
                                Bradley Real Estate Inc
   11/13/97         6/15/98     Horizon Group, Inc.                             $388.8        $933.5          (1.9%)
                                Prime Retail, Inc.
    8/25/97        12/17/97     Arbor Property Trust                            $102.3        $227.2           6.5%
                                Vornado Realty Trust
    3/26/96         8/9/96      DeBartolo Realty Corp.                        $1,490.4      $2,937.4          27.5%
                                Simon Property Group Inc.
   10/30/95         3/15/96     Tucker Properties Corp.                         $105.5        $273.5         (16.9%)
                                Bradley Real Estate Inc.
    3/14/95         7/14/95     McArthur/Glen Realty Corp.                      $315.4        $522.1          (1.0%)
                                Horizon Outlet Centers Inc.

                 ----------------------- ---------------------------------- ------------- ------------- -------------
                 HIGH                                                                                         27.5%
                 HARMONIC MEAN(1)                                                                              3.0%
                 LOW                                                                                         (16.9%)
                 ----------------------- ---------------------------------- ------------- ------------- -------------

-------------------------------------------------------------------------------------------------------------------------

                                                                                Enterprise Value / LTM
     Date            Date                                                      -------------------------   Equity Value/
   Announced       Effective                Target / Acquirer                     EBITDA         EBIT         LTM FFO
---------------  -------------  --------------------------------------------   -------------  ----------  --------------
RETAIL

    5/29/98         8/6/98      Mid-America Realty Investments                       10.5 x        16.3 x        10.1 x
                                Bradley Real Estate Inc
   11/13/97         6/15/98     Horizon Group, Inc.                                   9.6 x        17.3 x         7.8 x
                                Prime Retail, Inc.
    8/25/97        12/17/97     Arbor Property Trust                                 12.2 x        15.9 x        10.9 x
                                Vornado Realty Trust
    3/26/96         8/9/96      DeBartolo Realty Corp.                               13.2 x        31.5 x         9.1 x
                                Simon Property Group Inc.
   10/30/95         3/15/96     Tucker Properties Corp.                               9.5 x        15.8 x         6.9 x
                                Bradley Real Estate Inc.
    3/14/95         7/14/95     McArthur/Glen Realty Corp.                           12.2 x        23.4 x        10.3 x
                                Horizon Outlet Centers Inc.

                 ----------------------- ----------------------------------    ------------- ------------- --------------
                 HIGH                                                                13.2x         31.5x         10.9x
                 HARMONIC MEAN(1)                                                    11.1x         18.8x          8.9x
                 LOW                                                                  9.5x         15.8x          6.9x
                 ----------------------- ----------------------------------    ------------- ------------- --------------

-------------------------------------------------------------------------------------------------------------------------

-----------
(1) Arithmetic mean shown for premia data.


-------------------------------------------------------------------------------
CONFIDENTIAL                                                                 53

-------------------------------------------------------------------------------

                                                                               ($ IN MILLIONS, EXCEPT PER SHARE DATA)
----------------------------------------------------------------------------------------------------------------------
                                                                               EQUITY      AGGREGATE
     DATE            DATE                                                     PURCHASE      PURCHASE
   ANNOUNCED       EFFECTIVE                TARGET / ACQUIRER                  PRICE         PRICE        PREMIUM
----------------  ------------  -------------------------------------------  ------------  -----------  ---------------
OFFICE

    9/8/97         10/14/97     Shidler Group-Mid-Atlantic                      $170.0        $253.0          NA
                                Royale Investments Inc.
    9/15/97        12/19/97     Beacon Properties Corp.                       $3,006.8      $4,040.6          30.8%
                                Equity Office Properties Trust
    4/29/96         9/23/96     Crocker Realty Trust Inc.                       $297.9        $532.4          14.8%
                                Highwoods Properties Inc.

                 ------------------- -------------------------------------- ------------- ------------- -------------
                 HIGH                                                                                         30.8%
                 HARMONIC MEAN(1)                                                                             22.8%
                 LOW                                                                                          14.8%
                 ------------------- -------------------------------------- ------------- ------------- -------------

REIT LBO/MBO
    12/2/98         6/8/99      Irvine Apartment Communities                  $1,542.3      $2,528.6          25.6%
                                TIC Acquisition L.L.C.
    3/4/99         10/15/99     Berkshire Realty Co. Inc.                       $574.4      $1,292.8          29.5%
                                Aptco L.L.C.
    4/5/99         11/22/99     SunStone Hotel Investors Inc.                   $412.5        $907.9          43.8%
                                SHP Acquisition L.L.C.
    6/7/99            NA        Burnham Pacific Properties Inc.                 $459.0      $1,215.0          21.3%
                                Schottenstein Stores Corp.
    9/24/99         2/29/00     Walden Residential Properties Inc.              $715.0      $1,538.1          23.2%
                                Oly Hightop

                 ------------------- -------------------------------------- ------------- ------------- -------------
                 HIGH                                                                                         43.8%
                 HARMONIC MEAN(1)                                                                             28.7%
                 LOW                                                                                          21.3%
                 ------------------- -------------------------------------- ------------- ------------- -------------


-----------------------------------------------------------------------------------------------------------------------
                                                                               ENTERPRISE VALUE / LTM
     DATE            DATE                                                     ------------------------   EQUITY VALUE/
   ANNOUNCED       EFFECTIVE                TARGET / ACQUIRER                   EBITDA         EBIT         LTM FFO
----------------  -----------  ---------------------------------------------  ------------  ----------  ---------------
OFFICE

    9/8/97         10/14/97     Shidler Group-Mid-Atlantic                         18.5 x        24.3 x         4.3 x
                                Royale Investments Inc.
    9/15/97        12/19/97     Beacon Properties Corp.                            24.4 x        35.9 x        23.8 x
                                Equity Office Properties Trust
    4/29/96         9/23/96     Crocker Realty Trust Inc.                          15.2 x        20.7 x        19.4 x
                                Highwoods Properties Inc.

                 ------------------- --------------------------------------  ------------- ------------- --------------
                 HIGH                                                              24.4x         35.9x         23.8x
                 HARMONIC MEAN(1)                                                  18.7x         25.6x          9.1x
                 LOW                                                               15.2x         20.7x          4.3x
                 ------------------- --------------------------------------  ------------- ------------- --------------

REIT LBO/MBO
    12/2/98         6/8/99      Irvine Apartment Communities                       18.3x         23.9x         13.5x
                                TIC Acquisition L.L.C.
    3/4/99         10/15/99     Berkshire Realty Co. Inc.                          12.6x         14.9x          9.7x
                                Aptco L.L.C.
    4/5/99         11/22/99     SunStone Hotel Investors Inc.                      11.0x         19.5x          7.2x
                                SHP Acquisition L.L.C.
    6/7/99            NA        Burnham Pacific Properties Inc.                    13.1x         19.1x          8.3x
                                Schottenstein Stores Corp.
    9/24/99         2/29/00     Walden Residential Properties Inc.                 10.0x         17.4x          9.0x
                                Oly Hightop

                 ------------------- --------------------------------------  ------------- ------------- --------------
                 HIGH                                                              18.3x         23.9x         13.5x
                 HARMONIC MEAN(1)                                                  12.5x         18.5x          9.1x


-------------------------------------------------------------------------------
CONFIDENTIAL                                                                 54

-------------------------------------------------------------------------------

                 LOW                                                               10.0x         14.9x          7.2x
                 ------------------- --------------------------------------  ------------- ------------- --------------


----------------
(1) Arithmetic mean shown for premia data.


-------------------------------------------------------------------------------
CONFIDENTIAL                                                                 55

-------------------------------------------------------------------------------

                                                                                                ($ IN MILLIONS)
----------------------------------------------------------------------------------------------------------------------

                                                                               EQUITY      AGGREGATE
     DATE            DATE                                                     PURCHASE      PURCHASE      PREMIUM
   ANNOUNCED       EFFECTIVE                TARGET / ACQUIRER                  PRICE         PRICE       (DISCOUNT)
----------------  ------------  -------------------------------------------  -----------  -----------  ---------------
MULTI-FAMILY/APARTMENT COMMUNITIES
---------------------------------------
    7/8/98         10/20/98     Merry Land & Investment Co Inc.                 $983.52     $2,024.9           4.2%
                                Equity Residential Properties Trust
    3/9/98          6/3/98      Avalon Properties Inc.                          $946.03     $1,445.5          (2.9%)
                                Bay Apartment Communities Inc.
    12/2/98         6/8/99      Irvine Apartment Communities                    $634.37     $1,554.1          20.5%
                                Irvine Co
   12/23/97         5/8/98      Ambassador Apartments, Inc.                     $267.5        $666.0           5.0%
                                Apartment Investment and Management Co.
   12/17/97         4/8/98      Oasis Residential, Inc.                         $397.2        $943.1           9.8%
                                Camden Property Trust
    8/28/97        12/23/97     Evans Withycombe Residential, Inc.              $632.2      $1,063.2          18.9%
                                Equity Residential Properties Trust
    8/4/97         12/24/97     Columbus Realty Trust                           $340.9        $567.8           4.5%
                                Post Properties, Inc.
    1/16/97         5/30/97     Wellsford Residential Property Trust            $467.2        $946.4           7.9%
                                Equity Residential Properties Trust
   12/16/96         5/15/97     Paragon Group Inc.                              $327.5        $611.4          13.7%
                                Camden Property Trust
    10/1/96        12/31/96     South West Property Trust inc.                  $347.8        $560.3          25.5%
                                United Dominion Realty Trust Inc.
    7/18/96         2/12/97     ROC Communities Inc.                            $347.4        $486.9          17.5%
                                Chateau Properties Inc.
   10/12/95         3/15/96     Real Estate Investment Trust of California      $189.4        $271.5          21.7%
                                BRE Properties

---------------- -------------- ------------------------------------------- ------------- ------------- -------------

-------------------------------------------------------------------------------------------------------------------------


                                                                                 ENTERPRISE VALUE / LTM
     DATE            DATE                                                       -------------------------   EQUITY VALUE/
   ANNOUNCED       EFFECTIVE                TARGET / ACQUIRER                     EBITDA         EBIT         LTM FFO
----------------  ------------  ---------------------------------------------   ------------  -----------  ---------------
MULTI-FAMILY/APARTMENT COMMUNITIES
----------------------------------------
    7/8/98         10/20/98     Merry Land & Investment Co Inc.                      13.7 x        20.9 x         8.7 x
                                Equity Residential Properties Trust
    3/9/98          6/3/98      Avalon Properties Inc.                               13.8 x        19.1 x        10.8 x
                                Bay Apartment Communities Inc.
    12/2/98         6/8/99      Irvine Apartment Communities                         12.3 x        16.9 x         6.5 x
                                Irvine Co
   12/23/97         5/8/98      Ambassador Apartments, Inc.                          13.9 x        23.2 x        12.7 x
                                Apartment Investment and Management Co.
   12/17/97         4/8/98      Oasis Residential, Inc.                              13.4 x        18.5 x         8.5 x
                                Camden Property Trust
    8/28/97        12/23/97     Evans Withycombe Residential, Inc.                   15.1 x        22.9 x        15.4 x
                                Equity Residential Properties Trust
    8/4/97         12/24/97     Columbus Realty Trust                                16.8 x        26.6 x        14.2 x
                                Post Properties, Inc.
    1/16/97         5/30/97     Wellsford Residential Property Trust                 13.0 x        20.4 x         6.4 x
                                Equity Residential Properties Trust
   12/16/96         5/15/97     Paragon Group Inc.                                   11.5 x        17.7 x        NA
                                Camden Property Trust
    10/1/96        12/31/96     South West Property Trust inc.                       13.1 x        13.6 x        11.4 x
                                United Dominion Realty Trust Inc.
    7/18/96         2/12/97     ROC Communities Inc.                                 15.2 x        24.6 x        14.0 x
                                Chateau Properties Inc.
   10/12/95         3/15/96     Real Estate Investment Trust of California           12.2 x        16.2 x        12.4 x
                                BRE Properties

-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
CONFIDENTIAL                                                                 56

-------------------------------------------------------------------------------

                                                                                                    ($ IN MILLIONS)
----------------------------------------------------------------------------------------------------------------------

                                                                               EQUITY      AGGREGATE
     DATE            DATE                                                     PURCHASE      PURCHASE
   ANNOUNCED       EFFECTIVE                TARGET / ACQUIRER                  PRICE         PRICE        PREMIUM
----------------  ------------   ------------------------------------------ ------------- ------------ --------------
MULTI-FAMILY/APARTMENT COMMUNITIES (CONT.)
---------------------------------------------------------------------------
    2/27/95         6/29/95     America First Real Estate Investment Trust       $54.9        $101.8          40.8%
                                Mid-America Apartment Communities Inc.
    8/3/94         12/13/94     Holly Residential Properties Inc.               $119.8        $243.1          29.0%
                                Wellsford Residential Property Trust
    12/7/94         3/23/95     Security Capital Pacific Trust                  $138.7        $232.2          (0.8%)
                                Property Trust of America

                 ----------------------------------------------------------------------------------------------------
                 HIGH                                                                                         40.8%
                 HARMONIC MEAN(1)                                                                             14.4%
                 LOW                                                                                          (2.9%)
                 ----------------------------------------------------------------------------------------------------

OTHER
-----
    6/17/94         9/30/94     Health Equity Properties Inc.                   $160.6        $177.1          13.8%
                                Omega Healthcare Investors Inc.
    4/26/95         6/19/96     Copley Properties Inc.                           $47.2        $101.9         127.3%
                                EastGroup Properties
   10/31/96         7/1/97      Bay Meadows/California Jockey Club              $190.2        $181.8          66.0%
                                Patriot American Hospitality Inc.

                 ----------------------------------------------------------------------------------------------------
                 HIGH                                                                                        127.3%
                 HARMONIC MEAN(1)                                                                             69.0%
                 LOW                                                                                          13.8%
                 ----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
HIGH                                                                                                         127.3%
HARMONIC MEAN(1)                                                                                              20.3%
LOW                                                                                                          (16.9%)
---------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------


                                                                               ENTERPRISE VALUE / LTM
     DATE            DATE                                                   --------------------------   EQUITY VALUE/
   ANNOUNCED       EFFECTIVE                TARGET / ACQUIRER                   EBITDA         EBIT         LTM FFO
----------------  ------------   ------------------------------------------ ------------- ------------ --------------
MULTI-FAMILY/APARTMENT COMMUNITIES (CONT.)
------------------------------------------
    2/27/95         6/29/95     America First Real Estate Investment Trust         15.6 x     31.5 x        14.0 x
                                Mid-America Apartment Communities Inc.
    8/3/94         12/13/94     Holly Residential Properties Inc.                  13.4 x     18.9 x        11.6 x
                                Wellsford Residential Property Trust
    12/7/94         3/23/95     Security Capital Pacific Trust                      2.9 x      4.0 x         2.1 x
                                Property Trust of America

                 ----------------------------------------------------------------------------------------------------
                 HIGH                                                              16.8x      31.5x         15.4x
                 HARMONIC MEAN(1)                                                  11.0x      15.7x          8.1x
                 LOW                                                                2.9x       4.0x          2.1x
                 ----------------------------------------------------------------------------------------------------

OTHER
-----
    6/17/94         9/30/94     Health Equity Properties Inc.                       8.6 x        12.6 x         9.0 x
                                Omega Healthcare Investors Inc.
    4/26/95         6/19/96     Copley Properties Inc.                             11.8 x        20.1 x        10.1 x
                                EastGroup Properties
   10/31/96         7/1/97      Bay Meadows/California Jockey Club                 18.5 x        22.5 x        19.3 x
                                Patriot American Hospitality Inc.

                 ----------------------------------------------------------------------------------------------------
                 HIGH                                                              18.5x         22.5x         19.3x
                 HARMONIC MEAN(1)                                                  11.7x         17.3x         11.4x
                 LOW                                                                8.6x         12.6x          9.0x
                 ----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
HIGH                                                                               24.4 x        35.9 x        23.8 x
HARMONIC MEAN(1)                                                                   11.7x         17.4x          8.8x
LOW                                                                                 2.9 x         4.0 x         2.1 x
---------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
CONFIDENTIAL                                                                 57

-------------------------------------------------------------------------------


--------------
(1) Arithmetic mean shown for premia data.


-------------------------------------------------------------------------------
CONFIDENTIAL                                                                 58

-------------------------------------------------------------------------------

MAINLAND COMMERCIAL SEGMENT - SUMMARY VALUATION

                                                                                           ($ IN MILLIONS)
----------------------------------------------------------------------------------------------------------------

                                                  RELEVANT          ENTERPRISE VALUE/RELEVANT EBITDA MULTIPLE
                                                  SEGMENT          --------------------------------------------
                                                   EBITDA              LOW           MEAN            HIGH
                                               --------------      ------------- -------------- ---------------

DISCOUNTED CASH FLOW ANALYSIS(1) (2)                 $21.8             8.6x          9.3x           10.1x

COMPARABLE COMPANY ANALYSIS(2)                       $21.8             7.6x          9.5x           11.9x

M&A COMPARABLE TRANSACTION ANALYSIS(3)               $18.5             8.6x          11.7x          18.5x

----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

                                                            ENTERPRISE VALUE
                                                ---------------------------------------
                                                    LOW           MEAN          HIGH
                                                ----------     ----------    ----------

DISCOUNTED CASH FLOW ANALYSIS(1) (2)              $186.4         $202.0        $218.6

COMPARABLE COMPANY ANALYSIS(2)                    $165.3         $206.7        $258.9

M&A COMPARABLE TRANSACTION ANALYSIS(3)            $159.2         $216.6        $342.5

-------------------------------------------------------------------------------------------


-----------------
(1) Assuming discount rates of 10.0%, 11.0% and 12.0% and 2004P Adjusted NOI exit multiples of 9.5x, 10.0x and 10.5x.
(2)   Enterprise Value based on 2000P EBITDA.
(3) Enterprise Value based upon LTM EBITDA and LTM EBITDA Multiples. Excludes EBITDA multiples from Beacon Properties (24.4x) and Security Capital acquisitions (2.9x).


-------------------------------------------------------------------------------
CONFIDENTIAL                                                                 59

-------------------------------------------------------------------------------

MAINLAND COMMERCIAL SEGMENT - IMPLIED VALUE MATRIX

                                                                                                             ($ IN MILLIONS)
---------------------------------------------------------------------------------------------------------------------------------

                                                                                       INDICATIVE VALUE RANGE
                                                                     ----------------------------------------------------------
                                                                        $210.0          $220.0          $230.0         $240.0
                                                                     -------------   ------------   ------------   ------------

Indicative Value Multiple
1999 EBITDA                                              $18.5         11.3x           11.9x           12.4x           13.0x
2000E EBITDA                                             $21.8          9.7x           10.1x           10.6x           11.0x
2001E EBITDA                                             $25.4          8.3x            8.6x            9.0x            9.4x


Indicative Value Multiple
1999 EBIT                                                $12.7         16.6x           17.4x           18.1x           18.9x
2000E EBIT                                               $14.8         14.2x           14.9x           15.5x           16.2x
2001E EBIT                                               $17.9         11.7x           12.3x           12.8x           13.4x


1999 Adjusted NOI(3)                                     $17.3         12.1x           12.7x           13.3x           13.9x
2000E Adjusted NOI(3)                                    $20.6         10.2x           10.7x           11.2x           11.7x
2001E Adjusted NOI(3)                                    $24.2          8.7x            9.1x            9.5x            9.9x



Indicative Value / Identifiable Real Estate & PPE of     $194.4         1.1x            1.1x            1.2x            1.2x
Segment(2)


--------------------------------------------------------------------------------------------
                                                               COMPARABLE      COMPARABLE
                                                                COMPANIES     TRANSACTIONS
                                                                RANGE(1)        RANGE(1)
                                                             --------------  --------------
Indicative Value Multiple
1999 EBITDA                                                    9.3x-12.8x      8.6x-18.5x
2000E EBITDA                                                   8.6x-11.5x          NA
2001E EBITDA                                                   7.7x-10.8x          NA


Indicative Value Multiple
1999 EBIT                                                      13.5x-32.6x    12.6x-31.5x
2000E EBIT                                                     10.8x-23.4x         NA
2001E EBIT                                                     9.8x-19.4x          NA


1999 Adjusted NOI(3)                                               NA              NA
2000E Adjusted NOI(3)                                              NA              NA
2001E Adjusted NOI(3)                                              NA              NA



Indicative Value / Identifiable Real Estate & PPE of            0.7x-1.5x          NA
Segment(2)


-------------
(1) Ranges derived from Mainland Commercial Segment Comparable Companies Analysis and Comparable Transaction Analysis, as applicable, excluding outliers.
(2)  Book value as of December 31, 1999.
(3) Adjusted NOI based on the respective years' EBITDA less $1.2 million in maintenance capital expenditures.


-------------------------------------------------------------------------------
CONFIDENTIAL                                                                 60

SECTION 5-D
HAWAII COMMERCIAL SEGMENT

-------------------------------------------------------------------------------

HAWAII COMMERCIAL SEGMENT - OVERVIEW

 - Weak Hawaii Commercial Segment market has kept occupancies lower than desired and have delayed buildout of certain undeveloped Hawaii parcels

 - Properties consist generally of B-market locations with mix of strong credit tenants with long term leases and smaller, local tenants

 - Due to higher occupancies, moderate economic environment and soft Hawaii Commercial Segment market, these properties are valued at the lower range of comparable properties and at higher capitalization rates

 - Cannery development has suffered vacancies due to weak retail market at Shops at Dole Cannery

      - Redevelopment efforts are in place to attempt to increase cash flows and occupancy

 - We believe that these properties should be valued towards the lower range of comparable companies and respective cash flows discounted back at a higher rate due to the overall softness of the commercial and retail market and the above-average risk of the underlying projected cash flows

 -    No new developments have been planned for the projection period


-------------------------------------------------------------------------------
CONFIDENTIAL                                                                 61

-------------------------------------------------------------------------------

HAWAII COMMERCIAL SEGMENT - CAPITALIZATION RATE ANALYSIS

 - Bear Stearns' capitalization rate analysis is based on a stabilized cash flow of $11.0 million; Applying a capitalization rate of 9.0%-10.0% implies a value of $110-$120 million

 - Bear Stearns used Sun's 1999E Adjusted NOI as the bases for stabilized free cash flow

 - While the Company's projections show EBITDA increasing significantly from 2000-2003, during the course of our due diligence and in discussions with management, they have acknowledged that their projections for this segment are aggressive and assume significant lease up of select properties

      -     Management's growth projections are based on its ability to:

            - Lease retail and office space at the old Dole Cannery (which is currently nearly completely vacant even though the Company has been trying to find tenants for several years)

            -     Lease the 10 acre Dole Cannery backlot

            -     Find a large tenant for the Mililani Town Center


-------------------------------------------------------------------------------
CONFIDENTIAL                                                                 62

-------------------------------------------------------------------------------

HAWAII COMMERCIAL SEGMENT - HISTORICAL AND PROJECTED FINANCIAL RESULTS(1)
REVENUES                                      ($ IN MILLIONS)         EBITDA                                      ($ IN MILLIONS)
------------------------------------------------------------------    ------------------------------------------------------------

                         [GRAPH]                                                                   [GRAPH]

------------------------------------------------------------------    ------------------------------------------------------------
UNLEVERAGED FREE CASH FLOW(2)                ($ IN MILLIONS)          DEVELOPMENT & CAPITAL EXPENDITURES          ($ IN MILLIONS)
------------------------------------------------------------------
                                                                      ------------------------------------------------------------

                         [GRAPH]                                                                   [GRAPH]

------------------------------------------------------------------    ------------------------------------------------------------


-----------------

(1) Source: Sun Management's historical segment financial data and projections, prepared in October 1999. 1999 data is estimated, since Management does not update its model until the next year's projections are prepared.
(2)  Assumes tax rate of 36%.


-------------------------------------------------------------------------------
CONFIDENTIAL                                                                  63

-------------------------------------------------------------------------------

HAWAII COMMERCIAL SEGMENT - DISCOUNTED CASH FLOW ANALYSIS(1)


                                                                                                                    ($ IN MILLIONS)
------------------------------------------------------------------------------------------------------------------------------------
                                       1998A            1999E         2000P        2001P         2002P         2003P       2004P
                                     ---------       ---------      ---------    ---------     ---------     ---------   ---------
Revenues                                $25.4            $25.7         $26.6        $28.2         $31.4         $34.1       $34.6
% GROWTH                                 -0.6%             1.1%          3.6%         6.0%         11.2%          8.7%        1.6%
EBITDA                                  $11.1            $11.8         $11.7        $14.0         $16.7         $18.9       $19.1
% MARGIN                                 43.8%            45.8%         43.8%        49.5%         53.2%         55.5%       55.0%
% GROWTH                                 NA               NA            NA           NA            NA            NA          NA
Depreciation & amortization              $3.7             $3.8          $4.4         $4.7          $5.0          $5.1        $5.1
EBIT                                      7.4              7.9           7.3          9.2          11.7          13.8        14.0
Taxes @ 36.0%                            (2.7)            (2.9)         (2.6)        (3.3)         (4.2)         (5.0)       (5.0)
                                     ---------       ---------      ---------    ---------     ---------     ---------   ---------
Unleveraged net income                   $4.7             $5.1          $4.7         $5.9          $7.5          $8.8        $8.9

Plus: Dep. & Amort.                      $3.7             $3.8          $4.4         $4.7          $5.0          $5.1        $5.1
Less:  Capital expenditures              (3.8)           (10.7)         (7.8)        (2.5)         (1.7)         (0.2)        0.0
Change in working capital                 1.8             (0.4)          0.0          0.0           0.0           0.0         0.0
                                     ---------       ---------      ---------    ---------     ---------     ---------   ---------
Unleveraged free cash flow               $6.5            ($2.7)         $0.6         $7.2         $10.5         $13.6       $14.0
                                     =========       =========      =========    =========     =========     =========   =========
Adjusted NOI (2)                        $10.3            $11.0         $10.9        $13.2         $15.9         $18.1       $18.3

------------------------------------------------------------------------------------------------------------------------------------



--------------
(1) Projections based on Sun Management projections dated October 1999, and assumes a 36.0% tax rate.
(2) Based on the respective years' EBITDA less maintenance capital expenditure of $0.8 per year.


-------------------------------------------------------------------------------
CONFIDENTIAL                                                                  64

-------------------------------------------------------------------------------

HAWAII COMMERCIAL SEGMENT - DISCOUNTED CASH FLOW ANALYSIS (CONT.)(1)

   ENTERPRISE VALUE BASED ON 2004P ADJUSTED NOI EXIT MULTIPLES AND DISCOUNT RATES                                 ($ IN MILLIONS)
   -------------------------------------------------------------------------------------------------------------------------------
                                                                                  DISCOUNT RATE
                                                   -------------------------------------------------------------------------------
                                                      11.00%         11.50%           12.00%            12.50%           13.00%
                                                   ------------   ------------     ------------      ------------     ------------
                        2004P EXIT       9.5X          138.8          135.9             133.1            130.3             127.7

                          MULTIPLE       10.0X         144.4          141.4             138.5            135.6             132.8

                                         10.5X         150.1          146.9             143.9            140.9             138.0

----------------------------------------------------------------------------------------------------------------------------------




-----------------
(1) DCF based upon management projections dated October 1999.


-------------------------------------------------------------------------------
CONFIDENTIAL                                                                  65

-------------------------------------------------------------------------------

HAWAII COMMERCIAL SEGMENT - COMPARABLE COMPANIES ANALYSIS

                                                                                       ($ IN MILLIONS, EXCEPT PER SHARE DATA)
-----------------------------------------------------------------------------------------------------------------------------
                                      STOCK PRICE    EQUITY    ENTERPRISE     ENTERPRISE VALUE / EBITDA(2)
                                                                            --------------------------------      -------
              COMPANY                 5/12/00(1)     VALUE       VALUE         LTM        2000P       2001P         LTM
--------------------------------     ------------  ---------  ------------  ---------  ----------   --------      -------
OFFICE
Brandywine Realty Trust                    $18.00      $741.2    $1,708.0      9.5x        9.4x        8.6x         7.4x

Corporate Office Properties                  8.81       259.4       712.5     12.8x        9.6x        8.9x         8.2x

Highwoods Properties Inc                    23.50     1,620.8     3,749.9      9.7x        10.0x       9.7x         6.8x

Keystone Property Trust Corp                13.06       212.2       815.9     13.0x        10.5x       9.9x         7.3x

Koger Equity Inc                            17.94       509.0       860.5      9.7x        9.5x        7.7x         7.7x

Mack Cali Realty Corp                       27.25     1,841.9     3,323.4      9.3x        8.6x        8.0x         8.2x

Parkway Properties Inc                      30.25        97.1       671.5     10.8x        9.9x        9.2x         8.3x

Prime Group Realty Trust                    15.56       407.0     1,324.6     12.0x        8.6x         NA          7.6x

PS Business Parks                           24.88       805.3       823.1      9.1x         NA          NA         10.2x



                 --------------------------------------------------------------------------------------------------------
                 HIGH                                                         13.0x        10.5x       9.9x         8.3x

                 HARMONIC MEAN(4)                                             10.7x        9.5x        8.8x         7.7x

                 LOW                                                           9.1x        8.6x        7.7x         6.8x
                 --------------------------------------------------------------------------------------------------------

RETAIL
------
Center Trust                                $6.69      $192.9      $979.3     10.5x        11.5x       13.5x        4.5x
Kimco Realty Corp                           40.56     2,487.4     4,041.2     13.6x        11.9x       10.8x       11.2x
Kranzco Realty Trust                         9.19        97.1       534.4      9.6x        7.6x        6.9x         4.9x
Pan Pacific Retail Properties               20.00       425.2       781.4     10.3x        9.3x        8.4x         8.7x

                 --------------------------------------------------------------------------------------------------------
                 HIGH                                                         13.6x        11.9x       13.5x       11.2x
                 HARMONIC MEAN(4)                                             10.8x        9.7x        9.3x         6.3x
                 LOW                                                           9.6x        7.6x        6.9x         4.5x
                 --------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
HIGH                                                                          13.6x        11.9x       13.5x       11.2x
HARMONIC MEAN(4)                                                              10.6x        9.5x        9.0x         7.3x
LOW                                                                            9.1x        7.6x        6.9x         4.5x
--------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------
                                       P/FFO(3)                 PRICE /
                                    ------------------------
              COMPANY                    2000P       2001P        BOOK
-------------------------------     -------------  ---------  -------------
OFFICE
------
Brandywine Realty Trust                   6.9x        6.4x        1.1x

Corporate Office Properties               7.4x        6.9x        1.4x

Highwoods Properties Inc                  6.3x        5.9x        1.1x

Keystone Property Trust Corp              7.0x        6.6x        1.1x

Koger Equity Inc                          7.3x        6.7x        1.1x

Mack Cali Realty Corp                     7.7x        7.2x        1.3x

Parkway Properties Inc                    7.7x        6.9x        1.2x

Prime Group Realty Trust                  7.5x        6.9x        1.2x

PS Business Parks                         9.1x        8.3x        1.5x



                 --------------------------------------------------------
                 HIGH                     7.7x        7.2x        1.4x

                 HARMONIC MEAN(4)         7.2x        6.7x        1.2x

                 LOW                      6.3x        5.9x        1.1x

                 --------------------------------------------------------

RETAIL
------
Center Trust                              5.1x        4.9x        0.7x
Kimco Realty Corp                         10.1x       9.2x        1.6x
Kranzco Realty Trust                      4.3x         NA         0.6x
Pan Pacific Retail Properties             8.0x        7.4x        1.1x

                 --------------------------------------------------------
                 HIGH                     10.1x       9.2x        1.6x
                 HARMONIC MEAN(4)         6.1x        6.7x        0.8x
                 LOW                      4.3x        4.9x        0.6x
                 --------------------------------------------------------

-------------------------------------------------------------------------
HIGH                                      10.1x       9.2x        1.6x
HARMONIC MEAN(4)                          6.9x        6.8x        1.1x
LOW                                       4.3x        4.9x        0.6x
-------------------------------------------------------------------------


----------------

(1) Arithmetic mean shown for Price / Book data.
(2) Estimates per Wall Street research, where available.
(3) Estimates per First Call consensus.
(4) Arithmetic mean shown for Price / Book data.


-------------------------------------------------------------------------------
CONFIDENTIAL                                                                  66

-------------------------------------------------------------------------------

HAWAII COMMERCIAL SEGMENT - M&A COMPARABLE TRANSACTIONS ANALYSIS

                                                                                              ($ IN MILLIONS)
----------------------------------------------------------------------------------------------------------------------

                                                                               EQUITY      AGGREGATE
     DATE            DATE                                                     PURCHASE      PURCHASE
   ANNOUNCED       EFFECTIVE                TARGET / ACQUIRER                  PRICE         PRICE        PREMIUM
--------------- -------------- -------------------------------------------  ------------- ------------- --------------
RETAIL
------
    5/29/98         8/6/98      Mid-America Realty Investments                   $87.19       $148.6           3.7%

                                Bradley Real Estate Inc

   11/13/97         6/15/98     Horizon Group, Inc.                             $388.8        $933.5          -1.9%

                                Prime Retail, Inc.

    8/25/97        12/17/97     Arbor Property Trust                            $102.3        $227.2           6.5%

                                Vornado Realty Trust

    3/26/96         8/9/96      DeBartolo Realty Corp.                        $1,490.4      $2,937.4          27.5%

                                Simon Property Group Inc.

   10/30/95         3/15/96     Tucker Properties Corp.                         $105.5        $273.5         -16.9%

                                Bradley Real Estate Inc.

    3/14/95         7/14/95     McArthur/Glen Realty Corp.                      $315.4        $522.1          -1.0%

                                Horizon Outlet Centers Inc.



                 -----------------------------------------------------------------------------------------------------
                 HIGH                                                                                         27.5%

                 HARMONIC MEAN(1)                                                                              3.0%
                 LOW                                                                                         -16.9%
                 -----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------


                                                                                ENTERPRISE VALUE / LTM
     DATE            DATE                                                         ----------------------  EQUITY VALUE/
   ANNOUNCED       EFFECTIVE                TARGET / ACQUIRER                    EBITDA         EBIT         LTM FFO
--------------  --------------  -------------------------------------------   -----------     --------    -------------
RETAIL
------
    5/29/98         8/6/98      Mid-America Realty Investments                      10.5 x        16.3 x        10.1 x

                                Bradley Real Estate Inc

   11/13/97         6/15/98     Horizon Group, Inc.                                  9.6 x        17.3 x         7.8 x

                                Prime Retail, Inc.

    8/25/97        12/17/97     Arbor Property Trust                                12.2 x        15.9 x        10.9 x

                                Vornado Realty Trust

    3/26/96         8/9/96      DeBartolo Realty Corp.                              13.2 x        31.5 x         9.1 x

                                Simon Property Group Inc.

   10/30/95         3/15/96     Tucker Properties Corp.                              9.5 x        15.8 x         6.9 x

                                Bradley Real Estate Inc.

    3/14/95         7/14/95     McArthur/Glen Realty Corp.                          12.2 x        23.4 x        10.3 x

                                Horizon Outlet Centers Inc.



                 -------------------------------------------------------------------------------------------------------
                 HIGH                                                               13.2x         31.5x         10.9x

                 HARMONIC MEAN(1)                                                   11.1x         18.8x          8.9x

                 LOW                                                                 9.5x         15.8x          6.9x
                 -------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------



---------------
(1) Arithmetic mean shown for premia data.


-------------------------------------------------------------------------------
CONFIDENTIAL                                                                  67

                                                                                                                  ($ IN MILLIONS)
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                            EQUITY     AGGREGATE              ENTERPRISE VALUE/LTM
   DATE        DATE                                        PURCHASE     PURCHASE              --------------------   EQUITY VALUE/
 ANNOUNCED   EFFECTIVE        TARGET / ACQUIRER             PRICE        PRICE      PREMIUM    EBITDA       EBIT        LTM FFO
-----------  ---------   -------------------------------  ----------  -----------  ---------  ---------   --------   -------------
OFFICE
------
  9/8/97     10/14/97    Shidler Group-Mid-Atlantic          $170.00     $253.0      NA        18.5 x      24.3 x        4.3 x
                         Royale Investments Inc.
  9/15/97    12/19/97    Beacon Properties Corp.           $3,006.8    $4,040.6     30.8%      24.4 x      35.9 x       23.8 x
                         Equity Office Properties Trust
  4/29/96     9/23/96    Crocker Realty Trust Inc.           $297.9      $532.4     14.8%      15.2 x      20.7 x       19.4 x
                         Highwoods Properties Inc.

             ---------------------------------------------------------------------------------------------------------------------
                 HIGH                                                               30.8%      24.4x       35.9x        23.8x
                 HARMONIC                                                           22.8%      18.7x       25.6x         9.1x
                 MEAN(1)
                 LOW                                                                14.8%      15.2x       20.7x         4.3x
             ---------------------------------------------------------------------------------------------------------------------

REIT LBO/MBO
------------
 12/2/98      6/8/99     Irvine Apartment Communities      $1,542.3    $2,528.6     25.6%      18.3x       23.9x        13.5x
                         TIC Acquisition L.L.C.
  3/4/99    10/15/99     Berkshire Realty Co. Inc.           $574.4    $1,292.8     29.5%      12.6x       14.9x         9.7x
                         Aptco L.L.C.
  4/5/99    11/22/99     SunStone Hotel Investors Inc.       $412.5      $907.9     43.8%      11.0x       19.5x         7.2x
                         SHP Acquisition L.L.C.
  6/7/99      NA         Burnham Pacific Properties Inc.     $459.0    $1,215.0     21.3%      13.1x       19.1x         8.3x
                         Schottenstein Stores Corp.
 9/24/99     2/29/00     Walden Residential Properties Inc.  $715.0    $1,538.1     23.2%      10.0x       17.4x         9.0x
                         Oly Hightop

             ---------------------------------------------------------------------------------------------------------------------
                 HIGH                                                               43.8%      18.3x       23.9x        13.5x
                 HARMONIC                                                           28.7%      12.5x       18.5x         9.1x
                 MEAN(1)


---------------------------------------------------------------------------------
CONFIDENTIAL                                                                   68


                 LOW                                                                21.3%      10.0x       14.9x         7.2x
             ---------------------------------------------------------------------------------------------------------------------


















---------------
(1) Arithmetic mean shown for premia data.

-------------------------------------------------------------------------------
CONFIDENTIAL                                                                 69

                                                                                                                  ($ IN MILLIONS)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   EQUITY    AGGREGATE           ENTERPRISE VALUE/LTM
  DATE       DATE                                                PURCHASE    PURCHASE            -------------------- EQUITY VALUE/
ANNOUNCED  EFFECTIVE       TARGET / ACQUIRER                      PRICE       PRICE     PREMIUM   EBITDA       EBIT      LTM FFO
---------- ---------  -------------------------------           ---------- ----------- --------- ---------   -------- -------------
MULTI-FAMILY/APARTMENT COMMUNITIES
----------------------------------
 7/8/98    10/20/98   Merry Land & Investment Co Inc.            $983.52    $2,024.9     4.2%    13.7 x      20.9 x    8.7 x
                      Equity Residential Properties Trust
 3/9/98     6/3/98    Avalon Properties Inc.                     $946.03    $1,445.5    -2.9%    13.8 x      19.1 x   10.8 x
                      Bay Apartment Communities Inc.
12/2/98     6/8/99    Irvine Apartment Communities               $634.37    $1,554.1    20.5%    12.3 x      16.9 x    6.5 x
                      Irvine Co
12/23/97    5/8/98    Ambassador Apartments, Inc.                 $267.5      $666.0     5.0%    13.9 x      23.2 x   12.7 x
                      Apartment Investment and Management Co.
12/17/97    4/8/98    Oasis Residential, Inc.                     $397.2      $943.1      9.8%   13.4 x      18.5 x    8.5 x
                      Camden Property Trust
 8/28/97   12/23/97   Evans Withycombe Residential, Inc.          $632.2    $1,063.2     18.9%   15.1 x      22.9 x   15.4 x
                      Equity Residential Properties Trust
 8/4/97    12/24/97   Columbus Realty Trust                       $340.9      $567.8      4.5%   16.8 x      26.6 x   14.2 x
                      Post Properties, Inc.
 1/16/97    5/30/97   Wellsford Residential Property Trust        $467.2      $946.4      7.9%   13.0 x      20.4 x    6.4 x
                      Equity Residential Properties Trust
12/16/96    5/15/97   Paragon Group Inc.                          $327.5      $611.4     13.7%   11.5 x      17.7 x   NA
                      Camden Property Trust
 10/1/96   12/31/96   South West Property Trust inc.              $347.8      $560.3     25.5%   13.1 x      13.6 x   11.4 x
                      United Dominion Realty Trust Inc.
 7/18/96    2/12/97   ROC Communities Inc.                        $347.4      $486.9     17.5%   15.2 x      24.6 x   14.0 x
                      Chateau Properties Inc.
10/12/95    3/15/96   Real Estate Investment Trust of California  $189.4      $271.5     21.7%   12.2 x      16.2 x   12.4 x
                      BRE Properties


--------------------------------------------------------------------------------
CONFIDENTIAL                                                                  70



HAWAII COMMERCIAL SEGMENT - M&A COMPARABLE TRANSACTIONS ANALYSIS (CONT.)

                                                                                                                  ($ IN MILLIONS)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   EQUITY    AGGREGATE           ENTERPRISE VALUE/LTM
  DATE       DATE                                                PURCHASE    PURCHASE            -------------------- EQUITY VALUE/
ANNOUNCED  EFFECTIVE      TARGET / ACQUIRER                       PRICE       PRICE     PREMIUM   EBITDA       EBIT      LTM FFO
---------- --------- -----------------------------------------  ---------- ----------- --------- ---------   -------- -------------
MULTI-FAMILY/APARTMENT COMMUNITIES (CONT.)
------------------------------------------
 2/27/95    6/29/95  America First Real Estate Investment Trust  $54.9        $101.8     40.8%   15.6 x      31.5 x   14.0 x
                     Mid-America Apartment Communities Inc.
 8/3/94    12/13/94  Holly Residential Properties Inc.          $119.8        $243.1     29.0%   13.4 x      18.9 x   11.6 x
                     Wellsford Residential Property Trust
12/7/94     3/23/95  Security Capital Pacific Trust             $138.7        $232.2     -0.8%    2.9 x       4.0 x    2.1 x
                     Property Trust of America

          -------------------------------------------------------------------------------------------------------------------------
              HIGH                                                                       40.8%   16.8x       31.5x    15.4x
              HARMONIC                                                                   14.4%   11.0x       15.7x     8.1x
              MEAN(1)
              LOW                                                                        -2.9%    2.9x        4.0x     2.1x
          -------------------------------------------------------------------------------------------------------------------------

OTHER
-----
 6/17/94   9/30/94   Health Equity Properties Inc.              $160.6        $177.1     13.8%    8.6 x      12.6 x    9.0 x
                     Omega Healthcare Investors Inc.
 4/26/95   6/19/96   Copley Properties Inc.                      $47.2        $101.9    127.3%   11.8 x      20.1 x   10.1 x
                     EastGroup Properties
10/31/96    7/1/97   Bay Meadows/California Jockey Club         $190.2        $181.8     66.0%   18.5 x      22.5 x   19.3 x
                     Patriot American Hospitality Inc.

          -------------------------------------------------------------------------------------------------------------------------
              HIGH                                                                      127.3%   18.5x       22.5x    19.3x
              HARMONIC MEAN(1)                                                           69.0%   11.7x       17.3x    11.4x
              LOW                                                                        13.8%    8.6x       12.6x     9.0x
          -------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================
HIGH                                                                                    127.3%   24.4x       35.9x    23.8x
HARMONIC MEAN(1)                                                                         20.3%   11.7x       17.4x     8.8x
LOW                                                                                     -16.9%    2.9x        4.0x     2.1x
===================================================================================================================================


-------------------------------------------------------------------------------
CONFIDENTIAL                                                                 71

----------------
(1) Arithmetic mean shown for premia data.


-------------------------------------------------------------------------------
CONFIDENTIAL                                                                 72

HAWAII COMMERCIAL SEGMENT - SUMMARY VALUATION

                                                                                                                 ($ IN MILLIONS)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                         RELEVANT    ENTERPRISE VALUE/RELEVANT EBITDA MULTIPLE           ENTERPRISE VALUE
                                         SEGMENT     -----------------------------------------  --------------------------------
                                          EBITDA        LOW           MEAN            HIGH         LOW        MEAN        HIGH
                                         --------    ---------    -----------      -----------  ---------   --------    --------
DISCOUNTED CASH FLOW ANALYSIS(1) (2)       $11.7       11.0x          11.9x          12.9x       $127.7      $138.5      $150.1

COMPARABLE COMPANY ANALYSIS(2)             $11.7        7.6x          9.5x           11.9x        $88.6      $110.7      $138.7

M&A COMPARABLE TRANSACTION ANALYSIS(3)     $11.8        8.6x          11.7x          18.5x       $101.1      $137.5      $217.4








------------------
(1) Assuming discount rates of 11.0%, 12.0% and 13.0% and 2004P Adjusted NOI exit multiples of 9.5x, 10.0x and 10.5x.
(2)  Enterprise Value based on 2000P EBITDA.
(3) Enterprise Value based upon LTM EBITDA and LTM EBITDA Multiples. Excludes EBITDA multiples from Beacon Properties (24.4x) and Security Capital acquisitions (2.9x).


-------------------------------------------------------------------------------
CONFIDENTIAL                                                                 73

HAWAII COMMERCIAL SEGMENT - IMPLIED VALUE MATRIX

                                                                                                               ($ IN MILLIONS)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                  INDICATIVE VALUE RANGE         COMPARABLE     COMPARABLE
                                                               -----------------------------      COMPANIES     TRANSACTIONS
                                                                $110.0    $115.0     $120.0         RANGE          RANGE
                                                               --------  --------  ---------    ------------   ---------------
Indicative Value Multiple
1999 EBITDA                                           $11.8      9.4x      9.8x      10.2x       9.3x-12.8x     8.6x-18.5x
2000E EBITDA                                          $11.7      9.4x      9.9x      10.3x       8.6x-11.5x         NA
2001E EBITDA                                          $14.0      7.9x      8.2x       8.6x        7.7x-10.8x        NA

Indicative Value Multiple
1999 EBIT                                              $7.9      13.8x    14.5x      15.1x      13.5x-32.6x    12.6x-31.5x
2000E EBIT                                             $7.3      15.1x    15.8x      16.5x      10.8x-23.4x         NA
2001E EBIT                                             $9.2      11.9x    12.5x      13.0x       9.8x-19.4x         NA

Indicative Value Multiple
1999 Adjusted NOI(3)                                  $11.0     10.0x     10.5x      11.0x           NA             NA
2000E Adjusted NOI(3)                                 $10.9     10.1x     10.6x      11.1x           NA             NA
2001E Adjusted NOI(3)                                 $13.2      8.4x      8.7x       9.1x           NA             NA

Indicative Value / Real Estate & PPE of Segment(2)   $211.7      0.5x      0.5x       0.6x       0.7x-1.5x          NA

------------------------------------------------------------------------------------------------------------------------------








--------------
(1) Ranges derived from Hawaii Commercial Segment Comparable Companies Analysis and Comparable Transaction Analysis, as applicable, excluding outliers.
(2)  Book value as of December 31, 1999.
(3) Adjusted NOI based on the respective years EBITDA less $0.8 million in maintenance capex


-------------------------------------------------------------------------------
CONFIDENTIAL                                                                 74

SECTION 5-E
LANA'I SEGMENT

LANA'I SEGMENT - OVERVIEW

-------------------------------------------------------------------------------------------------------
Size of Lana'I                                                         90,500 acres(1)
      Developable Land
         Urban Classified Land                                         3,228 acres(2)
         Rural Classified Land                                         2,397 acres(2)
      Undevelopable Land
         Conservation Classified Land                                  38,197 acres(2)
         Agricultural Classified Land                                  46,678 acres(2)
Sun Ownership                                                          88,000 acres (97%)(1)
         Resort Development
            Koele                                                      632 acres(1)
            Manele Bay                                                 868 acres(1)
         Commercial Properties and Support Services                    113,000 sq. ft.(1)
---------------------------------------------------------------------- --------------------------------

-   Extremely long-term asset with limited near-term cash flows

-   Book value of $230 million reflects historical cost

    - Company has enormously underperformed relative to its expectations at the time development began

- An Appraisal results in a different value for the asset than using a discounted cash flow methodology

    - The Hallstrom Appraisal resulted in a valuation of $160.0 million based upon the most probable price, to a single buyer, which the property should bring in a competitive and open market under all conditions requisite to a fair sale, of which $55.0 million is attributable to undeveloped land and $105.0 million is attributable to Lana'i City properties, hotels and golf course assets, and project districts (surrounding resort development land)

    -     Substantial uncertainty exists as to whether a buyer could be found

-   Approximate value of this asset is therefore difficult to determine

- This asset could be valued as a sale or charitable contribution, which may provide tax benefits to the Company

- The estimated value for Lana'i is between $60 - $160 million. The low end valuation is based upon a discounted cash flow analysis and the high end valuation is based upon the Appraisal.

--------------
(1) Sun 10-K dated March 31, 2000.
(2) Classification by Hawaii State Land Use Commission, per Sun 10-K dated March 31, 2000.


-------------------------------------------------------------------------------
CONFIDENTIAL                                                                 75

- We viewed the Lana'i Segment as one business comprised of the resorts, homebuilding and amenities


RESORTS

- Luxury resorts have attractive profile but also have not generated positive cash flow

-   New marketing relationship with Starwood is not yielding results

- Koele resort is a "Vermont-like" settlement which has been less attractive to Hawaii visitors

-   Management forecasts assume an increase in occupancy rates


-------------------------------------------------------------------------------
CONFIDENTIAL                                                                 76

HOMEBUILDING / LOT SALES

- Value of the homebuilding operations will be derived primarily from the Company's ability to sell its existing homesites at attractive prices

-   Visibility of demand for homebuilding products is extremely low

- Characteristics of home ownership in the Lana'i Resort Segment are attractive to a relatively small demographic segment of the population

    -     Limited amenities other than golf courses and sport shooting

    -     No cultural attractions

    -     Extremely limited shopping

    -     Small airport unable to handle trans-oceanic commercial jets

    - Other than Company employees, few permanent residents to make friends with

- Company has engaged in speculative homebuilding for certain of its single and multifamily homes

- Management is expecting an increase in lot sales aboeve historical results

- A third party interested in acquiring the Lana'i Resort Segment would most likely question the long term viability of a strategy for the island that included the sale of homesites

- Homebuilding operations have been and are projected to be cash flow negative for the near term


-------------------------------------------------------------------------------
CONFIDENTIAL                                                                 77

-------------------------------------------------------------------------------

HOMEBUILDING / LOT SALES (CONT.)

 - Ability to value homebuilding operations as a high-multiple ongoing business is low due to slow velocity of historical unit sales and long term viability of segment

      - Villas at Koele (multifamily units): Sale price range of $500,000 to $1,000,000(1)

      - Luxury single family homes at Koele (completed house and lot): Sale price range of $800,000 to $2,500,000(1)

      - Terraces at Manele Bay (multifamily units): Sale price range of $800,000 to $2,100,000(1)

      - Single family lots at Manele Bay: Sale price range of $650,000 to $3,200,000(1)


(1) Sun 10-K dated December 31, 2000
-------------------------------------------------------------------------------
CONFIDENTIAL                                                                 78

-------------------------------------------------------------------------------

UNENTITLED LAND HOLDINGS

 - Unentitled agricultural landholdings have limited value and development of this land is not planned to occur for several decades, if ever

      - Entitlement process is cumbersome and there is limited assurance that unentitled land can be approved for revenue-generating development

      -     Restrictions exist on fresh water uses

      - Company has been unable to sell existing inventory of home sites; Uncertain if additional lots could also be sold

 - Conservation land holdings have minimal value due to current classification and very limited development potential


-------------------------------------------------------------------------------
CONFIDENTIAL                                                                 79

LANA'I SEGMENT - HISTORICAL AND PROJECTED FINANCIAL RESULTS(1)

REVENUES                                       ($ IN MILLIONS)         EBITDA                                       ($ IN MILLIONS)
-------------------------------------------------------------------    -------------------------------------------------------------
[GRAPH]                                                                [GRAPH]


-------------------------------------------------------------------    -------------------------------------------------------------
UNLEVERAGED FREE CASH FLOW(2)                 ($ IN MILLIONS)          DEVELOPMENT & CAPITAL EXPENDITURES           ($ IN MILLIONS)
-------------------------------------------------------------------    -------------------------------------------------------------
[GRAPH]                                                                [GRAPH]


-------------------------------------------------------------------    -------------------------------------------------------------

------------------
(1) Source: Sun Management's historical segment financial data and projections, prepared in October 1999. 1999 data is estimated, since Management does not update its model until the next year's projections are prepared.
(2)  Assumes tax rate of 36%.

--------------------------------------------------------------------------------
CONFIDENTIAL                                                                  80

LANA'I SEGMENT - DISCOUNTED CASH FLOW ANALYSIS (1)

                                                                                                                    ($ IN MILLIONS)
------------------------------------------------------------------------------------------------------------------------------------
                                          1998A         1999E          2000P         2001P         2002P         2003P        2004P
                                         -------       -------        -------       -------       -------       -------      -------
Revenues                                  $72.5         $76.2          $87.0         $89.2         $91.9         $94.7        $97.5
% GROWTH                                   28.7%          5.1%          14.2%          2.6%          3.0%          3.0%         3.0%
EBITDA                                    ($3.2)        ($2.6)          $1.4          $1.6          $2.0          $2.5         $3.1
% MARGIN                                   (4.4%)       (3.4%)           1.7%          1.7%          2.1%          2.7%         3.2%
% GROWTH                                   NA            NM             NM             8.3%         25.7%         30.2%        22.9%
Depreciation & amortization                $8.2          $7.4           $7.0          $7.0          $7.1          $7.1         $7.2
EBIT                                      (11.4)        (10.0)          (5.6)         (5.4)         (5.1)         (4.6)        (4.1)
Taxes @ 36.0%                               4.1           3.6            2.0           2.0           1.8           1.7          1.5
                                         -------       -------        -------       -------       -------       -------      -------
Unleveraged net income                    ($7.3)        ($6.4)         ($3.6)        ($3.5)        ($3.3)        ($2.9)       ($2.6)

Plus: Dep. & Amort.                        $8.2          $7.4           $7.0          $7.0          $7.1          $7.1         $7.2
Plus:  Cost of sales                       14.4          15.8           19.5          19.5          19.9          20.3         20.8
Less:  Development Expenditures           (16.4)        (15.2)         (14.2)        (18.9)        (17.6)        (12.6)        (9.7)
Less:  Capital expenditures                (4.2)         (5.1)         (10.0)        (10.1)         (6.0)         (5.0)        (5.0)
Change in working capital                  (0.3)          0.0            0.0           0.0           0.0           0.0          0.0
                                         -------       -------        -------       -------       -------       -------      -------
Unleveraged free cash flow                ($5.6)        ($3.5)         ($1.3)        ($6.1)         $0.1          $7.0        $10.7
                                         =======       =======        =======       =======       =======       =======      =======

----------------
(1) Projections based on Sun Management projections dated October 1999, and assumes a 36.0% tax rate.
--------------------------------------------------------------------------------
CONFIDENTIAL                                                                  81

LANA'I SEGMENT - APPRAISAL VALUE

BEAR STEARNS OBTAINED A LIMITED REAL ESTATE APPRAISAL FROM THE HALLSTROM GROUP FOR THE ISLAND OF LANA'I. (SEE APPENDIX D)

//   The Island of Lana'i Appraisal conclusions

    - The Hallstrom Appraisal resulted in a valuation of $160.0 million based upon the most probable price, to a single buyer, which the property should bring in a competitive and open market under all conditions requisite to a fair sale, of which $55.0 million is attributable to undeveloped land and $105.0 million is attributable to Lana'i City properties, hotels and golf course assets, and project districts (surrounding resort development land)

    - Hallstrom acknowledges "the developed holdings to be currently underperforming relative to their cost or intrinsic real estate value; however, our limited appraisal estimates market value based on underlying asset value"

--------------------------------------------------------------------------------
CONFIDENTIAL                                                                  82

LANA'I SEGMENT - REVIEW OF SELECT NON-ECONOMIC TRANSACTIONS

THERE HAVE BEEN A FEW LARGE LAND ACQUISITIONS BY GOVERNMENT AND CHARITABLE ORGANIZATIONS THAT TIE TO ENVIRONMENTAL RATHER THAN ANY ECONOMIC VALUE. DUE TO THE UNIQUENESS OF SUCH TRANSACTIONS AND SITUATIONS, TRADITIONAL VALUATION TECHNIQUES CANNOT BE EMPLOYED. HOWEVER, WHILE NO SUCH OPPORTUNITY CURRENTLY EXISTS IT IS CONCEIVABLE THAT A GOVERNMENTAL OR ENVIRONMENTAL ENTITY MAY HAVE AN INTEREST IN ACQUIRING THE ISLAND OF LANA'I. IN ADDITION, THERE IS A POTENTIAL TROPHY PREMIUM TO UNIQUE PROPERTIES SUCH AS THESE.

                                                                                                                   ($ IN MILLIONS)
-----------------------------------------------------------------------------------------------------------------------------------
  DATE         PROPERTY NAME      ACRES     PRICE                    BUYER                DESCRIPTION OF THE PROPERTY/TRANSACTION
--------- --------------------- --------- --------- ------------------------------------ ------------------------------------------
5/00       Palmyra Island         15,000    $37.0    The Nature Conservancy               An island 1,000 miles south of Hawaii.
                                                                                          Home to migrating birds. 15,000 acres
                                                                                          is composed of 680 acres of dry land
                                                                                          on 52 islands and 14,320 acres of coral
                                                                                          reef.

2/00       Headwaters Forest      10,000   $480.0    State and Federal Government         The owner, Pacific Lumber, rejected the
                                                                                          deal.  Headwaters Forest is an old
                                                                                          redwood forest located in Humboldt County

2/00       Sterling Forest         2,200     $9.5    State and Environmental Trusts       Land adjacent to state park and has a
                                                                                          conference center and limited
                                                                                          infrastructure.  The vast majority of the
                                                                                          land is developed.

3/98       Sterling Forest        15,800    $55.0    Charity groups, State and Federal    Located 40 miles northwest of New York
                                                     Government                           City,  it was acquired to protect a
                                                                                          watershed for the reservoir system
                                                                                          which provides water to two million
                                                                                          people in northern New Jersey.

9/94       Hamakua Sugar          29,883    $21.0    Kamehameha Schools                   Located on the island of Hawaii.  Land
           Company Lands                                                                  was classified as conservation,
                                                                                          agriculture and urban, the vast majority
                                                                                          being agriculture.
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONFIDENTIAL                                                                  83

LANA'I SEGMENT - DISCOUNTED CASH FLOW ANALYSIS (CONT.) (1)

   ENTERPRISE VALUE BASED ON 2004P UNLEVERAGED FREE CASH FLOW EXIT MULTIPLES AND DISCOUNT RATES                   ($ IN MILLIONS)
   --------------------------------------------------------------------------------------------------------------------------------
                                                                         DISCOUNT RATE
                                        ----------------------------------------------------------------------------------
                                          11.00%            11.50%            12.00%           12.50%            13.00%
                                        ------------     -----------        ----------       -----------       -----------
                         5.0x              $36.7             $35.8             $34.9            $34.1             $33.3
        2004P EXIT       5.5x               39.9              38.9              38.0             37.1              36.2
          MULTIPLE       6.0x               43.0              42.0              41.0             40.0              39.1
                         6.5x               46.2              45.1              44.0             43.0              42.0
                         7.0x               49.4              48.2              47.1             46.0              44.9

   --------------------------------------------------------------------------------------------------------------------------------


----------------------
(1) DCF based upon Sun Management projections dated October 1999.

--------------------------------------------------------------------------------
CONFIDENTIAL                                                                  84

LANA'I SEGMENT- COMPARABLE COMPANIES ANALYSIS

                                                                                            ($ IN MILLIONS, EXCEPT PER SHARE DATA)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            ENTERPRISE VALUE / EBITDA                       P/E
                                  STOCK PRICE     EQUITY    ENTERPRISE  --------------------------------     --------------------
              COMPANY               5/12/00       VALUE       VALUE        LTM        2000P       2001P         LTM        2000P
--------------------------------  ------------  ---------  -----------  --------    ---------   ---------    ---------    -------
Choice Hotels                         $12.56      $677.1    $1,058.3      10.4x        9.5x        8.8x        12.2x       10.8x
Four Season Hotels                     54.75     1,866.7     1,603.0      24.3x       16.4x       13.9x        32.0x       29.1x
Hilton Hotels                           8.06     2,957.3     8,048.9       7.4x        6.5x        6.1x        13.9x       12.2x
Marriott Intl Inc                      34.75     8,837.1     9,887.0      11.1x        9.5x        8.4x        21.7x       18.6x
Prime Hospitality                       8.44       402.4       944.2       5.3x        5.7x        5.9x         8.0x        7.3x
Starwood Hotels &Resorts               28.06     5,350.7    10,925.0       8.2x        7.1x        6.7x        18.2x       15.1x


----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM                                                                   24.3x       16.4x       13.9x        32.0x       29.1x
HARMONIC MEAN(1)                                                           8.9x        8.1x        7.6x        14.6x       12.9x
MINIMUM                                                                    5.3x        5.7x        5.9x         8.0x        7.3x
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------


                                                 PRICE /
              COMPANY                2001P        BOOK
--------------------------------    -------     --------
Choice Hotels                         9.7x       10.3x
Four Season Hotels                   24.3x          NA
Hilton Hotels                        10.8x        2.1x
Marriott Intl Inc                    16.1x        3.1x
Prime Hospitality                     6.6x        0.6x
Starwood Hotels &Resorts             12.9x        1.5x



-------------------------------------------------------
MAXIMUM                              24.3x       10.3x
HARMONIC MEAN(1)                     11.4x        1.6x
MINIMUM                               6.6x        0.6x
-------------------------------------------------------


-------------------------------------------------------

------------------
(1) Arithmetic mean shown for Price / Book data.


--------------------------------------------------------------------------------
CONFIDENTIAL                                                                  85

1                                                                   PROJECT SUN
-------------------------------------------------------------------------------

LANA'I SEGMENT - M&A COMPARABLE TRANSACTIONS ANALYSIS

                                                                                                                     ($ IN MILLIONS)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        EQUITY VALUE
                                                              EQUITY    AGGREGATE              ENTERPRISE VALUE / LTM   ------------
   DATE        DATE                                          PURCHASE    PURCHASE              ----------------------       LTM
 ANNOUNCED   EFFECTIVE              TARGET / ACQUIRER         PRICE       PRICE     PREMIUM      EBITDA        EBIT     NET INCOME
---------- -----------  ---------------------------------- ----------- ----------- ---------- -------------  ---------- ------------
 09/07/99    12/02/99   Promus Hotel Corp /                  $3,126.6    $4,086.9     49.9%         9.7x        12.0x       17.0x
                        Hilton Hotels
 02/18/97    03/29/97   Renaissance Hotel Group /              $956.6    $1,010.1     17.1%        14.9x        16.8x       26.6x
                        Marriott International
 04/14/97    12/31/97   Wyndham Hotel Corp. /                $1,126.2    $1,256.9     30.1%        32.6x        42.6x       45.9x
                        Patriot American Hospitality Inc.
 09/03/97    12/18/97   Doubletree /                         $1,655.5    $2,152.3      NM          11.4x        15.4x       25.7x
                        Promus Hotel Corp
 09/09/97     1/5/98    Westin Hotels /                        $782.1    $1,812.1      NM          15.6x        26.2x       34.3x
                        Starwood Lodging Trust
 10/20/97     2/24/98   ITT Corp /                           $9,956.6   $14,600.6     35.2%        15.3x        22.4x       24.5x
                        Starwood Lodging Trust
 12/02/97    04/02/98   Interstate Hotels Corp /             $1,351.7    $2,112.4     23.5%        12.2x        16.5x       30.8x
                        Patriot American Hospitality Inc.
 08/28/96    11/08/96   Red Lion Hotels, Inc. /                $979.5    $1,174.1     32.1%        15.8x        21.0x       29.9x
                        Doubletree Corp.
 02/21/98    03/27/98   Inter-Continental /                  $1,395.0    $2,889.0      NM          16.1x        20.1x       12.6x
                        Bass PLC

                        ------------------------------------------------------------------------------------------------------------
                        HIGH                                                          49.9%        32.6X        42.6X       45.9X
                        HARMONIC MEAN(1)                                              31.3%        14.4X        19.1X       24.2X
                        LOW                                                           17.1%         9.7X        12.0X       12.6X
                        ------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


-------------
(1)  Arithmetic mean shown for premia data

--------------------------------------------------------------------------------
CONFIDENTIAL                                                                  86

1                                                                   PROJECT SUN
-------------------------------------------------------------------------------


LANA'I SEGMENT - SUMMARY VALUATION

-----------------------------------------------------------------------------------------------------------------------------------
                                          RELEVANT   ENTERPRISE VALUE/RELEVANT EBITDA MULTIPLE           ENTERPRISE VALUE
                                          SEGMENT    -----------------------------------------  -----------------------------------
                                           EBITDA         LOW         MEAN         HIGH             LOW        MEAN       HIGH
                                          --------   -----------    ---------    --------       ----------  ---------   ---------
DISCOUNTED CASH FLOW ANALYSIS(1) (2)         $1.4        23.2x        28.6x       34.4x            $33.3      $41.0       $49.4

COMPARABLE COMPANY ANALYSIS(2)               $1.4         5.7x        8.1x        16.4x            $8.2       $11.6       $23.6

M&A COMPARABLE TRANSACTION ANALYSIS(3)      ($2.6)        9.7x        14.4x       32.6x             NM          NM         NM

REAL ESTATE APPRAISAL(4)                                                                                                  $160

-----------------------------------------------------------------------------------------------------------------------------------





------------------
(1) Assuming discount rate of 11.0%, 12.0% and 13.0% and a 2004P Unleveraged Free Cash Flow exit multiple of 5.0x, 6.0x and 7.0x.
(2)  Enterprise Value based on 2000P EBITDA.
(3)  Enterprise Value based upon LTM EBITDA and LTM EBITDA Multiples.
(4)  The Hallstrom Group issued an opinion letter, dated May 18, 2000.


--------------------------------------------------------------------------------
CONFIDENTIAL                                                                  87

1                                                      -------------------------

SECTION 6
FINANCING CONDITIONS OF THE
FLEXI-VAN OFFER

1                                                                   PROJECT SUN
-------------------------------------------------------------------------------

FINANCING CONDITIONS OF THE FLEXI-VAN OFFER

-   Flexi-Van offer is conditioned upon obtaining financing for the Transaction

- Deutsche Bank Securities Inc. issued a highly confidential letter that Flexi-Van can raise the necessary funds

    - Deutsche Bank Securities Inc.'s commitment is conditioned upon a number of factors including market conditions, and there is no guarantee that Flexi-Van will indeed obtain necessary funds

    - Deutsche Bank Securities Inc. has provided a draft commitment letter dated May 19, 2000, but it has not yet been executed

- There is no public information on Flexi-Van, but we understand from the Special Committee that David Murdock and Flexi-Van have the resources to complete the Transaction

- As part of the work done to evaluate the feasibility of the offer, we need to do due diligence on the bidder and become confident of its ability to close with financing

    - Based on discussions with and at the Special Committee's request, Bear Stearns has not performed any due diligence on Flexi-Van

--------------------------------------------------------------------------------
CONFIDENTIAL                                                                  88

1                                                      -------------------------

APPENDICES

1                                                      -------------------------

APPENDIX A
PROPERTY LIST

PROPERTY LIST

RESIDENTIAL PROPERTIES

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                    Price Points             Amt        Amt        Designated
       Property                   Loc.    Units      ($000's)    Acres    Entitled   Unentitled     Land Use
-----------------------------    -----   ------     ----------  -------  ----------  ---------- ----------------
HAWAII
-----------------------------
  Mililani Mauka                 Oahu     2,484       120-440      542       542          --           Urban
  Royal Kunia                    Oahu       914       220-350      186       186          --           Urban
  Lalea                          Oahu        16       220-320        2         2          --           Urban
  Mililani Mauka 110Acre Site    Oahu        --            NA      110        --         110           Urban
  Na Pu'u Nani                   Oahu       640            NA      255       255          --           Urban
  Kipapa Gulch                   Oahu        --            NM    1,600        --       1,600    Agricultural
  Koa Ridge Mauka                Oahu        --            NM      640        --         640    Agricultural
  Koa Ridge Makai                Oahu        --            NM      570        --         570    Agricultural
  Waiawa                         Oahu        --            NM      418        --         418    Agricultural
  Waipio West                    Oahu        --            NM      270        --         270    Agricultural
  Mililani South                 Oahu        --            NM      610        --         610    Agricultural
  Whitmore                       Oahu        --            NM      295        --         295    Agricultural
  Waipio Forest/Other            Oahu        --            NM    5,520        --       5,520    Conservation
                                         ------                 ------   -------     -------
TOTAL HAWAII                              4,054                 11,018       985      10,033
                                         ------                 ------   -------     -------
                                         ------                 ------   -------     -------
                                                    Price Points             Amt        Amt        Designated
       Property                   Loc.    Units      ($000's)    Acres    Entitled   Unentitled     Land Use
-----------------------------   ------   ------     ----------  -------  ----------  ---------- ----------------
MAINLAND
----------------------------
BAKERSFIELD
  Seven Oaks                      CA      1,757        26-300    1,079     1,079          --     Residential
  Silver Creek                    CA        260         16-22      128       128          --     Residential
  Brimhall                        CA        295         19-80      167       167          --     Residential
  Haggin Oaks                     CA          1            NA        1         1          --     Residential
  Campus Park                     CA        129            NA       23        23          --     Residential
  Mission Oaks                    CA        340            NA       61        61          --     Residential
  Renfro                          CA        327            NA       81        81          --     Residential
  Ming & Gosford                  CA         --            NA       31        31          --     Residential
  Brimhall bulk land              CA         --            NA      683       683          --     Residential
  Brimhall freeway alignment      CA         --            NA      100       100          --     Residential
                                         ------                 ------   -------
                                          3,109                  2,354     2,354
                                         ------                 ------   -------

OTHER CALIFORNIA
  Saddle Creek                    CA      1,059        50-250      668       668          --     Residential
----------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
CONFIDENTIAL                                                                 89

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                    Price Points             Amt        Amt        Designated
       Property                   Loc.    Units      ($000's)    Acres    Entitled   Unentitled     Land Use
-----------------------------    -----   ------     ----------  -------  ----------  ---------- ----------------
OTHER CALIFORNIA (CONTINUED)
  Saddle Creek Golf Course        CA         --            NA      198        NA          NA     Golf Course
  Atascadero                      CA          3            NA       11        11          --     Residential
  Mountaingate                    CA         --            NA      282        --         282     Residential
  San Jose                        CA         --            NA    2,210        --       2,210      Open Space
  Coyote Creek Golf Courses       CA         --            NA      298        --          NA     Golf Course
                                         ------                 ------   -------     -------
                                          1,062                  3,667       679       2,492
                                         ------                 ------   -------     -------

ORLANDO, FLORIDA
  Keene's Pointe                  FL        400         14-65      250       250          --     Residential
  Keene's Pointe Golf Course      FL         NA            NA      240        NA          NA     Golf Course
                                         ------                 ------   -------
                                                                   490       250
                                                                ------   -------

ARIZONA
  Winterhaven                     AZ        956         14-65      321       321          --     Residential
  Sierra Vista Other              AZ         47         14-65      686       686          --     Residential
  Pueblo del Sol Golf Course      AZ         NA            NA      164        NA          NA     Golf Course
  40 Acre Parcels - Cochise       AZ         --            NA      366         0         366      Open Space
  Unentitled - Sierra Vista       AZ         --            NA    2,680         0       2,680      Open Space
                                         ------                 ------   -------     -------
                                          1,003                  4,217     1,007       3,046
                                         ------                 ------   -------     -------
TOTAL MAINLAND                            5,574                 10,728     4,290       5,538
                                         ------                 ------   -------     -------
                                         ------                 ------   -------     -------
--------------------------------------------------------------------------------------------------------------

COMMERCIAL PROPERTIES

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
              Property                       Location           Sq. Ft.    Acres        Designated Land Use
-----------------------------------    --------------------     ---------  --------   ------------------------
HAWAII
-----------------------------------
OPERATING PROPERTY
  Verifone Office Building             Mililani, HI                29,000          4                   Office
  Leilehua Building                    Mililani, HI                21,000         --                   Office
  925 Dillingham Office Building       Honolulu, HI                55,000          3                   Office
  801 Dillingham Office Building       Honolulu, HI                46,000          2                   Office
  Home Depot - Iwilei                  Honolulu, HI               136,000          9                   Retail
  Dole Center                          Honolulu, HI               820,000         17            Office/Retail
  Dole Plantation Retail Visitor
    Center                             Wahiawa, HI                 11,000          7             Agricultural
  Town Center of Mililani              Mililani, HI               442,000         41                   Retail
                                                                ---------  ---------
                                                                1,560,000         83
                                                                ---------  ---------
--------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
CONFIDENTIAL                                                                 90

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
              Property                       Location           Sq. Ft.    Acres        Designated Land Use
---------------------------------      ---------------------   ---------- ---------- -------------------------
UNDEVELOPED LANDHOLDINGS (CONT.)
  Mililani Mauka Commercial            Mililani, HI                               24                    Urban
  Mililani Technology Park             Mililani, HI                              226                    Urban
  Pine Spur                            Wahiawa, HI                               163             Agricultural
  Dole Plantation                      Wahiawa, HI                               243             Agricultural
  Other Iwilei                         Honolulu, HI                               14                    Urban
                                                                          ----------
                                                                                 670
                                                                          ----------

TOTAL HAWAII                                                    1,560,000        753
                                                                --------- ----------
MAINLAND
---------------------------------
OPERATING PROPERTY
  Ming Avenue Office Building          Bakersfield, CA            214,000         19                   Office
  One Riverwalk Office Building        Bakersfield, CA             73,000          5                   Office
  The Marketplace Shopping Center      Bakersfield, CA            300,000         33                   Retail
  Schirra Court Industrial Warehouse   Bakersfield, CA            150,000          8               Industrial
  Harvel Warehouse                     Bakersfield, CA            100,000          8               Industrial
  Premier Plaza Office Buildings       Atlanta, GA                188,000          8                   Office
  Landmark Center Office Buildings     Raleigh, NC                166,000          7                   Office
  Horizon at Six Forks Office          Raleigh, NC                109,050         12                   Office
  Buildings
  Falls of the Neuse Office Building   Raleigh, NC                173,000         10                   Office
  Regents Center Office Buildings      Tempe, AZ                  105,000          9                   Office
  One Norman Square Apartments         Cornelius, NC                              22             Multi Family
  C&C Carrier Hotels                   Orlando, FL                                 9               Industrial
  Prime Outlets                        Lake Elsinore, CA          368,000         43                   Retail
  Kirby Canyon                         San Jose, CA                              760                 Landfill
                                                                --------- ----------
                                                                1,946,050        953

UNDEVELOPED LANDHOLDINGS
  Stockdale Industrial Park            Bakersfield, CA                           310               Industrial
  Gateway Industrial Park              Bakersfield, CA                            71               Industrial
  Silver Creek Commercial              Bakersfield, CA                            34               Commercial
  Stockdale Highway                    Bakersfield, CA                            74               Commercial
  Highway 99 @ Bear Mountain           Bakersfield, CA                            42               Commercial
  SRP Project                          Tempe, AZ                                  15               Industrial
  Camarillo                            Camarillo, CA                               5               Commercial
--------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
CONFIDENTIAL                                                                 91

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
              Property                       Location           Sq. Ft.    Acres        Designated Land Use
---------------------------------      ---------------------   ---------- ---------- -------------------------
UNDEVELOPED LANDHOLDINGS (CONT.)
  Paso Robles                          Paso Robles, CA                             9               Commercial
  Lindero Canyon                       Westlake Village, CA                       20               Commercial
  Lake Elsinore                        Lake Elsinore, CA                          84               Commercial
  Lake Elsinore Open Space             Lake Elsinore, CA                         122               Open Space
  Mountaingate                         Los Angeles, CA                            67                 Landfill
                                                                          ----------
                                                                                 853
                                                                          ----------

TOTAL MAINLAND                                                  1,946,050      1,806
                                                                --------- ----------

TOTAL COMMERCIAL                                                3,506,050      2,559
                                                                --------- ----------
                                                                --------- ----------
--------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
CONFIDENTIAL                                                                 92

LANA'I
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                                DESCRIPTION
                                 ----------------------------------------------
RESORTS
------------------------------

     The Manele Bay Hotel        Opened in 1991, this 249-room luxury oceanfront
                                 resort features a 12,000 sq. ft. conference center, tennis and pro shop, spa, three restaurants, retail shop, salon, and Nicklaus designed championship golf course, with clubhouse, retail shop, and restaurant. This resort was; ranked #38 in 1999 Conde Nast
                                 Traveler's Gold List of "Best Places to Stay in the Whole World."

     The Lodge at Koele          Opened in 1990, this 102-room luxury hotel in
                                 the wooded highlands includes tennis, stables, fitness center, two restaurants, retail shop, and gardens, as well as a Greg Norman-designed championship golf course, with clubhouse, pro shop, and restaurant. This resort was ranked
                                 #4 in the world in 1999 Conde Nast Traveler
                                 Reader's Choice Poll for "50 Best Gold
                                 Resorts."

RESORT DEVELOPMENTS
------------------------------

     The Koele Project           Luxury vacation home project; 88 proposed multi
                                 family units on 18.5 acres, and 255 proposed single family units on 138 acres

     Villas at Koele             Multi family units, 1,360 to 2,660 sq. ft.,
                                 from $500,000 to $1,000,000; 11 closings from
                                 12/94 to 12/99, three completed unsold units, and four units under construction

     Manele Bay Project          94 proposed multi family units on 33.4 acres
                                 and 166 proposed single family home sites on
                                 145 acres; Single family lots from $650,000 to
                                 $3,200,000

     Terraces at Manele Bay      Multi family units, 1,560 to 3,200 sq. ft.,
                                 from $800,000 to $2,100,000; 3 closings of
                                 single family homesites and 18 closings of Terrace units from 12/96 to 12/99

OTHER PROJECTS
------------------------------

     Lana'i City Residential     250 proposed single family, plantation style
                                 homes; 780 to 1,344 sq. ft., from $115,000 to
     Real Estate Project         $260,000; 37 plantation style homes completed,
                                 26 sales closed and 5 sales under contract as of 12/31/99

COMMERCIAL PROPERTIES AND        113,000 sq. ft. of improved commercial lease
SUPPORT SERVICES                 space within Lana'i City; water company to
------------------------------   provide water services; motor vehicles used to
                                 transport resort guests and employees
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
CONFIDENTIAL                                                                 93

APPENDIX B
WEIGHTED AVERAGE COST OF CAPITAL

COMPARABLE COMPANIES AFTER-TAX COST OF CAPITAL

==================================================================================================================================

                                                 LEVERED       NET        EQUITY       DEBT/                 UNLEVERED     TOTAL
           HOME BUILDERS              TICKER     BETA (1)      DEBT     VALUE (2)     EQUITY      TAX RATE      BETA        CAP
----------------------------------- ----------- ----------- ----------- ----------- ------------ ----------- ----------- ---------
Schuler Homes Inc                   SHLR            0.27     $236.8      $118.0       201%          36.0%        0.12     $354.8
Pulte Corp                          PHM             0.85      739.9       991.5        75%          36.0%        0.58    1,731.4
D R Horton Inc                      DHI             1.12    1,236.1       889.7       139%          36.0%        0.59    2,125.8
Standard Pacific Cp                 SPF             0.83      335.7       320.9       105%          36.0%        0.50      656.5
Kaufman & Broad Home Corp           KBH             1.14    1,251.6       792.5       158%          36.0%        0.57    2,044.1
Beazer Homes Usa Inc                BZH             0.72      273.5       179.0       153%          36.0%        0.36      452.5
Centex Corp                         CTX             0.93    1,806.6     1,435.0       126%          36.0%        0.52    3,241.6
Webb (Del E) Corp                   WBB             0.77    1,092.3       271.5       402%          36.0%        0.22    1,363.8
Lennar Corp                         LEN             1.17      750.2       921.9        81%          36.0%        0.77    1,672.1
Toll Brothers Inc                   TOL             0.73      741.9       797.2        93%          36.0%        0.46    1,539.1

LAND DEVELOPMENT
Catellus Development Corp           CDX             0.70     $875.6     $1,520.0       58%          36.0%        0.51    $2,395.5
Newhall Land &Farm  -Lp             NHL             0.48      222.8       833.8        27%          36.0%        0.41    1,056.6
Avatar Holdings Inc                 AVTR            0.74      119.5       172.3        69%          36.0%        0.51      291.8

HOME BUILDER & LAND DEVELOPMENT
----------------------------------------------------------------------------------------------------------------------------------
HIGH                                            1.17                                  402.4%                     0.77
75 PERCENTILE                                   0.93                                  152.8%                     0.57
MEAN                                            0.80                                  129.7%                     0.47
25 PERCENTILE                                   0.72                                   74.6%                     0.41
LOW                                             0.27                                   26.7%                     0.12
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

=============================================================

                                                   COST OF
           HOME BUILDERS              WEIGHTED    EQUITY (3)
-----------------------------------  ------------ -----------
Schuler Homes Inc                      $42.0          8.1%
Pulte Corp                             996.0         12.3%
D R Horton Inc                       1,260.3         14.2%
Standard Pacific Cp                    326.4         12.1%
Kaufman & Broad Home Corp            1,158.9         14.4%
Beazer Homes Usa Inc                   164.8         11.3%
Centex Corp                          1,669.5         12.8%
Webb (Del E) Corp                      293.7         11.7%
Lennar Corp                          1,286.4         14.6%
Toll Brothers Inc                      704.1         11.4%

LAND DEVELOPMENT
Catellus Development Corp            $1,225.2        11.2%
Newhall Land &Farm  -Lp                433.1          9.6%
Avatar Holdings Inc                    149.6         11.5%

HOME BUILDER & LAND DEVELOPMENT
-------------------------------------------------------------
HIGH                                                 14.6%
75 PERCENTILE                                        12.8%
MEAN                                     0.51        11.9%
25 PERCENTILE                                        11.3%
LOW                                                   8.1%
-------------------------------------------------------------

-------------------------------------------------------------


------------------
(1)  Source: Bloomberg, May 12, 2000
(2)  Equity Value as of May 12, 2000
(3)  Assumes risk free rate of 6.1% and equity risk premium of 7.25%.


--------------------------------------------------------------------------------
CONFIDENTIAL                                                                  94

==================================================================================================================================

                                                 LEVERED                  EQUITY      DEBT/                 UNLEVERED     TOTAL
       COMMERCIAL REAL ESTATE        TICKER     BETA (1)       DEBT     VALUE (2)     EQUITY    TAX RATE      BETA         CAP
---------------------------------- ----------- ------------ ----------- ----------- ---------- ----------- ------------ ----------
Corp Office Pptys Tr Inc           OFC             0.67      $399.6      $259.4       154%        36.0%        0.34      $659.0
Prime Group Realty Trust           PGE             0.62       799.2       407.0       196%        36.0%        0.27     1,206.1
Ps Business Parks                  PSB             0.52        37.1       805.3         5%        36.0%        0.51       842.4
Keystone Property Trust Corp       KTR             0.47       522.1       212.2       246%        36.0%        0.18       734.3
Brandywine Realty Trust            BDN             0.43       839.6       741.2       113%        36.0%        0.25     1,580.9
Mack Cali Realty Corp              CLI             0.58     1,490.2     1,841.9        81%        36.0%        0.38     3,332.1
Highwoods Properties Inc           HIW             0.57     1,766.1     1,620.8       109%        36.0%        0.34     3,386.9
Koger Equity Inc                   KE              0.56       351.5       509.0        69%        36.0%        0.39       860.5
Parkway Properties Inc             PKY             0.46       301.4        97.1       310%        36.0%        0.15       398.5
Kranzco Realty Trust               KRT             0.51       353.2        97.1       364%        36.0%        0.15       450.3
Kimco Realty Corp                  KIM             0.50     1,249.6     2,487.4        50%        36.0%        0.38     3,737.0
Pan Pac Retail Pptys Inc           PNP             0.55       357.3       425.2        84%        36.0%        0.36       782.5
Center Tr Inc                      CTA             0.69       791.6       192.9       410%        36.0%        0.19       984.5

COMMERCIAL REAL ESTATE
----------------------------------------------------------------------------------------------------------------------------------
High                                               0.69                               410.4%                   0.51
75 Percentile                                      0.58                               246.1%                   0.38
Mean                                               0.49                               241.5%                   0.23
25 Percentile                                      0.50                                80.9%                   0.19
Low                                                0.43                                 4.6%                   0.15
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

===========================================================

                                                 COST OF
       COMMERCIAL REAL ESTATE        WEIGHTED   EQUITY (3)
----------------------------------  ----------- -----------
Corp Office Pptys Tr Inc             $222.3        11.0%
Prime Group Realty Trust              331.4        10.6%
Ps Business Parks                     425.5         9.9%
Keystone Property Trust Corp          134.0         9.5%
Brandywine Realty Trust               394.1         9.2%
Mack Cali Realty Corp               1,273.3        10.3%
Highwoods Properties Inc            1,137.4        10.2%
Koger Equity Inc                      334.2        10.2%
Parkway Properties Inc                 61.4         9.4%
Kranzco Realty Trust                   69.0         9.8%
Kimco Realty Corp                   1,413.9         9.7%
Pan Pac Retail Pptys Inc              279.9        10.1%
Center Tr Inc                         187.3        11.1%

COMMERCIAL REAL ESTATE
------------------------------------------------------------
High                                               11.1%
75 Percentile                                      10.3%
Mean                                    0.33        9.7%
25 Percentile                                       9.7%
Low                                                 9.2%
------------------------------------------------------------

------------------------------------------------------------



--------------------
(1)  Source: Bloomberg, May 12, 2000
(2)  Equity Value as of May 12, 2000
(3)  Assumes risk free rate of 6.1% and equity risk premium of 7.25%.


--------------------------------------------------------------------------------
CONFIDENTIAL                                                                  95

=================================================================================================================================

                                              LEVERED                  EQUITY       DEBT/                 UNLEVERED     TOTAL
              RESORTS              TICKER     BETA (1)      DEBT     VALUE (2)     EQUITY      TAX RATE     BETA         CAP
-------------------------------- ----------- ----------- ----------- ----------- ------------ ----------- ---------- ------------
Starwood Hotels & Resorts        HOT             0.99    $5,549.0    $5,350.7      104%          36.0%        0.60   $10,899.7
Marriott Intl Inc                MAR             1.01     1,614.0     8,837.1       18%          36.0%        0.90    10,451.1
Hilton Hotels Corp               HLT             0.93     5,339.0     2,957.3      181%          36.0%        0.43     8,296.3
Choice Hotels Intl Inc           CHH             0.53       307.4       677.1       45%          36.0%        0.41       984.4
Prime Hospitality Corp           PDQ             1.07       549.0       402.4      136%          36.0%        0.57       951.4
Four Season Hotels               FS              0.96       122.9     1,866.7        7%          36.0%        0.92     1,989.6

RESORTS
---------------------------------------------------------------------------------------------------------------------------------
High                                             1.07                              180.5%                     0.92
75 Percentile                                    1.01                              128.3%                     0.83
Mean                                             0.92                               81.8%                     0.64
25 Percentile                                    0.94                               25.0%                     0.47
Low                                              0.53                                6.6%                     0.41
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

==========================================================

                                                COST OF
              RESORTS              WEIGHTED    EQUITY (3)
--------------------------------  ------------ -----------
Starwood Hotels & Resorts         $6,485.9        13.3%
Marriott Intl Inc                  9,450.9        13.4%
Hilton Hotels Corp                 3,579.6        12.8%
Choice Hotels Intl Inc               404.3         9.9%
Prime Hospitality Corp               543.4        13.9%
Four Season Hotels                 1,832.8        13.1%

RESORTS
----------------------------------------------------------
High                                              13.9%
75 Percentile                                     13.4%
Mean                                  0.66        12.7%
25 Percentile                                     12.9%
Low                                                9.9%
----------------------------------------------------------

----------------------------------------------------------


---------------------
(1)  Source: Bloomberg, May 12, 2000
(2)  Equity Value as of May 12, 2000
(3)  Assumes risk free rate of 6.1% and equity risk premium of 7.25%.


--------------------------------------------------------------------------------
CONFIDENTIAL                                                                  96

SUN'S WEIGHT AVERAGE COST OF CAPITAL

===============================================================================================================================

                                           UNLEVERED                 EQUITY       DEBT/                  LEVERED     COST OF
            SUN SEGMENTS                      BETA        DEBT     VALUE (1)     EQUITY      TAX RATE      BETA     EQUITY (2)
-----------------------------------        ----------- ----------- ----------- ------------ ----------- ----------- -----------
COMMERCIAL
High                                           0.51     $274.5      $317.9        86.3%        36.0%        0.78       11.78%
75 Percentile                                  0.38      274.5       317.9        86.3%        36.0%        0.59       10.36%
Mean                                           0.23      274.5       317.9        86.3%        36.0%        0.35        8.67%
25 Percentile                                  0.19      274.5       317.9        86.3%        36.0%        0.30        8.24%
Low                                            0.15      274.5       317.9        86.3%        36.0%        0.24        7.82%

Weighted                                       0.33     $274.5      $317.9        86.3%        36.0%        0.51        9.82%

HOME BUILDERS & LAND DEVELOPMENT
High                                           0.77     $274.5      $317.9        86.3%        36.0%        1.19       14.76%
75 Percentile                                  0.57      274.5       317.9        86.3%        36.0%        0.88       12.48%
Mean                                           0.47      274.5       317.9        86.3%        36.0%        0.73       11.38%
25 Percentile                                  0.41      274.5       317.9        86.3%        36.0%        0.64       10.71%
Low                                            0.12      274.5       317.9        86.3%        36.0%        0.18        7.43%

Weighted                                       0.51     $274.5      $317.9        86.3%        36.0%        0.80       11.87%

LANA'I (RESORTS)
High                                           0.92     $274.5      $317.9        86.3%        36.0%        1.43       16.47%
75 Percentile                                  0.83      274.5       317.9        86.3%        36.0%        1.28       15.41%
Mean                                           0.64      274.5       317.9        86.3%        36.0%        0.99       13.29%
25 Percentile                                  0.47      274.5       317.9        86.3%        36.0%        0.72       11.35%
Low                                            0.41      274.5       317.9        86.3%        36.0%        0.64       10.72%

Weighted                                       0.66     $274.5      $317.9        86.3%        36.0%        1.03       13.57%

Sun - Market Beta(4)                           1.00     $274.5      $317.9        86.3%        36.0%        1.55       17.40%
Sun - 25% Hurdle Rate (5)                               $274.5      $317.9        86.3%        36.0%        0.00       16.00%
-------------------------------------------------------------------------------------------------------------------------------

=====================================================================

                                               COST OF
            SUN SEGMENTS                      DEBT (3)       WACC
-----------------------------------          ------------ -----------
COMMERCIAL
High                                             9.00%        9.0%
75 Percentile                                    9.00%        8.2%
Mean                                             9.00%        7.3%
25 Percentile                                    9.00%        7.1%
Low                                              9.00%        6.9%

Weighted                                         9.00%        7.9%

HOME BUILDERS & LAND DEVELOPMENT
High                                             9.00%       10.6%
75 Percentile                                    9.00%        9.4%
Mean                                             9.00%        8.8%
25 Percentile                                    9.00%        8.4%
Low                                              9.00%        6.7%

Weighted                                         9.00%        9.0%

LANA'I (RESORTS)
High                                             9.00%       11.5%
75 Percentile                                    9.00%       10.9%
Mean                                             9.00%        9.8%
25 Percentile                                    9.00%        8.8%
Low                                              9.00%        8.4%

Weighted                                         9.00%       10.0%

Sun - Market Beta(4)                             9.00%       12.0%
Sun - 25% Hurdle Rate (5)                        9.00%       11.3%
---------------------------------------------------------------------



---------------------
(1) Equity Value based on $18.50 per share revised offer price.
(2) Assumes risk free rate of 6.1% and equity risk premium of 7.25%.
(3) Based on Company's floating rate debt and estimated new fixed rate debt
(4) Assuming unlevered beta equals market beta
(5) Cost of Equity based on pretax equity returns of 25.0%.


--------------------------------------------------------------------------------
CONFIDENTIAL                                                                  97

APPENDIX C
REVIEW OF DISCUSSIONS WITH OTHER POTENTIAL BUYERS

APPENDIX D
REAL ESTATE APPRAISAL LETTER

                                                                      APPENDIX D

[THE HALLSTROM GROUP INC. LETTERHEAD]


May 18, 2000



Mr. Stephan Peers
Bear Stearns & Co., Inc.
1999 Avenue of the Stars, 32nd Floor
Los Angeles, California 90067-6100

                                                   LIMITED APPRAISAL OF SELECTED
                                                 CASTLE & COOKE, INC. PROPERTIES


Dear Mr. Peers:

At your request, we have completed a limited market value appraisal of the fee simple interests in selected Hawaii real property assets of Castle & Cooke, Inc. comprising approximately 87,827 acres on the island of Lanai, and 10,072 acres of essentially undeveloped Oahu lands. These holdings are more specifically identified on Table 1 (Lanai) and Table 2 (Oahu). All are owned by Castle & Cooke, Inc. or its subsidiaries.

SCOPE OF ASSIGNMENT

Our conclusions are subject to the limiting conditions and assumptions stated later in the report. The assignment is limited in that the depth of research and analysis is less than that of a complete study. This constitutes invoking an allowed departure of the Uniform Standards of Professional Appraisal Practice (USPAP) Standards Rules 1-3(a) and 1-4(a)(b). We have been asked to provide a restricted appraisal report for internal use by the client. It is intended to comply with the reporting requirements set forth under Standards

Mr. Stephan Peers
May 18, 2000
Page 2


Rule 2-2(c) of USPAP. The depth of discussion contained in this report is specific to your needs and for the intended use stated below.

INTENDED USE OF REPORT

It is our understanding that Bear Stearns & Co., Inc. acting as financial advisor to the Special Committee of the Board of Directors of Castle & Cooke, Inc. regarding possible disposition of a significant portion of company stock. The intended use of this study is to provide real estate value estimates to assist in your evaluation.

PURPOSE OF THE APPRAISAL

The purpose of this study is to estimate overall fee simple market values for both the Lanai and selected Oahu properties to single purchasers, and not the individual worth of the separate land parcels, development projects, or operating properties.

Market value is defined as the most probable price which a property should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently, knowledgeably and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale as of a specified date and the passing of title from seller to buyer under conditions whereby:

-     buyer and seller typically motivated;

- both parties are well informed or well advised, and acting in what they consider their best interests;

-     a reasonable time allowed for exposure in the open market;

Mr. Stephan Peers
May 18, 2000
Page 3


- payment made in terms of cash in United States dollars or in terms of financial arrangements comparable thereto; and

- the price represents the normal consideration for the property sold unaffected by special or creative financing or sales concessions granted by anyone associated with the sale.


INTERESTED VALUE


The interests valued in this study are the fee simple interests in both the Lanai and selected Oahu subject properties to a single purchaser.

EFFECTIVE DATE OF VALUATION

The effective date of valuation is May 15, 2000.


APPRAISAL DEVELOPMENT AND REPORTING PROCESS

In preparing this limited appraisal, we have:

- reviewed various maps delineating the subject holdings, including Hawaii Tax Maps, entitlement maps, topographic maps, master plans, phasing maps, architectural plans, and floor plans;

-     inspected portions of the subject properties;

- consulted with various staff members of Castle & Cooke, Inc. and its subsidiaries for insight into historic and projected uses and operations of the subject properties, their effective market areas, and advantages and limitations which affect their existing and future use potentials and ability to be competitive within the marketplace;

Mr. Stephan Peers
May 18, 2000
Page 4


- examined Castle & Cooke provided operating statements, performance reports, marketing information, assessment records, and selected consulting studies

- analyzed sales of resort, commercial, agricultural, conservation, industrial and residential properties on neighbor islands within the State of Hawaii; and reviewed sales of islands elsewhere in the world for comparison with the Lanai properties;

- examined sales of agriculture and conservation zoned properties on Oahu for comparison with the selected Oahu subject holdings; and

- based on accumulated market information, analyzed subject holdings to conclude value estimates.


HIGHEST AND BEST USE

The highest and best use(s) of the Lanai properties vary based on physical considerations and entitlement status. A large majority of the island is classified as conservation (40,709 acres) and agriculture (33,357 for pasture and open space and approximately 12,000 acres for potentially more intensive agriculture uses). Two project districts, Manele and Koele, comprising a total of 1,486 acres, each contain a hotel and golf course, and lands that have been and are anticipated to be developed for single-family, multi-family and related resort support or ancillary uses. Lanai City contains improved and vacant residential, industrial, commercial and open spaces uses for its almost 3,000 residents. Other portions of the island are developed for auxiliary purposes. These uses are deemed to be consistent with the property's highest and best use.

The highest and best use of the selected Oahu properties are conservation (5,520 acres) or agriculture (4,552 acres), with certain of the agriculture holdings having some urban potential over the next five to 20-plus years.

Mr. Stephan Peers
May 18, 2000
Page 5

VALUATION METHODOLOGY

We have employed sales comparison, income capitalization, subdivision development (discounted cash flow which analyzes the land's development potential), and depreciated cost valuation methodologies. The most prominent has been the sales comparison approach as it forms baselines for most of the other approaches. It is based on the principal of substitution, i.e., the value of a property is governed by the prices generally obtained for other similar properties, the value of land is best measured by prices generally obtained for similar properties within the immediate area. In analyzing market data, it is imperative that the sales prices be reduced to common denominators to relate the degree of comparability to the property under appraisal. In this limited appraisal, we have reviewed overall price trends in the effective market areas. Unlike a complete appraisal process, specific transactions were not selected for comparison to the subject properties, and therefore specific adjustments for differences were not completed.

FEE SIMPLE VALUE CONCLUSION FOR LANAI PROPERTIES

Based on the above data and analyses, it is our opinion on May 15, 2000, subject to the limiting conditions and assumptions contained herein, that the fee simple market value of the Lanai subject property is $160,000,000; of which $55,000,000 is attributable to undeveloped land, and $105,000,000 to Lanai City properties, hotel and golf course assets, and the project districts (surrounding resort development lands).

We acknowledge the developed holdings to be currently underperforming relative to their cost or intrinsic real estate value; however, our limited appraisal estimates market value based on underlying asset value.

Mr. Stephan Peers
May 18, 2000
Page 6

FEE SIMPLE VALUE CONCLUSION FOR OAHU PROPERTIES

Based on the above data and analyses, it is also our opinion on May 15, 2000, subject to the limiting conditions and assumptions contained herein, that the market value of the selected Oahu subject holdings is $45,000,000.

REASONABLE EXPOSURE TIME

The reasonable exposure time for these properties are estimated to be three years.

LIMITING CONDITIONS AND ASSUMPTIONS

The research, analysis, and conclusions for valuation or market studies, performed by The Hallstrom Group, Inc., are subject to and influenced by the following:

- The report expresses the opinion of the signers as of the date stated in the letter of transmittal, and in no way has been contingent upon the reporting of specified values or findings. It is based upon the then present condition of the national and local economy and the then purchasing power of the dollar.

- Legal descriptions used within the report are taken from official documents recorded with the State of Hawaii, Bureau of Conveyances, or have been furnished by the client, and are assumed to be correct. No survey is made for purposes of the report.

- Any sketches, maps, plot plans, and photographs included in the report are intended only to show spatial relationships and/or assist the reader in visualizing the property. They are not measured surveys or maps and we are not responsible for their accuracy or interpretive quality.

Mr. Stephan Peers
May 18, 2000
Page 7

- It is assumed that the subject property is free and clear of any and all encumbrances other than those referred to herein, and no responsibility is assumed for matters of a legal nature. The report is not to be construed as rendering any opinion of title, which is assumed to be good and marketable. No title information or data regarding easements which might adversely affect the use, access, or development of the property, other than that referenced in the report, was found or provided. The property is analyzed as though under responsible ownership and competent management.

- Any architectural plans and/or specifications examined assume completion of the improvements in general conformance with those documents in a timely and workmanlike manner.

- Preparation for, attendance, or testimony at any court or administrative hearing in connection with this report shall not be required unless prior arrangements have been made therefor.

- If the report contains an allocation of value between land and improvements, such allocation applies only under the existing program of utilization. The separate valuations for land and building must not be used in conjunction with any other purpose and are invalid if so used.

- If the report contains a valuation relating to a geographical portion or tract of real estate, the value reported for such geographical portion relates to such portion only and should not be construed as applying with equal validity to other portions of the larger parcel or tract; and the value reported for such geographical portion plus the value of all other geographical portions may or may not equal the value of the entire parcel or tract considered as an entity.

Mr. Stephan Peers
May 18, 2000
Page 8

- If the report contains a valuation relating to an estate in land that is less than the whole fee simple estate, the value reported for such estate relates to a fractional interest only in the real estate involved, and the value of this fractional interest plus the value of all other fractional interest may or may not equal to the value of the entire fee simple estate considered as a whole.

- It is assumed that there are no hidden or inapparent conditions of the property, subsoil, or structures which would render it more or less valuable; we assume no responsibility for such conditions or for engineering which might be required to discover such factors.

- Nothing in the report should be deemed a certification or guaranty as to the structural and/or mechanical (electrical, heating, air-conditioning, and plumbing) soundness of the building(s) and associated mechanical systems, unless otherwise noted.

- Information, estimates, and opinions provided by third parties and contained in this report were obtained from sources considered reliable and believed to be true and correct. However, no responsibility is assumed for possible misinformation.

- Possession of the report, or a copy thereof, does not carry with it the right of publication, and the report may not be used by any person or organization except the client without the previous written consent of the appraiser, and then only in its entirety.

- Disclosure of the contents of this report is governed by the By-Laws and Regulations of the Appraisal Institute. Neither all nor any part of the contents of this report (especially any conclusions as to value, the identity of the appraisers or the firm which they are connected, or any reference to the Appraisal Institute or to the MAI designation) shall be disseminated to the public through advertising media, public relations media, news media, sales media, or any public means of communication

Mr. Stephen Peers
May 18, 2000
Page 9

      without the prior consent and approval of the appraisers. We understand and agree that reference to our report may be made by you in your advice and opinion to the Special Committee, and that our report may be included in materials filed with governmental agencies in connection with this matter.

- Unless otherwise stated in this report, the existence of hazardous material, which may or may not be present on the property, was not observed by the appraiser. The appraiser has no knowledge of the existence of such materials on or in the property. The appraiser, however, is not qualified to detect such substances. The presence of substances such as asbestos, urea-formaldehyde foam insulation, or other potentially hazardous materials may affect the value of the property. The value estimate is predicated on the assumption that there is no such material on or in the property that would cause a loss in value. No responsibility is assumed for any such conditions, or for any expertise or engineering knowledge required to discover them. The client is urged to retain an expert in this field, if desired.

- The Americans with Disabilities Act (ADA) became effective January 26, 1992. We have not made a specific compliance survey and analysis of this property to determine whether or not it is in conformity with the various detailed requirement of the ADA. It is possible that a compliance survey together with a detailed analysis of the requirements of the ADA could reveal that the property is not in compliance with one or more of the requirements of the act. If so, this fact could have a negative effect upon the value of the property. We did not consider possible noncompliance with the requirements of ADA in estimating the value of the property.

- It is assumed that the single buyer of the Lanai property will honor all existing leases, contractual agreements, fulfill all entitlement contingencies, the formal memorandums with Lanaians for Sensible Growth and subsequent agreements, and maintain all support facilities and infrastructure (i.e., the water company, sewage

Mr. Stephen Peers
May 18, 2000
Page 10

      treatment plants, game management, public landscaping and community support programs) to the same extent and level of obligation as Castle and Cooke, Inc. and its related companies.

CERTIFICATION

The undersigned do hereby certify that, to the best of our knowledge and belief, the statements of fact contained in this report are true and correct. It is further certified that the report, analyses, opinions, and conclusions are limited only by the reported assumptions and limiting conditions, and are our personal, impartial, and unbiased professional analyses, opinions, and conclusions. We further certify that we have no present or prospective interest in the property that is the subject of this report, and have no personal interest with respect to the parties involved. We have no bias with respect to the property or the parties involved with this assignment. Our engagement was not contingent upon developing or reporting predetermined results. Our compensation is not contingent on a predetermined value or direction in value that favors the cause of the client, the amount of the value opinion, the attainment of a stipulated result, or the occurrence of a subsequent event directly related to the intended use of this appraisal. The appraisal analyses, opinions, and conclusions were developed, and this report has been prepared, in conformity with the requirements of the Code of Professional Ethics and Standards of Professional Appraisal Practice of the Appraisal Institute, and the Uniform Standards of Professional Appraisal Practice. The use of this report is subject to the requirements of the Appraisal Institute relating to review by duly authorized representatives. James E. Hallstrom, Jr. certifies that he has made a current personal inspection of portions of the Lanai properties. Donald L. Hallstrom did not currently inspect the Lanai properties, nor did either James E. Hallstrom, Jr. or Donald L. Hallstrom currently inspect the Oahu properties.
Previously, most of the Lanai holdings and some of the Oahu properties have been inspected by James E. Hallstrom, Jr. and/or Donald L. Hallstrom. No persons provided significant professional assistance other than the undersigned.

Mr. Stephen Peers
May 18, 2000
Page 11

The Appraisal Institute conducts programs of continuing education for their designated members. As of the date of this report, James E. Hallstrom, Jr. has completed the requirements of the continuing education program of the Appraisal Institute.


THE HALLSTROM GROUP, INC.

/s/ James E. Hallstrom, Jr.
----------------------------------
James E. Hallstrom, Jr., MAI, CRE
Hawaii State Certified
General Appraiser, CGA-178
Exp. Date December 31, 2001


/s/ Donald L. Hallstrom
----------------------------------
Donald L. Hallstrom, CRE
Hawaii State Certified
General Appraiser, CGA-81
Exp. Date December 31, 2001

/as

[THE HALLSTROM GROUP INC. LETTERHEAD]



                      PROFESSIONAL BACKGROUND AND SERVICES


The Hallstrom Group, Inc. is a Honolulu based independent professional organization that provides a wide scope of real estate consulting services throughout the State of Hawaii with particular emphasis on valuation studies. The purpose of the firm is to assist clients in formulating realistic real estate decisions. It provides solutions to complex issues by delivering thoroughly researched, objective analyses in a timely manner. Focusing on specific client problems and needs, and employing a broad range of tools including after-tax cash flow simulations and feasibility analyses, the firm minimizes the financial risks inherent in the real estate decision making process.

The principals and associates of the firm have been professionally trained, are experienced in Hawaiian real estate, and are actively associated with the Appraisal Institute and the Counselors of Real Estate nationally recognized real estate appraisal and counseling organizations.


The real estate appraisals prepared by The Hallstrom Group accomplish a variety of needs and function to provide professional value opinions for such purposes as mortgage loans, investment decisions, lease negotiations and arbitrations, condemnations, assessment appeals, and the formation of policy decisions. Valuation assignments cover a spectrum of property types including existing and proposed resort and residential developments, industrial properties, high-rise office buildings and condominiums, shopping centers, subdivisions, apartments, residential leased fee conversions, special purpose properties, and vacant acreage, as well as property assemblages and portfolio reviews.

Market studies are research-intensive, analytical tools oriented to provided insight into investment opportunities and development challenges, and range in focus from highest and best use determinations for a specific site or improved property to an evaluation of multiple (present and future) demand and supply characteristics for long-term, mixed-use projects. Market studies are commissioned for a variety of purposes where timely market information, insightful trends analyses, and perceptive conceptual conclusions or recommendations are critical. Uses include the formation of development strategies, bases for capital commitment decisions, evidence of appropriateness for state and county land use classification petitions, fiscal and social impact evaluations, and the identification of alternative economic use/conversion opportunities.

TABLE 1


                          SUMMARY OF LAND INVENTORY
                    CASTLE & COOKE, INC.'S LANAI PROPERTIES



Second Division                     Land Area                         Existing Assessment
  Tax Map Key                        in Acres                          Use Classification
---------------                     ---------                         -------------------
     4-9-01-021                         0.632                            Conservation
     4-9-01-024                        12.553                            Imp Res/Cons
     4-9-01-025                         5.683                        Unimproved Residential
     4-9-01-027                         1.151                         Improved Residential
     4-9-01-030                         0.606                         Improved Residential
     4-9-02-001                    86.074.576                  Imp Res/Comm/Ind/Ag/cons/Unimp Res
     4-9-02-053                         0.388                            Industrial
     4-9-02-054                         3.525                         Improved Residential
     4-9-02-055                            (1)                            Commercial
     4-9-02-055                            (1)                            Commercial
     4-9-03-026                         2.148                         Improved Residential
     4-9-04-001                         0.241                         Improved Residential
     4-9-04-014                         0.149                         Improved Residential
     4-9-04-024                         0.058                         Improved Residential
     4-9-04-040                         0.072                         Improved Residential
     4-9-04-048                         0.098                         Improved Residential
     4-9-04-050                         0.143                         Improved Residential
     4-9-04-051                         2.665                               Apartment
     4-9-04-056                         0.073                         Improved Residential
     4-9-04-077                         0.066                         Improved Residential
     4-9-04-081                         0.123                         Improved Residential
     4-9-04-082                         0.157                         Improved Residential
     4-9-04-083                         0.217                         Improved Residential
     4-9-04-084                         1.941                               Apartment
     4-9-04-085                         0.070                         Improved Residential
     4-9-04-086                         0.075                         Improved Residential
     4-9-04-087                         0.075                         Improved Residential
     4-9-04-088                         0.072                         Improved Residential
     4-9-04-089                         0.075                         Improved Residential
     4-9-04-090                         0.075                         Improved Residential
     4-9-04-091                         0.088                         Improved Residential
     4-9-04-092                         0.068                         Improved Residential
     4-9-04-093                         0.068                         Improved Residential
     4-9-04-094                         0.073                         Improved Residential
     4-9-04-095                         0.072                         Improved Residential
     4-9-04-097                         0.123                         Improved Residential
     4-9-04-098                         0.067                         Improved Residential
     4-9-04-099                         0.067                         Improved Residential
     4-9-04-100                         0.155                         Improved Residential
     4-9-04-101                         0.155                         Improved Residential
     4-9-04-102                         0.073                         Improved Residential
     4-9-04-103                         0.060                         Improved Residential
     4-9-04-104                         0.075                         Improved Residential
     4-9-04-105                         0.101                         Improved Residential
     4-9-04-106                         0.079                         Improved Residential
     4-9-04-107                         0.079                         Improved Residential
     4-9-04-108                         0.079                         Improved Residential
     4-9-04-109                         0.079                         Improved Residential
     4-9-05-020                         0.065                         Improved Residential
     4-9-05-031                         0.064                         Improved Residential
     4-9-05-042                         0.066                         Improved Residential
     4-9-05-047                         0.069                         Improved Residential
     4-9-05-052                         0.132                         Improved Residential
     4-9-05-063                         0.142                         Improved Residential
     4-9-05-071                         0.078                         Improved Residential
     4-9-05-074                         0.067                         Improved Residential

                           SUMMARY OF LAND INVENTORY
                    CASTLE & COOKE, INC.'S LANAI PROPERTIES



      Second Division               Land Area              Existing Assessment
        Tax Map Key                 in Acres               Use Classification
      ---------------               ---------              -------------------

        4-9-05-080                    0.366                Improved Residential
        4-9-05-088                    0.070                Improved Residential
        4-9-05-090                    7.001                     Industrial
        4-9-05-093                    0.069                Improved Residential
        4-9-05-094                    0.067                Improved Residential
        4-9-05-095                    0.067                Improved Residential
        4-9-05-096                    0.067                Improved Residential
        4-9-05-097                    0.073                Improved Residential
        4-9-05-098                    0.074                Improved Residential
        4-9-05-099                    0.083                Improved Residential
        4-9-05-100                    0.068                Improved Residential
        4-9-05-101                    0.068                Improved Residential
        4-9-05-102                    0.077                Improved Residential
        4-9-05-103                    0.066                Improved Residential
        4-9-05-104                    0.075                Improved Residential
        4-9-05-105                    0.096                Improved Residential
        4-9-05-106                    0.069                Improved Residential
        4-9-05-107                    0.108                Improved Residential
        4-9-05-108                    0.132                Improved Residential
        4-9-05-109                    0.132                Improved Residential
        4-9-05-110                    0.146                Improved Residential
        4-9-05-111                    0.146                Improved Residential
        4-9-05-112                    0.070                Improved Residential
        4-9-05-113                    0.072                Improved Residential
        4-9-05-114                    0.072                Improved Residential
        4-9-05-115                    0.072                Improved Residential
        4-9-05-116                    0.088                Improved Residential
        4-9-05-117                    0.068                Improved Residential
        4-9-06-003                    0.685                     Commercial
        4-9-06-005                    3.277                Improved Residential
        4-9-06-006                    0.340                Improved Residential
        4-9-06-007                    0.686                Improved Residential
        4-9-06-010                    0.622                     Apartment
        4-9-06-011                    0.984                     Apt/Comm
        4-9-06-015                    0.984                     Commercial
        4-9-06-021                    1.025                     Commercial
        4-9-06-026                    1.025                     Commercial
        4-9-06-028                    0.341                Improved Residential
        4-9-06-031                    0.340                     Commercial
        4-9-06-033                    1.033                Improved Residential
        4-9-06-034                    0.836                     Commercial
        4-9-06-042                    0.984                     Commercial
        4-9-06-043                    2.517                     Commercial
        4-9-06-049                    0.242                     Commercial
        4-9-06-050                    0.513                Improved Residential
        4-9-06-054                    0.323                     Commercial
        4-9-06-055                    0.297                     Commercial
        4-9-06-057                    0.172                Improved Residential
        4-9-06-059                    0.168                Improved Residential
        4-9-06-060                    0.256                Improved Residential
        4-9-06-061                    0.256                Improved Residential
        4-9-06-062                    0.063                     Apartment
        4-9-06-064                    0.324                     Commercial
        4-9-07-006                    0.136                Improved Residential
        4-9-07-025                    0.946                Improved Residential
        4-9-07-034                    0.058                Improved Residential
        4-9-07-038                    0.075                Improved Residential

                           SUMMARY OF LAND INVENTORY
                    CASTLE & COOKE, INC.'S LANAI PROPERTIES



     Second Division               Land Area             Existing Assessment
       Tax Map Key                 In Acres              Use Classification
     ---------------               ---------             -------------------

       4-9-07-040                    0.272               Improved Residential
       4-9-07-041                    0.094               Improved Residential
       4-9-07-045                    0.455               Improved Residential
       4-9-07-054                    0.140               Improved Residential
       4-9-07-080                    0.136               Improved Residential
       4-9-07-095                    0.266               Improved Residential
       4-9-07-097                    0.163               Improved Residential
       4-9-07-101                    0.068               Improved Residential
       4-9-07-102                    0.354               Improved Residential
       4-9-07-107                    0.070               Improved Residential
       4-9-07-112                    0.068               Improved Residential
       4-9-07-125                    0.075               Improved Residential
       4-9-07-131                    0.072               Improved Residential
       4-9-07-139                    0.920               Improved Residential
       4-9-07-146                    0.074               Improved Residential
       4-9-07-147                    0.082               Improved Residential
       4-9-07-148                    0.102               Improved Residential
       4-9-07-149                    0.163               Improved Residential
       4-9-07-150                    0.132               Improved Residential
       4-9-07-151                    0.091               Improved Residential
       4-9-07-152                    0.180               Improved Residential
       4-9-07-153                    0.072               Improved Residential
       4-9-07-154                    0.072               Improved Residential
       4-9-07-155                    0.072               Improved Residential
       4-9-07-156                    0.073               Improved Residential
       4-9-07-157                    0.073               Improved Residential
       4-9-07-158                    0.073               Improved Residential
       4-9-07-159                    0.076               Improved Residential
       4-9-07-160                    0.073               Improved Residential
       4-9-07-161                    0.076               Improved Residential
       4-9-07-162                    0.071               Improved Residential
       4-9-07-163                    0.072               Improved Residential
       4-9-07-164                    0.069               Improved Residential
       4-9-08-001                    0.138               Improved Residential
       4-9-08-012                    0.186               Improved Residential
       4-9-08-013                    9.125                    Apartment
       4-9-08-036                    0.477                    Apartment
       4-9-08-018                    0.165               Improved Residential
       4-9-08-019                    0.313               Improved Residential
       4-9-08-029                    0.124               Improved Residential
       4-9-08-035                    0.124               Improved Residential
       4-9-08-037                    0.201               Improved Residential
       4-9-08-038                    0.161               Improved Residential
       4-9-08-039                    0.139               Improved Residential
       4-9-08-040                    0.076               Improved Residential
       4-9-08-041                    0.075               Improved Residential
       4-9-08-042                    0.070               Improved Residential
       4-9-08-043                    0.142               Improved Residential
       4-9-08-044                    0.096               Improved Residential
       4-9-08-045                    0.072               Improved Residential
       4-9-08-046                    0.075               Improved Residential
       4-9-08-047                    0.102               Improved Residential
       4-9-08-048                    3.264              Unimproved Residential
       4-9-08-049                    0.120               Improved Residential
       4-9-09-007                    0.038               Improved Residential
       4-9-09-036                    0.101               Improved Residential
       4-9-09-043                    0.151                   Conservation

                           SUMMARY OF LAND INVENTORY
                    Castle & Cooke, Inc.'s Lanai Properties



     Second Division               Land Area             Existing Assessment
       Tax Map Key                 in Acres              Use Classification
     ---------------               ---------             -------------------

       4-9-10-001                    0.154               Improved Residential
       4-9-10-028                    0.148               Improved Residential
       4-9-10-047                    1.393               Improved Residential
       4-9-10-061                    0.661               Improved Residential
       4-9-10-066                    0.064               Improved Residential
       4-9-10-067                    0.062               Improved Residential
       4-9-10-068                    0.055               Improved Residential
       4-9-10-069                    0.072               Improved Residential
       4-9-10-070                    0.063               Improved Residential
       4-9-10-071                    0.066               Improved Residential
       4-9-10-072                    0.069               Improved Residential
       4-9-10-073                    0.061               Improved Residential
       4-9-10-074                    0.076               Improved Residential
       4-9-10-075                    0.067               Improved Residential
       4-9-11-001                    7.851             Comm/Cons/Hotel & Resort
       4-9-11-003                    0.430                    Commercial
       4-9-11-005                    0.293               Improved Residential
       4-9-11-008                    0.379               Improved Residential
       4-9-11-015                    0.258               Improved Residential
       4-9-11-018                    0.330                    Commercial
       4-9-11-019                    0.241               Improved Residential
       4-9-11-020                    0.491               Improved Residential
       4-9-11-021                    0.303               Improved Residential
       4-9-12-001                    1.234                   Impr Res/Comm
       4-9-12-003                    0.346               Improved Residential
       4-9-12-005                    0.073               Improved Residential
       4-9-12-025                    0.091               Improved Residential
       4-9-12-030                    0.293               Improved Residential
       4-9-12-031                    0.138               Improved Residential
       4-9-12-035                    0.076               Improved Residential
       4-9-12-043                    0.071               Improved Residential
       4-9-12-057                    0.074               Improved Residential
       4-9-12-059                    0.067               Improved Residential
       4-9-12-064                    0.065               Improved Residential
       4-9-12-065                    0.091               Improved Residential
       4-9-12-066                    0.087               Improved Residential
       4-9-12-067                    0.125               Improved Residential
       4-9-12-068                    0.053               Improved Residential
       4-9-12-069                    0.059               Improved Residential
       4-9-12-070                    0.071               Improved Residential
       4-9-12-071                    0.076               Improved Residential
       4-9-12-072                    0.076               Improved Residential
       4-9-12-073                    0.076               Improved Residential
       4-9-12-074                    0.107               Improved Residential
       4-9-12-075                    0.125               Improved Residential
       4-9-12-077                    0.121               Improved Residential
       4-9-12-078                    0.104               Improved Residential
       4-9-12-079                    0.069               Improved Residential
       4-9-13-005                    0.061               Improved Residential
       4-9-13-008                    0.068               Improved Residential
       4-9-13-009                    0.113               Improved Residential
       4-9-13-015                    0.087               Improved Residential
       4-9-13-034                    0.708               Improved Residential
       4-9-13-036                    0.062               Improved Residential
       4-9-13-043                    0.063               Improved Residential
       4-9-13-045                    0.068               Improved Residential
       4-9-13-066                    0.072               Improved Residential

                           SUMMARY OF LAND INVENTORY
                    Castle & Cooke, Inc.'s Lanai Properties



     Second Division               Land Area             Existing Assessment
       Tax Map Key                 in Acres              Use Classification
     ---------------               ---------             -------------------

       4-9-13-071                    0.067               Improved Residential
       4-9-13-073                    0.225               Improved Residential
       4-9-13-080                    0.125               Improved Residential
       4-9-13-082                    0.094               Improved Residential
       4-9-13-083                    0.103               Improved Residential
       4-9-13-084                    0.074               Improved Residential
       4-9-13-085                    0.076               Improved Residential
       4-9-13-086                    0.069               Improved Residential
       4-9-13-087                    0.113               Improved Residential
       4-9-13-088                    0.113               Improved Residential
       4-9-13-089                    0.071               Improved Residential
       4-9-13-090                    0.069               Improved Residential
       4-9-13-091                    0.083               Improved Residential
       4-9-13-092                    0.143               Improved Residential
       4-9-13-093                    0.136               Improved Residential
       4-9-13-094                    0.145               Improved Residential
       4-9-14-001                   86.100             Imp Res/Ind/Ag/Unimp Res
       4-9-14-006                    0.709               Improved Residential
       4-9-14-007                    0.502               Improved Residential
       4-9-14-009                   25.982                    Industrial
       4-9-14-011                   18.177                   Conservation
       4-9-14-012                    0.313                    Industrial
       4-9-14-013                   10.001                    Industrial
       4-9-14-016                    1.024               Improved Residential
       4-9-14-017                    0.523                    Industrial
       4-9-14-018                    7.673                   Agricultural
       4-9-15-001                    0.544                   Conservation
       4-9-15-022                    0.185               Improved Residential
       4-9-15-041                    0.210               Improved Residential
       4-9-15-051                    0.164               Improved Residential
       4-9-15-052                    0.210               Improved Residential
       4-9-15-071                    0.268               Improved Residential
       4-9-15-072                    0.215               Improved Residential
       4-9-15-073                    0.210               Improved Residential
       4-9-15-077                    0.203               Improved Residential
       4-9-15-079                    1.436                   Conservation
       4-9-16-001                    0.124               Improved Residential
       4-9-16-002                    0.115               Improved Residential
       4-9-16-006                    0.115               Improved Residential
       4-9-16-008                    0.115               Improved Residential
       4-9-16-009                    0.115               Improved Residential
       4-9-16-010                    0.115               Improved Residential
       4-9-16-011                    0.115               Improved Residential
       4-9-16-012                    0.119               Improved Residential
       4-9-16-013                    0.120               Improved Residential
       4-9-16-015                    0.069               Improved Residential
       4-9-16-033                    0.115               Improved Residential
       4-9-16-035                    0.115               Improved Residential
       4-9-16-036                    0.115               Improved Residential
       4-9-16-042                    0.115               Improved Residential
       4-9-16-044                    0.115               Improved Residential
       4-9-16-046                    0.115               Improved Residential
       4-9-16-101                    0.115               Improved Residential
       4-9-16-103                    0.115               Improved Residential
       4-9-16-126                    0.116               Improved Residential
       4-9-16-127                    0.124               Improved Residential
       4-9-16-146                    0.049               Improved Residential

                          SUMMARY OF LAND INVENTORY
                    CASTLE & COOKE, INC.'S LANAI PROPERTIES



Second Division                     Land Area                         Existing Assessment
  Tax Map Key                        in Acres                          Use Classification
---------------                     ---------                         -------------------
     4-9-16-147                         0.547                         Improved Residential
     4-9-16-148                         0.739                         Improved Residential
     4-9-16-149                         1.727                         Improved Residential
     4-9-19-005                         0.153                         Improved Residential
     4-9-19-010                         0.152                         Improved Residential
     4-9-19-031                         0.151                         Improved Residential
     4-9-19-035                         0.138                         Improved Residential
     4-9-19-036                         0.138                               Apartment
     4-9-19-037                         0.143                         Improved Residential
     4-9-19-041                         0.142                         Improved Residential
     4-9-19-042                         0.138                         Improved Residential
     4-9-19-046                         0.138                         Improved Residential
     4-9-19-054                         0.163                         Improved Residential
     4-9-19-055                         0.157                               Apartment
     4-9-19-066                         0.150                         Improved Residential
     4-9-19-068                         0.154                         Improved Residential
     4-9-19-071                         0.145                         Improved Residential
     4-9-19-073                         0.138                         Improved Residential
     4-9-19-087                         0.138                         Improved Residential
     4-9-19-095                         0.150                         Improved Residential
     4-9-19-102                         0.138                         Improved Residential
     4-9-19-121                         5.409                         Improved Residential
     4-9-17-001                        50.000                            Hotel & Resort
     4-9-17-002                        94.999                    Apt/Comm/Ind/Cons/Unimp Res
     4-9-17-003                       157.841                          Comm/Cons/Unimp Res
     4-9-17-004                         0.207                            Hotel & Resort
     4-9-17-005                         0.902                            Hotel & Resort
     4-9-17-007                         5.749                         Improved Residential
     4-9-17-008                       258.610                            Cons/Unimp Res
     4-9-17-009                       170.722                            Cons/Unimp Res
     4-9-17-010                        51.094                            Cons/Unimp Res
     4-9-22-001                         0.906                               Apartment
     4-9-22-003(2)                      2.953                               Apartment
     4-9-22-004(2)                      1.458                               Apartment
     4-9-22-005                         1.045                         Improved Residential
     4-9-22-006                         0.968                         Improved Residential
     4-9-22-007                         0.801                         Improved Residential
     4-9-22-010                         0.602                         Improved Residential
     4-9-22-011                         0.978                         Improved Residential
     4-9-22-012                         0.915                         Improved Residential
     4-9-22-013                         2.044                         Improved Residential
     4-9-22-014                         3.562                         Improved Residential
     4-9-22-015                         3.677                         Improved Residential
     4-9-22-016                         0.888                         Improved Residential
     4-9-22-017                         0.818                         Improved Residential
     4-9-22-018                         0.843                         Improved Residential
     4-9-22-019                         0.797                         Improved Residential
     4-9-22-020                         0.750                         Improved Residential
     4-9-22-021                         0.703                         Improved Residential
     4-9-22-022                         0.944                         Improved Residential
     4-9-22-023                         3.206                        Unimproved Residential
     4-9-22-024                         0.564                         Improved Residential
     4-9-22-025                         0.918                         Improved Residential
     4-9-23-001                         4.309                              Agricultural
     4-9-23-002                         0.844                         Improved Residential
     4-9-23-003                         0.944                         Improved Residential
     4-9-23-004                         1.199                         Improved Residential

                           SUMMARY OF LAND INVENTORY
                    CASTLE & COOKE, INC.'S LANAI PROPERTIES



     Second Division               Land Area             Existing Assessment
       Tax Map Key                 in Acres              Use Classification
     ---------------               ---------             -------------------

       4-9-23-005                    1.292               Improved Residential
       4-9-23-006                    0.659               Improved Residential
       4-9-23-007                    0.633               Improved Residential
       4-9-23-008                    0.585               Improved Residential
       4-9-23-009                    0.601               Improved Residential
       4-9-23-010                    0.563               Improved Residential
       4-9-23-011                    0.736               Improved Residential
       4-9-23-014                    1.174               Improved Residential
       4-9-23-015                    0.633               Improved Residential
       4-9-23-016                    0.638               Improved Residential
       4-9-23-017                    0.988               Improved Residential
       4-9-23-018                    1.498               Improved Residential
       4-9-23-019                    0.857               Improved Residential
       4-9-23-020                    1.354               Improved Residential
       4-9-23-021                    0.208               Improved Residential
       4-9-23-022                    9.700                   Conservation
       4-9-23-023                    7.939               Improved Residential
       4-9-23-024                    0.626               Improved Residential
       4-9-23-025                    0.224               Improved Residential
       4-9-18-001                   24.829                  Hotel & Resort
       4-9-18-002                  216.622              Impr Res/Cons/Unimp Res
       4-9-18-003                  326.512                  Impr Res/Cons
       4-9-20-002                    0.486               Improved Residential
       4-9-20-003                    0.486               Improved Residential
       4-9-20-004                    0.463               Improved Residential
       4-9-20-005                    0.481               Improved Residential
       4-9-20-006                    0.485               Improved Residential
       4-9-20-008                    0.486               Improved Residential
       4-9-20-010                    0.582               Improved Residential
       4-9-20-011                    0.651               Improved Residential
       4-9-20-012                    0.684               Improved Residential
       4-9-20-013                    0.735               Improved Residential
       4-9-20-014                    0.681               Improved Residential
       4-9-20-018                    0.495               Improved Residential
       4-9-20-019                    0.484               Improved Residential
       4-9-20-020                    7.424               Improved Residential
       4-9-21-001                    1.514                     Apartment
       4-9-21-002 (2)                1.373                     Apartment
       4-9-21-003                    3.384                     Apartment
       4-9-21-004 (2)                5.102                     Apartment
       4-9-21-005                    3.571                     Apartment
       4-9-21-006                    1.374                     Apartment
       4-9-21-007                    2.233                     Apartment
       4-9-21-008                    4.664               Unimproved Residential
       4-9-21-009                   11.827               Unimproved Residential
                              ------------
      Grand Total               87,827.183

-----------------------------
(1) Leased space at Airport
(2) Developed into Condominium Property Regime: some lots/ units have been sold.

Source: Castle & Cook, Inc. and The Hallstrom Group, Inc., May 2000.

TABLE 2

                          SUMMARY OF LAND INVENTORY
                 CASTLE & COOKE, INC.'S SELECTED OAHU PROPERTIES



                          First Division         Land Area                            County
Property                    Tax Map Key           in Acres       State Land Use       Zoning
--------                  --------------         ---------       --------------       ------
Waipio Forest Reserve     (1) 9-5-04-01          5,520,272           Cons.             P-1

Whitmore                  (1) 7-1-02-09             24,092            Ag               Ag-1
                          (1) 7-1-02-10            271,908            Ag               Ag-1
                                                 ---------
                                                   296,000

Mililani South            (1) 9-4-03-02            231,754            Ag               Ag-1
                          (1) 9-4-05-48            378,363            Ag               Ag-1
                                                 ---------
                                                   610,117

Waiawa                    (1) 9-4-06-10             34,940            Ag                P-2
                          (1) 9-5-03-09              3,422            Ag                P-2
                          (1) 9-4-06-29            302,080            Ag               Ag-1
                          (1) 9-6-04-21             73,368            Ag               Ag-1
                          (1) 9-4-06-03 (por)        2,767            Ag               Ag-1
                                                 ---------
                                                   416,577

Koa Ridge Makai           (1) 9-4-06-01            438,363            Ag               Ag-1
                          (1) 9-4-06-03 (por)        1,412            Ag               Ag-1
                          (1) 9-4-06-02             92,785            Ag               Ag-1
                          (1) 9-5-03-04 (por)       38,405            Ag               Ag-1
                                                 ---------
                                                   570,965

Pine Spur                 (1) 9-5-02-03            162,842            Ag               Ag-1

Koa Ridge Mauka           (1) 9-5-03-04 (por)      158,512            Ag               Ag-1
                          (1) 9-5-03-04 (por)      183,416            Ag               Ag-1
                          (1) 9-5-03-04 (por)        6,750            Ag               Ag-1
                          (1) 9-5-03-04 (por)      136,638            Ag               Ag-1
                          (1) 9-5-03-01 (por)        2,308            Ag               Ag-1
                          (1) 9-5-03-01 (por)       34,800            Ag               Ag-1
                          (1) 9-5-03-02 (por)        7,767            Ag               Ag-1
                          (1) 9-5-03-01 (por)      110,000            Ag               Ag-1
                                                 ---------
                                                   640,191

Kipapa Gulch              (1) 9-5-03-07             91,654            Ag               Ag-1
                          (1) 9-5-03-01 (por)      256,319            Ag               Ag-1
                          (1) 9-5-03-01 (por)       16,721            Ag               Ag-1
                          (1) 9-5-03-01 (por)      625,082            Ag               Ag-1
                          (1) 9-5-02-01 (por)      125,065            Ag               Ag-1
                          (1) 9-5-49-31             13,682            Ag               Ag-1
                          (1) 9-5-02-01 (por)                         Ag               Ag-1
                          (1) 9-5-03-11            438,112            Ag               Ag-1
                          (1) 9-5-03-14 (por)       12,497            Ag               Ag-1
                          (1) 9-5-03-14 (por)       16,378            Ag               Ag-1
                                                 ---------
                                                 1,595,510

Dole Plantation           (1) 6-4-03-08              6,974            Ag               Ag-1
                          (1) 6-4-03-11             79,814            Ag               Ag-1
                          (1) 6-4-04-07            163,212            Ag                                                ---------
                                                 ---------
                                                   250,000

Kaiahulu                  (1) 6-8-03-01              9,160            Ag               Ag-1

-------------------------------
Source: Castle & Cooke Inc. and The Hallstrom Group, Inc., May 2000.